UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

Repare Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Québec	001-39335	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7171 Frederick-Banting, Building 2, Suite 270 St-Laurent, Québec, Canada	H4S 1Z9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 412-7018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, no par value	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Arrangement Agreement

On November 14, 2025, Repare Therapeutics Inc. (the “Company”) entered into an Arrangement Agreement (the “Agreement”) with XenoTherapeutics, Inc., a Massachusetts non-profit corporation (“Xeno”), Xeno Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Xeno (“Purchaser”) and solely for purposes of Section 9.15 thereof, XOMA Royalty Corporation, a Nevada corporation (“XRC”), pursuant to which Purchaser will acquire all of the issued and outstanding common shares (the “Common Shares,” and the holders of such Common Shares, the “Shareholders”) of the Company (the “Transaction”). Under the terms of the Agreement, the Shareholders will receive a cash payment per Common Share (the “Cash Amount”) that will be determined based upon the Company’s cash balance immediately prior to the closing of the Transaction (“Closing”) after deducting certain transaction costs, the aggregate amount of outstanding liabilities, and a transaction fee to Xeno. In addition, each Shareholder will also receive one non-transferable contingent value right (each, a “CVR”) for each Common Share that will entitle the holder to receive a pro rata portion of potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement (as defined and further described below). The cash payable at Closing is currently estimated to be approximately $1.82 per Common Share, exclusive of payments received pursuant to the CVR.

The Company’s transaction committee comprised entirely of independent directors of the board of directors of the Company (the “Board,” and such transaction committee, the “Transaction Committee”) following receipt and review of the opinion of the Transaction Committee’s financial advisors, determined that the Arrangement (defined below) is fair to the Shareholders, and that the Arrangement is in the best interests of the Company.

The Board, after consultation with the Company’s management and legal advisors and, following the receipt and review of the unanimous recommendation from the Transaction Committee and the opinion of the Transaction Committee’s financial advisors, has unanimously approved the Transaction and determined that the Transaction is in the best interest of the Company and is fair to the Shareholders. The Board has unanimously resolved to recommend that the Shareholders vote in favor of the Transaction, subject to the terms and conditions contained in the Agreement.

The Transaction will be implemented by way of a court-approved plan of arrangement under the Business Corporations Act (Québec) (the “QBCA,” and such transaction, the “Arrangement”) and will require approval of at least: (i) 66 2⁄3% of the votes cast by the Shareholders, and (ii) a majority of the votes cast by the Shareholders excluding votes held by certain “interested parties” required to be excluded by Multilateral Instrument 61-101, at a special meeting to be held to consider the Transaction. In addition to approval by the Shareholders, the Transaction is also subject to customary closing conditions, including: (i) obtaining the necessary interim and final orders of the Superior Court of Québec; (ii) Shareholders of not more than five percent (5%) of the outstanding Common Shares of the Company having exercised rights of dissent under the QBCA in respect of the Arrangement; (iii) the accuracy of the representations and warranties made by the parties in the Agreement, subject to specified qualifications; and (iv) compliance by each of the Company and Purchaser with certain covenants under the Agreement subject to specified qualifications.

The Agreement contains representations and warranties from both the Company, on the one hand, and Xeno and Purchaser, on the other hand, customary for a transaction of this nature. The Agreement also contains customary covenants and agreements, including with respect to the operations of the business of the Company between the date of the Agreement and Closing. Pursuant to the Agreement, XRC has unconditionally and irrevocably guaranteed the full and timely performance and satisfaction of Xeno and Purchaser’s obligations under the Agreement.

Subject to certain limited exceptions, during the period from the date of the Agreement through the Effective Time (as defined in the Agreement), the Company has agreed not to, directly or indirectly, solicit, initiate, propose, encourage or facilitate any inquiry, discussion, offer or request that constitutes, or would reasonably be expected to lead to an Acquisition Proposal (as defined in the Agreement), or take certain other restricted actions in connection therewith. Notwithstanding this limitation, the Company may, under certain specified circumstances, furnish information to, and participate in discussions or negotiations with, third parties with respect to an Acquisition Proposal if the Board determines in good faith, after consultation with its outside legal counsel and financial advisors, that such acquisition proposal either (i) constitutes a Superior Proposal (as defined in the Agreement) or (ii) is reasonably likely to lead to or result in a Superior Proposal.

The Agreement contains customary termination rights for Purchaser, on the one hand, and the Company, on the other hand, including, among others, for failure to consummate the Transaction on or before the Outside Date (as defined in the Agreement). If the Agreement is terminated under certain circumstances specified in the Agreement, including in connection with the Company’s entry into an agreement with respect to a Superior Proposal (as described above), the Company will be required to pay Purchaser a termination fee of $2,000,000.

Each holder of Company restricted share units and in-the-money stock options shall receive the cash amount that such holder is entitled to receive, as well as one CVR, the whole pursuant to the terms of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Agreement has been included with this filing only to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Xeno, Purchaser, XRC or their respective subsidiaries and affiliates. The Agreement contains representations and warranties by the Company, on the one hand, and Xeno and Purchaser, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Agreement, including information in confidential disclosure schedules delivered in connection with the signing of the Agreement. Moreover, certain representations and warranties in the Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company, on the one hand, and Xeno and Purchaser, on the other hand, rather than establishing matters as facts. Investors are not third-party beneficiaries under the Agreement, and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Contingent Value Rights Agreement

At or prior to the time at which the Arrangement becomes effective, Xeno and Purchaser will authorize and duly adopt, execute and deliver, and will ensure that a rights agent mutually agreeable to Xeno and the Company executes and delivers, a Contingent Value Rights Agreement (the “CVR Agreement”). Each CVR will represent a contractual right to receive contingent cash payments equal to:

i.	100% of certain additional receivables that may be received by the Company within ninety (90) days following Closing (net of certain permitted deductions incurred in connection therewith);

ii.

a percentage of the net proceeds received from the Company’s existing partnerships with Bristol-Myers Squibb, Debiopharm and DCx Biotherapeutics, as follows: (i) 90% received from the Closing date until the 2nd anniversary thereof, (ii) 85% received from the 2nd anniversary of the Closing date until the 4th anniversary of the Closing date, (iii) 80% received from the 4th anniversary of the Closing date until the 6th anniversary of the Closing date, and (iv) 75% received from the 6th anniversary of the Closing date until the 10th anniversary of the Closing date;

iii.

100% of the net proceeds received by the 10th anniversary of the Closing date for any license or disposition of the Company’s product candidates and/or intellectual property related to its RP-1664 program, RP-3500 (Camonsertib) program, or any other license or disposition of the Company’s product candidates or research programs if such license or disposition is entered into prior to the Closing date; and

iv.

100% of the net proceeds received by the 10th anniversary of the Closing date for any license or disposition of the Company’s Polq program, RP-3467, to any person with whom negotiations were initiated prior to the Closing date; and

v.

50% of the net proceeds received by the 10th anniversary of the Closing date for any license or disposition of the Company’s product candidates and/or intellectual property that occurs within 10 years following the Closing date if such license or disposition is entered into following the Closing Date.

The right to the contingent payments contemplated by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement. The CVRs will not be evidenced by a certificate or any other instrument and will not be registered with the United States Securities and Exchange Commission (the “SEC”). The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Xeno, any constituent corporation party to the Transaction or any of their respective affiliates. No interest will accrue on any amounts payable on the CVRs to any holders.

The form of the CVR Agreement is included as Schedule F to Exhibit 2.1 attached hereto and is incorporated herein by reference. The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof.

Voting and Support Agreements

In connection with the execution of the Agreement, Purchaser entered into voting and support agreements (the “Voting Agreements”) with the Company’s officers and directors. The Voting Agreements provide that, among other things, those parties irrevocably agree (i) to vote all voting securities of the Company beneficially owned by them in favor of the approval and adoption of the Arrangement and the transactions contemplated therein and (ii) to support actions necessary to consummate the Arrangement, on the terms and subject to the conditions of such Voting Agreements. The Voting Agreements shall automatically terminate upon the earlier of (i) the Effective Time or (ii) the termination of the Agreement in accordance with their terms. The Common Shares subject to the Support Agreements comprise approximately 0.25% of the outstanding Common Shares.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the Voting Agreements, a form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and securities laws in Canada. All statements in this Current Report on Form 8-K other than statements of historical facts are “forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding: the Transaction, including financial estimates and statements as to the expected timing, completion and effects of the Transaction and potential payments under the CVR Agreement; the satisfaction of the conditions to the completion of the Transaction, including the timing and receipt of shareholder approval and court approval of the Transaction; and the Company’s plans or ability to enter into, or complete, any potential transactions to license or dispose of its product candidates and/or intellectual property related to its (i) RP-3467 and Polq program, (ii) RP-1664 program, (iii) RP-3500 (Camonsertib) program, and/or (iv) other product candidates and research programs. In this communication, these forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of the Company to control or predict, and which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Transaction and the anticipated benefits thereof. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report on Form 8-K. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this Current Report on Form 8-K are identified in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) and the Québec Autorité des Marchés Financiers (“AMF”) on March 3, 2025, and in other filings made with the SEC and AMF from time to time, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. The Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

The Company intends to file with the SEC and furnish to its Shareholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the Transaction. The proxy statement will contain important information about the Transaction and related matters, including information related to a special meeting of Shareholders to be held by the Company seeking required approvals from the Shareholders in connection with the Transaction. Investors and security holders of the Company are urged to carefully read the entire proxy statement (including any amendments or supplements thereto) and any other relevant documents that the Company will file with the SEC in connection with the Transaction, including any document incorporated by reference therein, when they become available because they will contain important information about the parties to the Transaction and Transaction and related matters.

Investors and security holders of the Company will be able to obtain a free copy of the proxy statement, if and when filed, as well as other relevant filings containing information about the Company and the Transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at (857) 412-7018, by submitting a contact form on the Company’s website at www.reparerx.com/contact/, or by going to the Company’s Investor Relations page on its website at ir.reparerx.com/investor-relations and clicking on the link titled “SEC Filings.” The Company’s website address is provided as an inactive textual reference only. The information provided on, or accessible through, the Company’s website is not part of this Current Report on Form 8-K, and therefore is not incorporated herein by reference.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be “participants” in the solicitation of proxies from the Company’s shareholders with respect to the Transaction. Information regarding the identity of the Company’s directors and executive officers, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 3, 2025 and the Company’s annual meeting proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding subsequent changes to the holdings of the Company’s securities by the Company’s directors and executive officers can be found in filings on Forms 3, 4, and 5, which are available on the Company’s website at www.reparex.com or through the SEC’s website at www.sec.gov. Additional information regarding the identity of the participants in the proxy solicitation and a description of their direct and indirect interests in the Transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the Transaction. Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Arrangement Agreement, dated November 14, 2025, by and among XenoTherapeutics, Inc., Xeno Acquisition Corp., Repare Therapeutics Inc. and XOMA Royalty Corporation

10.1	Form of Voting and Support Agreement, dated as November 14, 2025, by and between certain Shareholders and Xeno Acquisition Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

By:	/s/ Steve Forte
Steve Forte President, Chief Executive Officer and Chief Financial Officer

Dated: November 17, 2025

Exhibit 2.1

EXECUTION VERSION

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) customarily and actually treated by the registrant as private or confidential.

ARRANGEMENT AGREEMENT

between

XENOTHERAPEUTICS, INC.

– and –

XENO ACQUISITION CORP.

– and –

REPARE THERAPEUTICS INC.

– and –

solely for purposes of Section 9.15,

XOMA ROYALTY CORPORATION

November 14, 2025

ARRANGEMENT AGREEMENT

THIS AGREEMENT (“Agreement”) made as of the 14th day of November, 2025

BETWEEN:

XENOTHERAPEUTICS, INC., a company existing under the laws of Massachusetts,

(hereinafter called “Parent”)

- and -

XENO ACQUISITION CORP., a company existing under the laws of Delaware and a wholly-owned subsidiary of Parent,

(hereinafter called the “Purchaser”)

- and -

REPARE THERAPEUTICS INC., a company existing under the laws of the Province of Québec,

(hereinafter called the “Company”)

- and -

solely for purposes of Section 9.15, XOMA ROYALTY CORPORATION, a company existing under the laws of Nevada,

(hereinafter called “XRC”)

WHEREAS the Purchaser wishes to acquire all of the issued and outstanding Common Shares (as hereinafter defined) in the capital of the Company by way of a plan of arrangement under the provisions of the QBCA (as hereinafter defined), on the terms and subject to the conditions set forth in this Agreement;

AND WHEREAS the board of directors of the Company (the “Board of Directors” or “Board”), after consultation with its financial and legal advisors and receiving recommendations from a transaction committee of the Board of Directors (the “Transaction Committee”), has unanimously determined that the Contemplated Transactions are in the best interests of the Company and the Shareholders;

AND WHEREAS in August 2024, the Company began a strategic re-prioritization, and, in connection therewith, it has undertaken and continues to undertake the discontinuance and orderly wind-up of its business and operations, including (i) concluding all research and development activities; (ii) disposing of or licensing-out all of its existing intellectual property and assets with a view of monetizing on those assets with the ultimate objective of distributing all such proceeds to its shareholders; (iii) in connection with the foregoing, laying off nearly all of its workforce; and (iv) other activities consistent with the cessation of business operations (collectively, the “Discontinuance”);

AND WHEREAS the Distribution is being made as part of the Discontinuance pursuant to the terms hereof;

AND WHEREAS the Board of Directors has approved the entering into of this Agreement and the consummation of the transactions contemplated herein and unanimously determined to recommend approval of the Arrangement by the Shareholders on the terms and subject to the conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that the Parties (as hereinafter defined) hereby covenant and agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Agreement (including the Schedules and the recitals hereto), unless the context otherwise requires:

(a)

“Acceptable Confidentiality Agreement” means a confidentiality agreement entered into after the date hereof with the Company on customary terms that (a) include non-use and confidentiality covenants, customary exclusions from the definition of “Confidential Information,” and obligations to protect and restrict disclosure of confidential information at least to a commercially reasonable standard and reasonably acceptable to Purchaser (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal), and (b) do not prohibit the Company from providing any information to the Purchaser in accordance with Article 6;

(b)	“Accounting Firm” has the meaning set out in Section 2.8(e);

(c)

“Acquisition Proposal” means, other than the Contemplated Transactions or any Permitted Disposition, any offer, proposal, inquiry or public announcement, whether written or oral, from any person or group of persons other than the Purchaser (or an affiliate of the Purchaser or any person acting jointly or in concert with the Purchaser) relating to any:

(i)

direct or indirect sale, disposition, issuance or acquisition of shares or other equity interests (or securities convertible into or exercisable for such shares or interests) that, when taken together with any securities of the Company held by the proposed acquiror, and any person acting jointly or in concert with such acquiror and assuming the conversion of any convertible securities held by the proposed acquiror and any person acting jointly or in concert with such acquiror, would constitute beneficial ownership representing 20% or more of any class of equity or voting securities of the Company or its Subsidiary;

(ii)

any direct or indirect sale, disposition, acquisition or purchase (or any lease, long-term supply agreement, joint venture or other arrangement having the same economic effect as a sale, disposition, acquisition or purchase) of assets of any member of the Company (including, without limitation, the shares of any subsidiary) representing 20% or more of the consolidated assets of the Company and its Subsidiary;

(iii)	an amalgamation, arrangement, share exchange, merger, business combination, consolidation, recapitalization or other similar transaction involving the Company or its Subsidiary;

(iv)

any take-over bid, tender offer, exchange offer, treasury issuance, re-capitalization or other similar transaction involving the Company that, if consummated, would result in a person or group of persons acting jointly or in concert acquiring beneficial ownership of 20% or more of any class of equity or voting securities of the Company and assuming the conversion of any convertible securities held by the person or group of persons acting jointly or in concert; or

(v)	any other announcement, transaction or series of transactions involving the Company or its Subsidiary that would have a similar effect as the foregoing;

(d)	“affiliate” has the meaning ascribed thereto in National Instrument 45-106 – Prospectus Exemptions;

(e)

“Agreement” means this arrangement agreement among Parent, the Purchaser, XRC and the Company (including the Schedules attached hereto) as it may be amended, modified or supplemented from time to time in accordance with its terms;

(f)

“Alternate Resolution” means the special resolution approving the orderly liquidation and dissolution of the Company if the Contemplated Transactions are not consummated by the Outside Date to be considered at the Meeting;

(g)	“AMF” means the Autorité des marchés financiers (Québec);

(h)	“AML Laws” has the meaning set out in paragraph 34(d) of Schedule E to this Agreement;

(i)	“Anti-Corruption Laws” has the meaning set out in paragraph 34(a) of Schedule E to this Agreement;

(j)

“Arrangement” means an arrangement under Chapter XVI – Division II of the QBCA in accordance with the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;

(k)	“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered at the Meeting, substantially in the form of Schedule B;

(l)

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement that are required by the QBCA to be sent to the Enterprise Registrar after the Final Order is made, which shall include the Plan of Arrangement and otherwise be in a form satisfactory to the Company and the Purchaser, each acting reasonably;

(m)

“Authorization” means, with respect to any person, any authorization, order, sanction, waiver, permit, approval, grant, license, registration, consent, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decision, decree, bylaw, rule, regulation, or similar authorization of any Governmental Entity that is binding upon or applicable to such person or its business, assets or securities;

(n)	“Board of Directors” has the meaning set out in the recitals;

(o)	“Board Recommendation” has the meaning specified in Section 2.4(d);

(p)	“Breaching Party” has the meaning set out in Section 5.7(c);

(q)

“Business Day” means any day, other than (i) a Saturday, Sunday or statutory holiday in the Province of Québec, and (ii) a day on which banks are generally closed in the City of Montréal, Québec, Canada or the City of San Francisco, California, United States;

(r)

“Canadian Securities Laws” means all securities laws of the Province of Québec (and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, notices, orders, blanket rulings and other regulatory instruments of the AMF) applicable to the Company;

(s)	“Cash Amount” means an amount per Common Share equal to (i) the Closing Net Cash as of the Cash Determination Time divided by (ii) the Company Outstanding Shares;

(t)	“Cash Determination Time” means the time immediately prior to the Effective Time;

(u)	“Certificate of Arrangement” means the certificate giving effect to the Arrangement issued by the Enterprise Registrar in accordance with the QBCA in respect of the Articles of Arrangement;

(v)	“Change of Recommendation” has the meaning set out in Section 8.2(a)(iii)(A);

(w)	“Circular” means the information circular and proxy statement to be prepared and sent to the Shareholders as is required pursuant to the Interim Order and Laws in connection with the Meeting.

(x)	“Closing Cash Calculation” means the Company’s good faith, estimated calculation of Closing Net Cash as of the Cash Determination Time determined in accordance with GAAP;

(y)	“Closing Cash Schedule” has the meaning ascribed to it in Section 2.8(a);

(z)

“Closing Net Cash” means an amount, without duplication, equal to (i) the Company’s cash, cash equivalents and marketable securities (which shall include deposits in transit and be net of outstanding checks and drafts and further expressly exclude Restricted Cash), minus (ii) all Closing Transaction Expenses, minus (iii) all Liabilities (net of any refundable deposits not otherwise payable under the CVR Agreement), minus (iv) lease termination fees or liabilities for future lease payments (if applicable) (net of any deposits, pre-paid rent or other payments made in advance to the applicable landlords under such leases not otherwise payable under the CVR Agreement), minus (v) $4,000,000, minus (vi) any unpaid Taxes (if any) of the Company and the Subsidiary for Tax periods (or portions thereof) ending on or before the Effective Date, minus (vii) the employer portion of all Taxes payable on the aggregate Cash Amount payable in accordance with the Plan of Arrangement, minus (viii) any Taxes required to be withheld from a payment by or on behalf of the Company, for the avoidance of doubt, other than the Distribution, as a result of the Contemplated Transactions (as reasonably determined by Purchaser in consultation with the Company’s tax and legal advisors);

(aa)

“Closing Transaction Expenses” means the amount equal to the sum (without duplication) of: (i) any fees and expenses incurred by the Company in connection with (A) obtaining waivers, consents or approvals of any Governmental Entity or other third party on behalf of the Company in connection with the transactions contemplated by this Agreement and the CVR Agreement, and (B) the negotiation, execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, or the consideration of strategic alternatives, including any fees and expenses of investment bankers, legal counsel, accountants (including any auditor consent fees payable to the Company’s auditors in connection with the Contemplated Transactions, whether prior to or following the Effective Date), tax advisors, consultants and other advisors, in each case to the extent unpaid as of the Effective Date; (ii) all fees, expenses and other amounts incurred or payable by the Company on behalf of the Shareholders, inclusive of all applicable value added, goods and services and sales and use and any other Taxes thereon; (iii) 100% of the premium payable for the D&O Tail Policy (net of any reimbursement resulting from the cancellation of the existing D&O policies with obtaining such D&O Tail Policy), (iv) 100% of any fees and expenses in connection with (A) the printing, mailing and distribution of the Circular and any amendments and supplements thereto, (B) the solicitation of proxies in respect of the meeting and structuring and completion of the Contemplated Transactions (including any fees with associated filings under the US Securities Act), except for those fees and expenses payable by the Purchaser pursuant to Section 2.3(c), and (C) applications for the Interim Order and Final Order, and (iv) all change of control payments, stay bonuses, transaction bonuses, severance, termination and retention obligations, COBRA Costs (if any) and similar amounts payable (including payments with “single-trigger” provisions triggered at and as of the consummation of the transactions contemplated hereby), for which the Company becomes liable in connection with the transactions contemplated by this Agreement or as a result of actions taken by or on behalf of the Company at or prior to the Effective Time (in each case, together with the employer portion of any payroll, employment, or similar Taxes in connection therewith); in each case to the extent not paid as at the Effective Time;

(bb)

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as set forth in Section 4980B of the Code and Section 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);

(cc)

“COBRA Costs” means an amount in cash equal to the aggregate employer-side share of all premiums, administrative fees, excise taxes, penalties, assessments and any other costs that are reasonably anticipated to become due and payable, from and after the Effective Date through the latest date on which any Qualified Beneficiary (as such term is defined in Section 4980B of the Code and Sections 601-609 of ERISA) could elect or remain entitled to continuation coverage under any group health plan maintained by the Company or any person that would be treated as a single employer with the Company or part of the same “controlled group” as such Entity under Sections 414(b),(c),(m) or (o) of the Code with respect to any current or former employee (or any spouse, dependent or other qualified beneficiary thereof) whose qualifying event occurs on or prior to the Effective Date;

(dd)	“Code” means the U.S. Internal Revenue Code of 1986, as amended;

(ee)	“Common Shares” means the common shares in the capital of the Company;

(ff)	“Company” has the meaning set out in the recitals;

(gg)

“Company Assets” means all of the assets (tangible and intangible), properties (real or personal) and equipment (including all attachments, accessories and all other items required for the operation thereof) owned, leased or otherwise used or held for use by the Company and its Subsidiary;

(hh)

“Company Outstanding Shares” means the total number of issued and outstanding Common Shares at the Effective Time, on a partially diluted basis taking into account the Common Shares issuable upon exercise of all Options and upon settlement of all RSUs;

(ii)	“Company Public Documents” means, collectively, all of the documents which have been filed by or on behalf of the Company on SEDAR+ and EDGAR since December 31, 2024;

(jj)	“Consideration” means, per Common Share, the aggregate cash amount payable by the Company pursuant to the Distribution plus one CVR issuable by the Purchaser;

(kk)

“Constating Documents” means notice of articles, articles of incorporation, amalgamation, arrangement or continuation, as applicable, articles, by-laws, limited liability company operating agreement or other constating documents and all amendments thereto;

(ll)	“Contemplated Transactions” means (i) the Discontinuance; (ii) the Arrangement, and (iii) any other actions with respect to any other transactions contemplated by this Agreement;

(mm)	“Contract” means any agreement, indenture, contract, lease, deed of trust, license, option, instrument, arrangement, undertaking or other commitment, whether written or oral;

(nn)

“Convertible Securities” means, collectively, any agreement, option, warrant, right or other security or conversion privilege issued or granted by the Company that is exercisable or convertible into, or exchangeable for, or otherwise carries the right of the holder to purchase or otherwise acquire Common Shares, including pursuant to one or more multiple exercises, conversions and/or exchanges;

(oo)	“Court” means the Superior Court of Québec, Commercial Division;

(pp)

“CVR” means a contingent value right, which shall represent the right to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement;

(qq)

“CVR Agreement” means the contingent value rights agreement to be entered on or prior to the Effective Time into by Parent, Purchaser and the Rights Agent in substantially the form attached as Schedule F hereto;

(rr)	“Data Room” means the material contained in the Securedocs virtual data room established by the Company, the index of documents of which is appended to the Disclosure Letter;

(ss)

“Data Security and Privacy Requirements” means (i) all Laws relating to the privacy and security of Personal Information, or to the collection, use, or disclosure (“Processing”) of Personal Information, (ii) all Contracts between the Company and any person that are applicable to or involve the Processing of Personal Information; and (iii) all written documented Company policies and procedures relating to the Processing of Personal Information, including all published consumer-facing website and mobile application privacy policies and formalized internal information security policies;

(tt)	“Depositary” has the meaning specified in Section 2.15;

(uu)	“Disclosure Letter” means the disclosure letter executed by the Company and delivered to the Purchaser on the date hereof in connection with the execution of this Agreement;

(vv)	“Discontinuance” has the meaning set out in the recitals;

(ww)	“Dissent Rights” means the rights of dissent in respect of the Arrangement described in the Plan of Arrangement;

(xx)	“Distribution” means a distribution by the Company to the Shareholders pursuant to and in accordance with Section 2.3(a) of the Plan of Arrangement;

(yy)	“D&O Tail Policy” has the meaning specified in Section 5.8(a);

(zz)	“EDGAR” means the system for Electronic Data Gathering, Analysis and Retrieval;

(aaa)	“Effective Date” has the meaning specified in Section 2.7(a);

(bbb)	“Effective Time” has the meaning specified in the Plan of Arrangement;

(ccc)

“Employee Plan” means each and every employee benefit plan, welfare, pension, retirement, profit sharing, equity or phantom-equity compensation, restricted stock or share, or other equity-based incentive, bonus, change-of-control, savings, severance, retention, incentive, consulting, termination, fringe, tuition refund, service award, company car, scholarship, allowances, post-retirement health and welfare or supplemental retirement, post-employment, sick leave, accrued leave, vacation, holiday, health or other medical, dental, life, disability or other insurance plan, program, agreement, trust, policy, payroll practice (including any related funding mechanism now in effect or required in the future), or arrangement maintained or contributed to, sponsored or maintained by the Company or its Subsidiary for the benefit of any of the Company’s or its Subsidiary’s current or former employees, officers, directors, or consultants, whether formal or informal, registered or unregistered, funded or unfunded, other than plans or arrangements required by applicable Law;

(ddd)

“Encumbrance” means any encumbrance, lien, mortgage, charge, hypothec, pledge, title retention agreement, security interest of any nature, prior claim, adverse interest, adverse claim, exception, reservation, servitude, right of occupation, any matter capable of registration against title, option, right of pre-emption, right of first refusal, privilege, other third-party interest or encumbrance of any kind or any Contract to create any of the foregoing, in each case, whether contingent or absolute;

(eee)	“Enterprise Registrar” means the enterprise registrar (Registraire des entreprises) appointed by the Minister of Employment and Social Solidarity (Québec);

(fff)	“Equity Incentive Plan” means the Repare Therapeutics Inc. 2020 Equity Incentive Plan, as amended from time to time;

(ggg)	“ESPP” means the 2020 Employee Share Purchase Plan of the Company, as amended from time to time;

(hhh)	“ESPP Participants” means all current or former employees of the Company or its Subsidiary participating in the ESPP;

(iii)	“ESPP Shares” means all Common Shares held pursuant to the ESPP for ESPP Participants;

(jjj)

“Fairness Opinion” means the opinion from the Financial Advisor that the cash amount payable by or on behalf of the Company pursuant to the Distribution is fair, from a financial point of view, to the Shareholders;

(kkk)

“Final Order” means the final order of the Court, in form and substance acceptable to both the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably);

(lll)	“Financial Advisor” means Leerink Partners LLC;

(mmm)

“Financial Statements” means the audited financial statements of the Company as at and for the years ended December 31, 2024 and 2023, including the notes thereto, together with the auditor’s report thereon and the unaudited interim financial statements as at and for the three and nine month periods ended, September 30, 2025 and 2024, including the notes thereto;

(nnn)	“GAAP” means accounting principles generally accepted in the United States;

(ooo)

“Government Official” means any person qualifying as a public official or public employee under the laws of the Province of Québec or the federal laws of Canada or any other relevant jurisdiction including, but not limited to, (i) a person holding an official position, such as an employee, officer or director, with any Governmental Entity or state-owned or controlled enterprise; (ii) any individual “acting in an official capacity”, such as a delegation of authority, from a Governmental Entity to carry out official responsibilities; and (iii) an official of a public international organization such as the United Nations, the World Bank, the International Monetary Fund, or regional development banks;

(ppp)	“Governmental Entity” means:

(i)

any domestic or foreign federal, provincial, territorial, regional, state, municipal or other government, governmental department, quasi-government, administrative, judicial or regulatory authority (including any Securities Authorities), agency, minister or ministry, board, body, bureau, commission (including any securities commission), instrumentality court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing;

(ii)	any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court or arbitrator;

(iii)	any stock exchange; or

(iv)	any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing entities established to perform a duty or function on its behalf;

(qqq)	“Incentive Securities” means the Options and the RSUs;

(rrr)	“Indemnified Party” has the meaning set out in Section 5.8(b);

(sss)

“Intellectual Property” means all intellectual property, in any jurisdiction throughout the world, whether or not registrable, including all: (i) patents, applications for patents and reissues, divisionals, continuations, renewals, re-examinations, extensions and continuations-in-part of patents or patent applications, (ii) proprietary confidential information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, models, formulas, algorithms, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing, (iii) copyrights, copyright registrations and applications for copyright registration, (iv) integrated circuit, topographies, integrated circuit topography registrations and applications, mask works, mask work registrations and applications, (v) designs, design registrations, design registration applications, industrial designs, industrial design registrations and industrial design applications, (vi) trade names, business names, corporate names, domain names, social media accounts and user names, social media identifiers and identities, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade mark applications, trade dress and logos, and the goodwill associated with any of the foregoing, (vii) all intellectual property rights in and to software and technology, including rights and data in databases and (viii) any other intellectual property and industrial property rights throughout the world, however denominated;

(ttt)

“Interim Order” means the interim order of the Court, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably;

(uuu)	“Interim Period” means the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms;

(vvv)	“jointly or in concert” has the meaning ascribed thereto in NI 62-104;

(www)

“Laws” means, with respect to any person, property, transaction, event or other matter, any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity, rule, municipal by-law or Order relating or applicable to such person, property, transaction, event or other matter;

(xxx)

“Lease” means any lease, sublease, license, occupancy agreement, or other agreement pursuant to which the Company or the Subsidiary is vested with rights to use or occupy the Leased Properties, as amended, modified or supplemented or renewed;

(yyy)	“Leased Property” means any real property leased, subleased, licensed or otherwise used or occupied by the Company or the Subsidiary;

(zzz)

“Liabilities” means liabilities of the Company and its Subsidiary determined in accordance with GAAP, provided, that, for purposes hereof, the liabilities of the Company and its Subsidiary shall not include any amounts otherwise deducted from Closing Net Cash pursuant to Section 1.1(z).

(aaaa)

“Material Adverse Change” means any fact or state of facts, circumstance, change, effect, occurrence or event that (i) either individually or in the aggregate prevents or materially delays, or individually or in the aggregate would reasonably be expected to prevent or materially delay the consummation of the Contemplated Transaction; or (ii) individually or in the aggregate is, or would reasonably be expected to be, material and adverse to the financial condition, assets or liabilities (contingent or otherwise) of the Company and its Subsidiary, taken as a whole, other than any such change, effect, occurrence or event directly or indirectly relating to or resulting from:

(A)	conditions generally affecting the industries in which the Company and its Subsidiary operate in jurisdictions in which the Company and its Subsidiary carry on business;

(B)	changes to applicable Laws, GAAP or changes in accounting or regulatory requirements generally applicable to the industries in which such Party and its Subsidiary operate as a whole;

(C)	changes to the general economic, financial, currency exchange, securities or commodity market conditions in Canada or the United States or elsewhere;

(D)	changes to the global, national or regional political conditions, including the outbreak of war or acts of terrorism;

(E)	any hurricane, flood, tornado, earthquake or other natural disaster, epidemic, pandemic or disease outbreak, or any material worsening of such conditions existing as of the date of this Agreement;

(F)

relating to a change in the market trading price or trading volume of the Company’s publicly listed securities (it being understood that, unless otherwise excluded by (A) through (K) inclusively, the causes underlying any such change may be considered to determine whether same constitute a Material Adverse Change);

(G)

the failure of the Company to meet any internal or published projections, forecasts or estimates of revenues, earnings or cash flow (it being understood that, unless otherwise excluded by Sections (A) through (K) inclusively, the causes underlying any such change may be considered to determine whether same constitute a Material Adverse Change);

(H)

the announcement of this Agreement and the transactions contemplated hereby, including the Contemplated Transactions and the Distribution (provided that this clause (H) shall not apply to any representation or warranty (or any Party’s obligation to consummate the Agreement relating to such representation or warranty) to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the Agreement and the other transactions contemplated hereby);

(I)	any matter expressly consented to in writing by the Purchaser after the date hereof or any action or inaction expressly required by this Agreement; or

(J)	any Permitted Disposition;

provided, however, that where the change or effect referred to in (A) through (E) primarily relates only to (or has the effect of primarily relating only to) the Company and its Subsidiary or disproportionately affects the Company and its Subsidiary, taken as a whole, compared to other entities of similar size operating in the same jurisdictions in the industries and businesses in which the Company and its Subsidiary operate, such change or effect may be taken into account in determining whether a Material Adverse Change has occurred, but only to the extent of such disproportionate impact; provided, further, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretative for purposes of determining whether a Material Adverse Change has occurred;

(bbbb)

“Material Contract” means, collectively, the material Contracts of the Company and its Subsidiary set out in Schedule 19 to the Disclosure Letter, and any and all other Contracts, commitments, agreements (written or oral), instruments, leases or other documents or arrangements to which the Company or its Subsidiary are a party or to which their properties or assets are otherwise bound, and which are material to the Company and its Subsidiary, taken as a whole, other than, in each case, any Employee Plan;

(cccc)	“material fact” has the meaning ascribed thereto in the Securities Act (Québec);

(dddd)

“Meeting” means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution;

(eeee)	“Meeting Deadline” has the meaning specified in Section 2.5(a);

(ffff)	“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions;

(gggg)	“Misrepresentation” has the meaning specified in the Securities Act (Québec);

(hhhh)	“Nasdaq” means the Nasdaq Capital Market exchange or any successor thereto;

(iiii)	“NI 62-104” means National Instrument 62-104 – Take-Over Bids and Issuer Bids;

(jjjj)	“Option Plan” means the Repare Therapeutics Inc. Amended and Restated Option Plan;

(kkkk)	“Options” means outstanding options to acquire Common Shares under the Option Plan or the Equity Incentive Plan, as applicable;

(llll)

“Order” means all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations, awards, decrees, stipulations or similar actions taken or entered by or with, or applied by, any Governmental Entity (in each case, whether temporary, preliminary or permanent);

(mmmm)	“Outside Date” means May 14, 2026;

(nnnn)	“Parent” has the meaning set out in the recitals;

(oooo)	“Parties” means the parties to this Agreement and “Party” means any one of them;

(pppp)	“Permitted Dispositions” has the meaning set out in Section 5.1(c);

(qqqq)

“Permitted Encumbrances” means: (i) Encumbrances listed in Schedule 1 to the Disclosure Letter, (ii) easements, rights of way, servitudes or other similar rights, (iii) the regulations and any rights reserved to or vested in any governmental authority to control or regulate any Party’s interests in any manner, (iv) undetermined or inchoate mechanics’ liens and similar liens for which payment for services rendered or goods supplied is not delinquent as of the Effective Time, provided that such Encumbrances are not registered against title to any assets and in respect of which adequate reserves are being maintained as required by applicable Law, (v) any Encumbrances for Taxes or other governmental charges or assessments that in each case are not yet due or are not in arrears and for which adequate reserves have been established in accordance with GAAP, (vi) non-exclusive out-bound licenses of Intellectual Property rights granted to customers of the Company in the ordinary course of business, and (vii) any Encumbrances under a Party’s existing credit facilities; provided that: (A) such liens are limited to the property or assets purchased or leased, or (B) such Encumbrances exist as of the date hereof;

(rrrr)	“person” includes an individual, general partnership, limited partnership, corporation, company, limited liability company, body corporate, joint venture, unincorporated organization, other form of business organization, trust, trustee, executor, administrator or other legal representative;

(ssss)

“Person of Concern” means: (i) a Government Official; (ii) a political party, an official of a political party (including any member of an advisory council or executive council of a political party), or a candidate for political office; (iii) an immediate family member, such as a parent, spouse, sibling, or child of a person in category (i) or (ii); or (iv) an agent or intermediary of any person in the foregoing categories;

(tttt)	“Personal Information” means information about an identifiable individual and includes employee personal information but does not include (i) contact information, or (ii) work product information;

(uuuu)

“Plan of Arrangement” means the plan of arrangement, substantially in the form of Schedule A, subject to any amendments or variations to such plan made in accordance with this Agreement and the Plan of Arrangement or made at the direction of the Court in the Interim Order or the Final Order with the prior written consent of both the Company and the Purchaser, each acting reasonably;

(vvvv)

“Proceeding” means any suit, claim, action, charge, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination, enquiry, investigation or other proceeding commenced, brought, conducted or heard by or before, any Governmental Entity;

(wwww)	“Purchaser” has the meaning set out in the recitals;

(xxxx)	“Purchaser Information” means the information to be included in the Circular describing the Purchaser and its business, operations and affairs.

(yyyy)	“QBCA” means the Business Corporations Act (Québec);

(zzzz)

“Regulatory Approvals” means all sanctions, rulings, consents, orders, exemptions, permits and other approvals of Governmental Entities that are required to complete the Contemplated Transactions and the Distribution, and the expiration or early termination of any waiting period under any Laws that is necessary to complete the Contemplated Transactions and the Distribution;

(aaaaa)	“Related Party” has the meaning ascribed thereto in MI 61-101;

(bbbbb)

“Representative” means, in respect of a person, its subsidiaries and each of its and their respective directors, officers, employees, agents and other representatives (including any financial, legal or other advisors);

(ccccc)	“Required Shareholder Approval” has the meaning specified in Section 2.2(b);

(ddddd)

“Restricted Cash” means (a) cash deposits (including, for the avoidance of doubt, all cash deposits in respect of leased real property or otherwise), cash in reserve accounts, cash escrow accounts, custodial cash and cash subject to a lockbox, dominion, control of similar agreement or otherwise subject to any legal or contractual restriction on the ability to freely transfer or use such cash for any lawful purposes and (b) cash and cash equivalents that are subject to taxes on use, distribution, or repatriation to Canada;

(eeeee)	“Right to Match Period” has the meaning set out in Section 6.2(b)(v);

(fffff)	“Rights Agent” means a duly qualified rights agent mutually agreeable to Parent and the Company;

(ggggg)	“RSUs” means the restricted share units issued under the Equity Incentive Plan;

(hhhhh)	“Sanctions” has the meaning set out in paragraph 35(a) of Schedule E to this Agreement;

(iiiii)	“SEC” means the United States Securities and Exchange Commission;

(jjjjj)

“SEC Clearance Period” means the number of calendar days between the date the Company receives comments from the SEC with respect to the Circular and the date the Company receives confirmation from the SEC that it has no further comments on the Circular;

(kkkkk)	“Securities Authorities” means the AMF and the SEC;

(lllll)

“Securities Laws” means all Canadian Securities Laws and applicable securities laws of the United States (and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, notices, orders, blanket rulings and other regulatory instruments of the Securities Authorities, as applicable) and all rules and policies of the Nasdaq;

(mmmmm)	“Securityholders” means, collectively, the Shareholders, and the holders of Incentive Securities;

(nnnnn)	“SEDAR+” means the System for Electronic Data Analysis and Retrieval+;

(ooooo)	“Shareholders” means the holders of Common Shares;

(ppppp)	“Subsidiary” means Repare Therapeutics USA Inc., a company governed by the laws of the State of Delaware;

(qqqqq)

“Superior Proposal” means an unsolicited bona fide written Acquisition Proposal from an arm’s length third person or group of persons acting jointly or in concert made after the date of this Agreement to acquire not less than all of the Common Shares (other than Common Shares beneficially owned by the person making such Acquisition Proposal) or all or substantially all of the assets of the Company on a consolidated basis that:

(i)	did not result from a breach of Section 6.1 or any agreement between the person making such Acquisition Proposal and the Company;

(ii)	complies with all applicable Laws;

(iii)

is not subject to a financing condition or contingency and in respect of which the Board of Directors has determined in good faith (after consultation with its financial advisors) is fully funded or that adequate arrangements have been made to ensure that the required funds or other consideration will be available to complete such Acquisition Proposal;

(iv)	is not subject to any due diligence or access condition; and

(v)

the Board of Directors has determined in good faith (after consultation with its financial advisors and outside legal counsel) and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person or group of persons making such Acquisition Proposal and their respective affiliates (A) is reasonably capable of completion without undue delay taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal; and (B) would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable from a financial point of view to the Shareholders (other than the Purchaser and its affiliates) than the Arrangement (taking into consideration any adjustment to the terms and conditions of the Arrangement, this Agreement, the Distribution and the Contemplated Transactions proposed by the Purchaser pursuant to Section 6.2(c));

(rrrrr)	“Superior Proposal Notice” has the meaning set out in Section 6.2(b)(iv);

(sssss)	“Tax Act” means the Income Tax Act (Canada);

(ttttt)

“Tax Returns” means all returns, reports, claims for refund, document, forms, declarations, elections, notices, filings, information returns, and statements in respect of Taxes that are filed, required to be filed or required to be kept on file with any applicable Governmental Entity, including all amendments, schedules, attachments or supplements thereto;

(uuuuu)

“Taxes” means with respect to any person, (i) all supranational, national, federal, provincial, state, local or other taxes, including income taxes, branch taxes, profits taxes, capital gains taxes, gross receipts taxes, windfall profits taxes, value added taxes, severance taxes, ad valorem taxes, property taxes, capital taxes, net worth taxes, production taxes, sales taxes, use taxes, license taxes, excise taxes, franchise taxes, environmental taxes, transfer taxes, withholding or similar taxes, payroll taxes, employment taxes, employer health taxes, government pension plan premiums and contributions, social security premiums, workers’ compensation premiums, employment/unemployment insurance or compensation premiums and contributions, stamp taxes, occupation taxes, premium taxes, alternative or add-on minimum taxes, sales taxes, customs duties, anti-dumping and countervailing duties, tariffs, surtaxes, or other taxes of any kind whatsoever imposed or charged by any Governmental Entity and any instalments in respect thereof, interest, penalties, or additions with respect thereto and any interest in respect of such additions or penalties, and whether disputed or not, (ii) any liability for or with respect to amounts described in clause (i) whether as a result of joint, several, successor or transferee liability, of being a member of an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. Law relating to income Tax) for any period, or otherwise through operation of Law, or otherwise; and (iii) any liability for or with respect to amounts described in clauses (i) or (ii) as a result of any contract or arrangement (express or implied), including any tax sharing, tax indemnity, tax receivable, or tax allocation agreement, and “Tax” means any one of such Taxes;

(vvvvv)	“Termination Notice” has the meaning set out in Section 5.7(c);

(wwwww)	“Termination Payment” has the meaning set out in Section 8.3(a);

(xxxxx)	“Termination Payment Event” has the meaning set out in Section 8.3(a);

(yyyyy)	“Terminating Party” has the meaning set out in Section 5.7(c);

(zzzzz)	“Transaction Committee” has the meaning set out in the recitals;

(aaaaaa)

“Transaction Litigation” means any Proceeding asserted or commenced by, on behalf of or in the name of, a third party against or otherwise involving the Company, the Board, any committee thereof and/or any of the Company’s directors or officers relating directly or indirectly to the Arrangement or this Agreement, the Distribution or any of the Contemplated Transactions (including any such legal proceeding based on allegations that the Company’s entry into this Agreement or the terms and conditions of the Arrangement, this Agreement or any of the other transactions contemplated hereby constituted a breach of the fiduciary duties of any member of the Board or any officer of the Company);

(bbbbbb)	“US Exchange Act” means the Securities Exchange Act of 1934, as the same has been and may hereafter from time to time be amended;

(cccccc)	“US Securities Act” means the Securities Act of 1933, as the same has been and may hereafter from time to time be amended;

(dddddd)	“Voting and Support Agreements” means the voting and support agreements entered into contemporaneously herewith between the Purchaser and each of the directors and executive officers of the Company;

(eeeeee)	“Warrant” means that certain warrant of the Company to purchase up to 35,000 Common Shares dated November 7, 2024 issued to ASTR Partners LLC and evidenced by warrant certificate CSW-#1;

(ffffff)

“Willful Breach” means with respect to any representation, warranty, agreement or covenant in this Agreement, a material breach of this Agreement that is a consequence of an act or omission by the Breaching Party that knows, or could be reasonably expected to have known, that the taking of such act or failure to act, as applicable, could, or could be reasonably expected to, cause a material breach of this Agreement;

(gggggg)	“Withholding Obligation” has the meaning set out in Section 2.10(b); and

(hhhhhh)	“XRC” has the meaning set out in the recitals.

1.2	Construction and Interpretation

In this Agreement, unless otherwise expressly stated or the context otherwise requires:

(a)	references to “herein”, “hereby”, “hereunder”, “hereof” and similar expressions are references to this Agreement and not to any particular Section of or Schedule to this Agreement;

(b)	references to an “Article,” “Section” or a “Schedule” are references to an Article, Section of or Schedule to this Agreement;

(c)	words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders;

(d)	the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof;

(e)

references to any legislation or to any provision of any legislation shall include any legislative provision substituted therefor and all regulations, resolutions, rules and interpretations issued thereunder or pursuant thereto, in each case as the same may have been or may hereafter be amended or re-enacted from time-to-time unless stated otherwise;

(f)

references to any agreement or document shall be to such agreement or document (together with all schedules and exhibits thereto), as it may have been or may hereafter be amended, supplemented, replaced or restated from time-to-time;

(g)	wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation”, respectively;

(h)	the words “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”;

(i)

the terms “made available,” “disclosed” or other terms of similar import means copies of the subject materials were included in the Data Room as of 5:00 p.m. Eastern Time on the date that is two Business Days prior to the date of this Agreement;

(j)	all capitalized terms used in any Schedule or in the Disclosure Letter shall have the meanings ascribed to them in this Agreement;

(k)	time is of the essence in the performance of the Parties’ respective obligations; and

(l)

unless otherwise specified, time periods within or following which any payment is to be made or act is to be done, shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

1.3	Knowledge

Where any representation or warranty is expressly qualified by reference to knowledge of the Company, it is deemed to refer to the knowledge of Steve Forte, President, CEO and CFO, Michael Zinda, EVP, Chief Scientific Officer, Daniel Bélanger, EVP, Human Resources, Joseph O’Connell, EVP, Clinical Development & Medical Affairs, and Sandra Alves, Senior Vice President and Chief Accounting Officer, after due inquiry, but, in each case, without the requirement to make any inquiries of any Governmental Entity or persons who are not directors, officers, employees or Representatives of the Company or to perform any search of any public registry office or system (and, without limiting the foregoing, each such individual will be deemed to have “knowledge” of a particular fact or other matter if (a) that individual is actually aware of that fact or matter; or (b) that fact or matter comes to the attention of that individual under circumstances in which a reasonable person would take cognizance of it).

1.4	Currency

Unless otherwise indicated, all dollar amounts referred to in this Agreement are expressed in lawful money of the United States.

1.5	Accounting Principles

Any reference in this Agreement to generally accepted accounting principles or “GAAP” refers to accounting principles which have been established in accordance with GAAP, applied on a consistent basis, and which are applicable in the circumstances as of the date in question. Accounting principles shall be applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

1.6	Disclosure in Writing

(a)

Reference to disclosure in writing herein shall, in the case of the Company, be limited to the disclosures made by the Company in this Agreement (including the Schedules hereto) and the Disclosure Letter. The Parties acknowledge and agree that notwithstanding that information may be provided in this Agreement (including the Schedules hereto) or the Disclosure Letter under one particular heading of this Agreement that information will be considered to qualify any other relevant representation in or provide information in respect of any other relevant provision of this Agreement to the extent it is reasonably apparent that such information is applicable to such other provision of this Agreement and such representation is so qualified by a reference to disclosure in writing.

(b)

The Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (i) it is required to be disclosed pursuant to Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes or (ii) a Party needs to disclose it in order to enforce or exercise its rights under this Agreement.

1.7	Schedules

The following Schedules are annexed to and form an integral part of this Agreement:

Schedule A – Plan of Arrangement

Schedule B – Arrangement Resolution

Schedule C – Representations and Warranties of the Purchaser and Parent

Schedule D – Representations and Warranties of XRC

Schedule E – Representations and Warranties of the Company

Schedule F – Form of CVR Agreement

ARTICLE 2

THE ARRANGEMENT

2.1	Contemplated Transactions

The Company and the Purchaser agree that the Contemplated Transactions shall be implemented in accordance with the terms and subject to the conditions of this Agreement and, with respect to the Arrangement and the Distribution, with the Plan of Arrangement.

2.2	Interim Order

As soon as reasonably practicable after the date of this Agreement, the Company shall apply in a manner acceptable to the Purchaser, acting reasonably, in accordance with Chapter XVI – Division II of the QBCA and, in cooperation with the Purchaser, prepare, file and diligently pursue an application for the Interim Order, which must provide, among other things:

(a)	for the class(es) of persons to whom notice is to be provided in respect of the Arrangement and the Meeting and for the manner in which such notice is to be provided;

(b)	that the required level of approval (the “Required Shareholder Approval”) for the Arrangement Resolution shall be:

(i)	a special resolution, being a resolution approved by at least two-thirds of the votes cast on such resolution, by Shareholders present in person or represented by proxy at the Meeting; and

(ii)

to the extent required under MI 61-101, a simple majority of the votes attached to Common Shares held by Shareholders present in person or represented by proxy at the Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of MI 61-101,

(c)	for the grant of the Dissent Rights to those Shareholders who are registered Shareholders as of the Record Date as contemplated in the Plan of Arrangement;

(d)	confirmation of the record date for the purposes of determining the Shareholders entitled to receive notice of and to vote at the Meeting;

(e)

that the Meeting may be adjourned or postponed from time to time by the Board in accordance with the terms of this Agreement or as otherwise agreed to by the Parties without the need for additional approval of the Court;

(f)	that the record date for the Shareholders entitled to notice of and to vote at the Meeting will not change in respect of any adjournment(s) or postponement(s) of the Meeting;

(g)

that the deadline for the submission of proxies by Shareholders for the Meeting shall be 48 hours (excluding Saturdays, Sundays and statutory holidays in Montréal, Québec) prior to the Meeting, subject to waiver by the Company in accordance with the terms of this Agreement;

(h)	that, in all other respects, the terms, restrictions and conditions of the Company’s Constating Documents, including quorum requirements and all other matters, shall apply in respect of the Meeting;

(i)	for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(j)	that the Parties may amend, modify and/or supplement the Plan of Arrangement in accordance with the terms thereof; and

(k)

for such other matters as the Purchaser or the Company may reasonably require, as the case may be, subject to obtaining the prior consent of the other Party, such consent not to be unreasonably conditioned, withheld or delayed.

In accordance with applicable Laws, the Company shall carry out such terms of the Interim Order as are required under the terms thereof to be carried out by the Company.

2.3	Court Proceedings

Subject to the terms of this Agreement, the Purchaser will cooperate with and assist the Company in seeking the Interim Order and the Final Order, including by providing the Company on a timely basis any information regarding the Purchaser reasonably required to be supplied by the Purchaser in connection therewith. In connection with all Proceedings relating to obtaining the Interim Order and the Final Order, the Company shall, subject to the terms of this Agreement:

(a)	diligently pursue, and cooperate with the Purchaser in diligently pursuing, the Interim Order and the Final Order;

(b)

provide the Purchaser and its outside legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with, or submitted to, the Court or any Governmental Entity in connection with the Arrangement, including drafts of the motion for Interim Order and Final Order, affidavits, Interim Order and Final Order, and give reasonable and due consideration to all such comments of the Purchaser and its outside legal counsel, provided that all information relating to the Purchaser included in such materials shall be in a form and substance satisfactory to the Purchaser, acting reasonably;

(c)

provide to the Purchaser’s outside legal counsel, on a timely basis, copies of any notice of appearance, evidence or other documents served on the Company or its outside legal counsel in respect of the application for the Interim Order or the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any person to appeal, or oppose the granting of, the Interim Order or the Final Order, including, if so requested by the Purchaser, at the Purchaser’s sole expense, using proxy solicitation services firms and cooperating with any persons engaged by the Purchaser to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Shareholder that is inconsistent with the Arrangement Resolution;

(d)	ensure that all materials filed with the Court in connection with the Arrangement are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement.

(e)

subject to applicable Law, not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the Purchaser’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided that the Purchaser is not required to agree or consent to any increase in or variation in the form of the Consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser’s obligations, or diminishes or limits the Purchaser’s rights, or set forth in any such filed or served materials or under this Agreement, the Arrangement or the Voting and Support Agreements;

(f)

oppose any proposal from any person that the Final Order contain any provision inconsistent with this Agreement and consult with the Purchaser with respect to the defense or settlement of any Shareholder or derivative Proceeding and shall not settle in respect of any such Proceeding without the Purchaser’s prior written consent, which consent will not be unreasonably withheld, delayed or conditioned;

(g)

not unreasonably object to outside legal counsel to the Purchaser making such submissions on the application for the Interim Order and the application for the Final Order as such counsel considers appropriate, acting reasonably; provided that such submissions are consistent with this Agreement and the Plan of Arrangement, and further provided that the Purchaser’s outside legal counsel advises the Company’s outside legal counsel of the nature of such submissions at least the day before the hearing; and

(h)

if the Company is required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, only do so after notice to, and in consultation and cooperation with, the Purchaser.

2.4	Circular

(a)

The Company shall, as promptly as reasonably practicable following the execution of this Agreement, prepare and complete, in consultation with the Purchaser, the Circular together with any other documents required by Law in connection with the Meeting and the Arrangement, and the Company shall, as promptly as reasonably practicable after the expiry of the SEC Clearance Period and subject to the receipt of the Interim Order, cause the Circular and such other documents to be filed with any Securities Authority and in all jurisdictions where the Circular is required to be filed and in the form and containing the information required under applicable Laws, including all applicable corporate legislation and Securities Laws and requirements, as to permit the Meeting to be held as soon as reasonably practicable.

(b)

As promptly as reasonably practicable after the expiry or termination of the SEC Clearance Period, the Company shall mail to each Shareholder and such other third parties as may be required pursuant to the Interim Order and applicable Laws, the Circular and all other proxy materials for the Meeting, and if necessary in order to comply with applicable Securities Laws, after the Circular shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, re-solicit proxies. The Company shall cause the Circular to be mailed in all jurisdictions where the same is required to be mailed.

(c)

The Company shall ensure that the Circular complies in material respects with the Interim Order and Law, does not contain any Misrepresentation (other than in respect to any written information with respect to the Purchaser that is furnished in writing by or on behalf of the Purchaser for inclusion in the Circular) and provides the Shareholders with sufficient information to permit them to form a reasoned judgement concerning the matters to be placed before the Meeting.

(d)

Without limiting the generality of Section 2.4(a), the Circular must include: (i) a summary and a copy of the Fairness Opinion, (ii) a statement that the Transaction Committee has received the Fairness Opinion and has, after receiving advice from its financial advisers and outside legal counsel, unanimously recommended that the Board approve the Arrangement, (iii) a statement that the Board has received the Fairness Opinion and has, after receiving advice from its financial advisers and outside legal counsel and the unanimous recommendation of the Transaction Committee, unanimously determined that the Arrangement Resolution is in the best interests of the Company and is fair to the Shareholders and that the Board unanimously recommends that the Shareholders vote in favour of the Arrangement Resolution (the “Board Recommendation”), and (iv) a statement that each director and officer of the Company has entered into a Voting and Support Agreement pursuant to which such director or officer has agreed to vote all of his or her securities in favour of the Arrangement Resolution.

(e)	The Company shall give the Purchaser and its outside legal counsel a reasonable opportunity to review and comment on drafts of the Circular and other related documents, and shall give reasonable consideration to any comments made by the Purchaser and its outside legal counsel, and agrees that all information relating to the Purchaser that is furnished in writing by or on behalf of the Purchaser for inclusion in the Circular or other related documents must be in a form and content satisfactory to the Purchaser, acting reasonably. The Company shall provide the Purchaser with a final copy of the Circular prior to its mailing to the Shareholders.

(f)

The Purchaser shall provide, in a reasonably timely and expeditious manner, in writing to the Company, the Purchaser Information, as applicable, that is required by the Interim Order or Law to be included by the Company in the Circular or other related documents. The Purchaser shall ensure that the Purchaser Information (i) complies in material respects with the Interim Order and Law and (ii) does not contain any Misrepresentation.

(g)

The Company shall not be responsible for any information in the Circular relating solely to the Purchaser and its affiliates, nor shall it be responsible or liable for any Misrepresentation or alleged Misrepresentation in any information included in the Circular solely in respect of the information furnished to the Company in writing by the Purchaser or its legal counsel for inclusion in the Circular.

(h)

Each Party shall promptly notify the other Party if it becomes aware that the Circular contains a Misrepresentation, or otherwise requires an amendment or supplement (including with respect to the Meeting). The Parties shall cooperate in the preparation of any such amendment or supplement as required or appropriate, and the Company shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Shareholders in and to all jurisdictions where such amendments or supplements are required to be mailed, complying in all material respects with all applicable Laws on the date of the mailing thereof and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Entity as required.

(i)

The Company shall promptly notify the Purchaser upon the receipt of any correspondence with respect to the Circular or the Arrangement, whether written or oral, from any Securities Authority or the staff of a Securities Authority with respect to the Circular or the Arrangement or any request from any Securities Authority or the staff of a Securities Authority for information related to the Circular or the Arrangement or amendments or supplements to the Circular, and shall promptly provide the Purchaser with copies of all written correspondence between the Company and its Representatives, on the one hand, and the Securities Authority or the staff of the Securities Authority, on the other hand. The Company shall use its commercially reasonable efforts to respond reasonably promptly to any correspondence with respect to the Circular or the Arrangement from any Securities Authority or the staff of a Securities Authority with respect to the Circular or the Arrangement, and the Company shall give reasonable consideration to recommendations provided by the Purchaser and its legal counsel prior to submitting to the Securities Authority or the staff of the Securities Authority any response to any such correspondence. In connection with the filing of the Circular or the dissemination thereof to the Shareholders, or submitting to any Securities Authority or the staff of a Securities Authority any response to any correspondence of any Securities Authority or the staff of the Securities Authority with respect thereto, the Company shall provide the Purchaser and its outside legal counsel a reasonable opportunity to review and comment on such document, responses and/or proposed disclosures and the Company shall give reasonable and due consideration to any reasonable comments of the Purchaser and/or its outside legal counsel prior to such filing, dissemination or submission.

2.5	Meeting

Subject to the terms of this Agreement and the Interim Order, the Company shall:

(a)	convene and conduct the Meeting in accordance with the Interim Order, the Company’s Constating Documents and Law, as soon as reasonably practicable (and in any event, but subject to availability of the Court for the Interim Order, on or before the later of: (A) 75 days following the date of this Agreement and (B) 45 days following the SEC Clearance Period (the “Meeting Deadline”)), for the purpose of considering the Arrangement Resolution, the Alternate Resolution and for any other proper purpose as may be set out in the Circular and agreed to by the Purchaser, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Meeting without the prior written consent of the Purchaser, except:

(i)	in the case of an adjournment, as required for quorum purposes; or

(ii)	as required or permitted under Section 6.2(f);

(b)	give notice to the Purchaser of the Meeting and allow the Purchaser’s Representatives and outside legal counsel to attend the Meeting;

(c)

subject to the terms of this Agreement, use commercially reasonable efforts to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Shareholder that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement;

(d)

provide the Purchaser with copies of or access to information regarding the Meeting generated by the Company’s transfer agent or any dealer or proxy solicitation services firm, as requested from time to time by the Purchaser;

(e)

promptly advise the Purchaser, at such times as the Purchaser may reasonably request and at least on a daily basis on each of the last 10 Business Days prior to the date of the Meeting, as to the aggregate tally of the proxies (for greater certainty, specifying votes “for” and votes “against” the Arrangement Resolution) received by the Company in respect of the Arrangement Resolution;

(f)

not change the record date for Shareholders entitled to vote at the Meeting in connection with any adjournment or postponement of the Meeting unless required by Law or the Interim Order, or with the Purchaser’s written consent;

(g)	not without the prior written consent of the Purchaser, waive the deadline for the submission of proxies by Shareholders for the Meeting;

(h)

promptly advise the Purchaser of any substantive written communication received from, or claims brought by (or, to the knowledge of the Company, threatened to be brought by), any person in opposition to the Arrangement and/or any purported exercise or withdrawal of Dissent Rights by Shareholders and, subject to Law, cooperate and provide the Purchaser with (i) an opportunity to review and comment upon in advance any written communications to be sent by or on behalf of the Company to any such person and (ii) a copy of any such written communication;

(i)

not settle, compromise or make any payment with respect to, or agree to settle, compromise or make any payment with respect to, any exercise or purported exercise of Dissent Rights without the prior written consent of the Purchaser;

(j)

not waive any failure by any holder of Common Shares to timely deliver a notice of exercise of Dissent Rights, make any payment or settlement offer, or agree to any payment or settlement prior to the Effective Time with respect to Dissent Rights without the prior written consent of the Purchaser;

(k)

at the request of the Purchaser from time to time, provide the Purchaser with a list of (i) the registered Shareholders, together with their addresses and respective holdings of Common Shares, (ii) the names, addresses and holdings of all persons having rights issued by the Company to acquire Common Shares (including holders of Incentive Securities and ESPP Shares, as applicable), and (iii) participants and book-based nominee registrants such as Broadridge Financial Solutions, Inc., CDS & Co., and CEDE & Co., and non-objecting beneficial owners of Common Shares, together with their addresses and respective holdings of Common Shares, all as can be reasonably obtained by the Company using the procedures set forth under Securities Laws. The Company shall from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including updated or additional lists of Shareholders, and lists of securities positions and other assistance as the Purchaser may reasonably request in order to be able to communicate with respect to the Arrangement with the Shareholders and with such other persons as are entitled to vote on the Arrangement Resolution;

(l)

in the event that the Company provides a Superior Proposal Notice on a date which is less than five Business Days prior to the Meeting, Purchaser shall be entitled to require the Company to adjourn or postpone the Meeting to a date that is not more than ten (10) Business Days after the date of such notice; and

(m)

notwithstanding the receipt by the Company of a Superior Proposal in accordance with Section 6.2, unless otherwise agreed to in writing by the Purchaser, continue to take all reasonable steps necessary to hold the Meeting and to cause the Arrangement to be voted on at the Meeting and not propose to adjourn or postpone the Meeting other than as contemplated by Sections 2.5(a)(i) and 2.5(a)(ii).

2.6	Final Order

If the Interim Order is obtained and the Arrangement Resolution is passed at the Meeting as provided for in the Interim Order, the Company shall, subject to the terms of this Agreement, take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order as soon as reasonably practicable, but in any event not later than five Business Days after the Arrangement Resolution is passed at the Meeting.

2.7	Arrangement and Effective Time

(a)

Subject to the satisfaction or waiver of all conditions to completion of the Arrangement set out in Article 7 (excluding any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable Party or Parties for whose benefit such conditions exist), the closing of the transactions contemplated by the Arrangement will take place electronically, or by such other method as may be agreed upon by the Company and the Purchaser, on the third Business Day following receipt of the Final Order, or on such other time and place as may be agreed upon by the Parties in writing (the “Effective Date”), provided that the Purchaser shall have complied with Section 2.9, at which time, each Party shall deliver to the other (A) the documents required or contemplated to be delivered by it under this Agreement in order to complete, or, necessary or reasonably requested to be delivered by it by any other Party in order to effect, the Arrangement, provided that, unless the Parties otherwise agree, each document required to be dated the Effective Date shall be dated as of, and become effective on, the Effective Date and shall be held in escrow to be released upon the Arrangement becoming effective, and (B) written confirmation as to the satisfaction or waiver of all conditions precedent in Article 7 in its favour.

(b)	From and after the Effective Time, the Plan of Arrangement shall have all of the effects provided by applicable Law, including the QBCA.

2.8	Determination of Cash Amount

(a)

At least ten (10) Business Days before the Effective Time, the Company shall deliver to the Purchaser a schedule (the “Closing Cash Schedule”) setting forth, in reasonable detail, the Company’s good faith estimated calculation of the Closing Cash Calculation. The Company shall make available to the Purchaser, as reasonably requested by the Purchaser, the work papers and back-up materials used or any other relevant information useful in preparing the Closing Cash

Schedule, including close-out memos or other forms of written affirmation from vendors that either no more money is due or an amount of money is due that is reflected on the Closing Cash Schedule. If reasonably requested by the Purchaser, the Company shall provide the Purchaser with access to the Company’s accountants and counsel at reasonable times and upon reasonable notice in order to permit the Purchaser to review the Closing Cash Calculation.

(b)

The Purchaser shall have the right to dispute any part of the Closing Cash Schedule by delivering a written notice (a “Dispute Notice”) to that effect to the Company on or prior to 11:59 p.m. (Montréal Time) on the fifth calendar day following the Purchaser’s receipt of the Closing Cash Schedule (the “Response Time”), which Dispute Notice shall identify in reasonable detail the nature and amounts of any proposed revisions to the proposed Closing Cash Calculation and shall be accompanied by a reasonably detailed explanation for the basis for such revisions.

(c)

If, on or prior to the Response Time, the Purchaser notifies the Company in writing that it has no objections to the Closing Cash Calculation or if the Purchaser fails to deliver a Dispute Notice as provided in Section 2.8(b) prior to the Response Time, then the Closing Cash Calculation as set forth in the Closing Cash Schedule shall be deemed to have been finally determined for purposes of this Agreement and shall represent the Closing Net Cash as of the Cash Determination Time for purposes of this Agreement.

(d)

If the Purchaser delivers a Dispute Notice on or prior to the Response Time, then representatives of the Company and the Purchaser shall promptly (and in no event later than one Business Day thereafter) meet and attempt in good faith to resolve the disputed item(s) and negotiate an agreed-upon determination of the Closing Net Cash, which agreed upon Closing Net Cash amount shall be deemed to have been finally determined for purposes of this Agreement and shall represent the Closing Net Cash as of the Cash Determination Time for purposes of this Agreement.

(e)

If Representatives of the Company and the Purchaser are unable to negotiate an agreed-upon determination of Closing Net Cash as of the Cash Determination Time pursuant to Section 2.8(d) within two Business Days after delivery of the Dispute Notice (or such other period as the Company and the Purchaser may mutually agree upon), then the Company and the Purchaser shall, within two Business Days, appoint by mutual agreement the Montréal office of an impartial nationally or regionally recognized firm of independent certified public accountants other than the Company or the Purchaser’s accountants (the “Accounting Firm”) to resolve any remaining disagreements as to the calculation of Closing Net Cash. The Company and the Purchaser shall promptly deliver to the Accounting Firm the work papers and back-up materials used in preparing the Closing Cash Schedule and the Dispute Notice, and the Company and the Purchaser shall use commercially reasonable efforts to cause the Accounting Firm to make its determination within three Business Days of accepting its selection. The Company and the Purchaser shall be afforded the opportunity to present to the Accounting Firm any materials related to the unresolved disputes and to discuss the issues with the Accounting Firm; provided, that no such presentation or discussion shall occur without the presence of a Representative of the Company and the Purchaser. The determination of the Accounting Firm shall be limited to the disagreements submitted to the Accounting Firm. The determination of the amount of Closing Net Cash made by the Accounting Firm shall be made in writing delivered to each of the Company and the Purchaser, shall be final and binding on the Company and the Purchaser and shall (absent manifest error) be deemed to have been finally determined for purposes of this Agreement and to represent the Closing Net Cash as of the Cash Determination Time for purposes of this Agreement. The Parties shall extend the Effective Time until the resolution of the matters described in this Section 2.8(e); provided, that the Company shall not, and shall not be required to, extend the Effective Time beyond the Outside Date. The fees and expenses of the Accounting Firm shall be allocated between the Company (as a Closing Transaction Expense) and the Purchaser in the same proportion that the disputed amount of the Closing Net Cash that was unsuccessfully disputed by such party (as finally determined by the Accounting Firm) bears to the total disputed amount of such amounts and the Company’s portion of such fees and expenses shall be deducted from the Closing Net Cash amount.

2.9	Deposit of Amount

The Company shall, following receipt of the Final Order and final agreement on the Closing Cash Calculation, and at least one Business Day prior to the Effective Date, provide the Depositary with sufficient funds to be held in escrow (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably) to satisfy the aggregate Distribution payable by the Company to the Shareholders pursuant to the Plan of Arrangement.

2.10	Treatment of Convertible Securities and ESPP Matters

(a)	The Parties acknowledge that the Incentive Securities and the Warrant shall be treated in accordance with the provisions of the Plan of Arrangement.

(b)

The Parties acknowledge that, in respect of any payment made to a holder of Options in respect of the Options pursuant to the Plan of Arrangement who is a resident of Canada or who is employed in Canada (both within the meaning of the Tax Act): (i) the Company shall (A) make an election pursuant to subsection 110(1.1) of the Tax Act in respect of the cash payments made in exchange for the surrender of Options that qualify for the deduction under paragraph 110(1)(d) of the Tax Act, and (B) provide evidence in writing of such election to such holders of Options, in the form(s) prescribed in respect of the Tax Act, and (ii) no deduction will be claimed in respect of any such payments in computing the taxable income of the Company or of any person not dealing at arm’s length with the Company under the Tax Act.

(c)

The Company will take all reasonable steps (including obtaining any necessary resolutions of the Board of Directors or a committee thereof and, if appropriate, amending the terms of the ESPP) necessary or desirable (a) to, as soon as reasonably practicable and in any event on or before the Effective Date, suspend the ESPP so that no new participants can be enrolled and that existing ESPP Participants are not entitled to make any further contributions under the ESPP; and (b) to effect the settlement of all contributions under the ESPP into Common Shares and thereafter to deliver or cause to be delivered any such Common Shares to the ESPP Participants as soon as reasonably practicable after such date, but in any event prior to the record date of the Meeting.

2.11	Withholding

Notwithstanding anything to the contrary in this Agreement, the Plan of Arrangement or the CVR Agreement, each Party, the Depositary, their respective affiliates, or any other person that makes a payment under the Plan of Arrangement or this Agreement, as applicable, shall be entitled to deduct and withhold from any Consideration or other amount payable or otherwise deliverable to any person, including Shareholders exercising Dissent Rights, former Shareholders and holders of Incentive Securities, pursuant to this Agreement, the Arrangement or the CVR Agreement such Tax or other amounts as the applicable payor determines, acting reasonably, are required to be deducted and withheld therefrom in accordance with the Tax Act or any other provisions of any applicable Laws or the administrative practice of any Governmental Entity. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under this Agreement, the Arrangement or the CVR Agreement as having been paid to the person in respect of which such deduction or withholding was made. Any such deducted or withheld amounts shall be remitted to the appropriate Governmental Entity as required by applicable Law.

2.12	Contingent Value Right

At or prior to the Effective Time, Parent and the Purchaser will authorize and duly adopt, execute and deliver, and will ensure that the Rights Agent executes and delivers the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such Rights Agent or the Representative thereunder (provided that such revisions are not, individually or in the aggregate, materially detrimental to any holder of CVRs). Parent, Purchaser and the Company shall cooperate, including by making changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration or prospectus requirements under the Securities Laws or any applicable state securities or “blue sky” Laws.

2.13	Change of Control and Other Payments

The Purchaser covenants and agrees that, following the Effective Time, it will cause the Company and its Subsidiary and all of their respective successors to honour and comply with the terms of all employment agreements, termination, severance, change of control and retention agreements, other agreements that include compensatory payments required in connection with a change of control of the Company, and plans or policies of the Company and its Subsidiary that are disclosed in Schedule 2.13 to the Disclosure Letter and to effect payment in full for (i) all compensatory payments that are required to be made by the Company or its Subsidiary pursuant to such agreements, plans and policies in accordance with such agreements, plans and policies, and (ii) all COBRA Costs.

2.14	Information Agent

The Company shall cooperate with any solicitation or information agent retained by the Purchaser, including using commercially reasonable efforts to provide any information requested by the solicitation or information agent, acting reasonably and shall take, or refrain from taking, such action as may be reasonably requested by the Purchaser, in furtherance of such cooperation. The Purchaser shall bear all costs and expenses associated with the retention of any such solicitation or information agent.

2.15	Depositary

The Company agrees to permit Broadridge Corporate Issuer Solutions, LLC (or one of its Affiliates) to act as depositary in connection with the Arrangement (the “Depositary”), and to instruct that transfer agent to furnish to the Company (and such persons as it may designate) at such times as it may request such information and provide to the Purchaser (and such persons as it may designate) such other assistance as it may request in connection with the implementation and completion of the Contemplated Transactions.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND PARENT

The Purchaser and Parent hereby make to the Company the representations and warranties set out in Schedule C to this Agreement and acknowledge that the Company is relying upon these representations and warranties in connection with entering into this Agreement.

The representations and warranties of the Purchaser and Parent contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms, provided, however, that no such termination will affect a Party’s right or obligations arising out of a prior breach of any representation or warranty hereunder.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company Public Documents filed prior to the date hereof and except as disclosed in the Disclosure Letter (it being expressly understood and agreed that the disclosure of any fact or item in any section of the Disclosure Letter shall be deemed to be an exception to (or, as applicable, disclosure for the purposes of) (i) the representations and warranties of the Company that are contained in the corresponding section of this Agreement and (ii) any other representation or warranty of the Company in this Agreement to which the relevance of such fact or item is reasonably apparent on its face), the Company hereby makes to the Purchaser the representations and warranties set out in Schedule E to this Agreement and acknowledges that the Purchaser and Parent are relying upon these representations and warranties in connection with entering into this Agreement.

The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms, provided, however, that no such termination will affect a Party’s right or obligations arising out of a prior breach of any representation or warranty hereunder.

ARTICLE 5

COVENANTS

5.1	Conduct of Business by the Company

(a)

During the Interim Period, except (i) with the prior written consent of the Purchaser (such prior written consent not to be unreasonably withheld, conditioned or delayed), (ii) as required or permitted by this Agreement or the Plan of Arrangement, (iii) as required by any Contract, by Law or by a Governmental Entity, or (iv) as set out in Section 5.1(a) of the Disclosure Letter, the Company shall, and shall cause each of its Subsidiary to (A) continue the Discontinuance; (B) continue to pay outstanding accounts payable and other liabilities (including payroll) when due and payable; and (C) keep the Purchaser fully informed as to material decisions or actions made or required to be made with respect to, and material developments relating to, the Discontinuance and consult with the Purchaser, as the Purchaser may reasonably request, to allow the Purchaser to monitor and provide input with respect to the direction and control of, any such material decisions or actions or developments.

(b)

Without limiting the generality of the foregoing, the Company covenants and agrees that, during the Interim Period, unless (i) the Purchaser shall otherwise agree to in writing (such prior written consent not to be unreasonably withheld, conditioned or delayed), (ii) expressly permitted (including as pertains to or arises out of, or in connection with, any Permitted Disposition) or specifically contemplated by this Agreement and the Contemplated Transactions (including, for the avoidance of doubt, in connection with the Discontinuance), (iii) as required by any Contract, by Law or by a Governmental Entity, or (iv) as set forth on Section 5.1(b) of the Disclosure Letter, the Company shall, and shall cause its Subsidiary to:

(A)	not split, consolidate or reclassify any of its outstanding shares nor undertake any other capital reorganization, nor reduce capital in respect of its outstanding shares;

(B)	not declare, set aside or pay any dividends on or make any other distributions on or in respect of its outstanding shares;

(C)	not amend its articles of incorporation, by-laws or other comparable organizational documents or the terms of any of its outstanding securities;

(D)

except for amendments to any existing Incentive Securities to facilitate the treatment of outstanding Incentive Securities in accordance with the Discontinuance and the Plan of Arrangement, not issue, grant, deliver, sell, exchange, amend, modify, accelerate, pledge or otherwise subject to any Encumbrance (other than Permitted Encumbrances), or authorize any such action in respect of, any securities of the Company (other than the issuance of Common Shares upon the exercise of currently outstanding Options or other Convertible Securities in accordance with their terms); more specifically (and without limiting the generality of the foregoing), not authorize, approve, agree to issue, issue or award any Incentive Securities under the Equity Incentive Plan or any other Convertible Securities;

(E)	not redeem, offer to purchase, purchase or cause to be purchased any of its outstanding securities;

(F)	not adopt a shareholder rights plan that provides rights to the Shareholders to purchase any securities of the Company as a result of the Arrangement or the Contemplated Transactions;

(G)

except for amendments to any existing Incentive Securities to facilitate the treatment of outstanding Incentive Securities in accordance with the Discontinuance and the Plan of Arrangement, not enter into, adopt, establish, amend, modify or terminate any Employee Plan (or any arrangement that would be an Employee Plan if in effect as of the date hereof), other than in connection with the Discontinuance;

(H)

except for amendments to any existing Incentive Securities to facilitate the treatment of outstanding Incentive Securities in accordance with the Discontinuance and the Plan of Arrangement, not increase or decrease any salary, incentives, benefits or other compensation, and not accelerate vesting of any benefits, of any officer, employee, director of the Company or its Subsidiary under any Employee Plan, in each case, other than as contemplated by this Agreement or the Plan of Arrangement;

(I)	not acquire or dispose of any securities, except in connection with the Discontinuance;

(J)	not reorganize, amalgamate, combine or merge the Company or the Subsidiary with any other person;

(K)	not create any Subsidiary;

(L)	not acquire or commit to acquire any assets or group of related assets (through one or more related or unrelated acquisitions);

(M)	not incur, or commit to, capital expenditures;

(N)

except (1) in connection with the Discontinuance, (2) for any (x) obsolete, damaged or destroyed asset, (y) return of leased assets at the end of the lease term, or (z) transfer of assets between the Company and the Subsidiary, (3) as required pursuant to the terms of any Material Contract in effect on the date of this Agreement, or (4) in connection with any Permitted Disposition, not sell, lease, option, encumber or otherwise dispose of, or commit to sell, lease, option, encumber or otherwise dispose of, any assets or group of related assets (through one or more related or unrelated transactions), or transfer any interest in any of the Subsidiary to a third party;

(O)

(1) not incur or commit to incur any indebtedness for borrowed money, except for the borrowing of working capital in connection with the Discontinuance or issue any debt securities, (2) not incur or commit to incur, or guarantee, endorse or otherwise become responsible for, any other material liability, obligation or indemnity or the obligation of any person other than the Subsidiary, or (3) not make any loans or advances to any person other than the Subsidiary;

(P)	not make any material changes to existing accounting methods, principles, practices or policies or internal controls other than as required by applicable Law or by GAAP;

(Q)

not pay, discharge or satisfy any material claims, liabilities or obligations other than the payment, discharge or satisfaction, in connection with the Discontinuance in accordance with their terms, of liabilities reflected or reserved against in the Company’s financial statements as at and for the period ended September 30, 2025;

(R)	not engage in any transaction with any related parties other than (i) with the Company and its Subsidiary in connection with the Discontinuance or (ii) in respect of a Permitted Disposition;

(S)

not commence or settle or assign any rights relating to or any interest in any litigation, proceeding, claim, action, assessment or investigation that is material to the Company and involving the Company or its Subsidiary or material asset of either;

(T)

not waive, release, grant, transfer, exercise, modify or amend in any material respect, other than in connection with the Discontinuance, (1) any existing contractual rights in respect of any joint ventures of the Company, (2) any Authorization, lease, concession, contract or other document, or (3) any other material legal rights or claims;

(U)	not propose or enter into any agreement, arrangement, commitment, or offer with respect to a material joint venture or other mutual co-operation or distribution agreement;

(V)

not enter into any interest rate, currency or equity swaps, hedges, derivatives or other similar financial instruments other than (1) in connection with the Discontinuance, (2) if approved by the Board of Directors prior to the date hereof or (3) if required under existing banking facilities;

(W)	not increase any coverage under any directors’ and officers’ insurance policy other than as contemplated in Section 5.8;

(X)

not acquire or agree to acquire (by merger, amalgamation, arrangement, acquisition of stock or assets or otherwise) any person or division of any person or make any investment either by purchase of shares or securities, contributions of capital (other than to the Subsidiary), property transfer or purchase of any property or assets of any other person;

(Y)

except in connection with the Discontinuance, not adopt a plan of complete or partial liquidation, arrangement, dissolution, amalgamation, merger, consolidation, restructuring, recapitalization, winding-up or other reorganization of the Company or the Subsidiary (other than this Agreement and the Contemplated Transactions), or file a petition in bankruptcy under any applicable Law on behalf of the Company or the Subsidiary, or consent to the filing of any bankruptcy petition against the Company or the Subsidiary under any applicable Law; for further certainty, nothing in this Agreement shall limit the ability of the Company to liquidate, wind-up and/or dissolve the Subsidiary during the Interim Period;

(Z)

duly and timely file all material forms, reports, press releases, schedules, statements and other documents required to be filed pursuant to any applicable corporate Laws or applicable Securities Laws, provided however that, other than in respect of the Company’s 10Q for the third quarter ended September 30, 2025 and any related filings, the Company shall in any event consult with the Purchaser prior to making any filing required pursuant to applicable Securities Laws, providing in such cases the Purchaser with a reasonable opportunity to review and comment on any such filing or release, recognizing that whether or not such comments are appropriate will be determined by the Company, acting reasonably;

(AA)

not (1) make, change or revoke any material Tax election, (2) change any annual Tax accounting period, (3) adopt or make any material change to any material method of Tax accounting, (4) amend any material Tax Return in a manner prejudicial to the Company, (5) surrender any claim for a material refund of Taxes, (6) except in respect of the ongoing audits disclosed in Schedule 18(f) of the Disclosure Letter, settle or compromise any material claim, assessment or other dispute in respect of Taxes, (7) enter into or make any voluntary disclosure with respect to any material amount of Taxes, (8) enter into any Tax sharing, allocation, indemnification, receivable reimbursement, or similar agreement (whether or not written), (9) fail to pay any material Tax as such Tax became due and payable (including any estimated Tax), (10) prepare and file any Tax Return in a manner materially inconsistent with past practice, or (11) incur any material liability for Taxes outside the Discontinuance;

(BB)

except as contemplated in Section 6.1, (I) not enter into any transaction or perform any act, and (II) use commercially reasonable efforts to not omit any act, in each case, that would reasonably be expected to prevent, be materially inconsistent with, materially delay or otherwise impede the successful completion of the acquisition of Common Shares by the Purchaser pursuant to the Arrangement;

(CC)	not enter into any new line of business;

(DD)	except in connection with the Distribution, not reduce the stated capital of the securities of the Company or the Subsidiary;

(EE)	except in connection with the Distribution, not reduce the paid-up capital (as defined in the Tax Act) of the securities of the Company or the Subsidiary;

(FF)

not disclose any material trade secrets or material confidential information pertaining to the Company or the Subsidiary to any person, other than to persons who are under a contractual, legal, or ethical obligation to maintain the confidentiality of such information;

(GG)

not take any action that would, or would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement, or the satisfaction of any of the conditions set forth in Article 8;

(HH)

enter into or amend any Contract with any broker, finder or investment banker, provided that the foregoing shall not prohibit the Company from entering into an agreement on commercially reasonable terms with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement; or

(II)	not announce an intention, enter into any formal or informal agreement, or otherwise make a commitment to do any of the things prohibited by any of the foregoing subsections.

(c)

Notwithstanding the foregoing, the Company shall be entitled, but is under no obligation, to sell, transfer, license, assign or otherwise divest any or all of the Company’s and its Subsidiary’s rights, Intellectual Property, and other assets related to (i) the RP-3467 program, a Polq ATPase Inhibitor, (ii) the RP-1664 program, a polo-like kinase 4 (PLK4) inhibitor, (iii) the RP-3500 (Camonsertib) program, an ATR inhibitor, and/or (iv) the AMBER program, a preclinical RBM5 degrader, in one or more transactions (each a “Permitted Disposition” and collectively, the “Permitted Dispositions”) prior to the Effective Date; provided, however, that if any such Permitted Disposition results in the imposition of ongoing obligations (including indemnification obligations or potential post-closing claims for breach of contract) or liabilities on the Company or the Subsidiary, the terms of the Permitted Disposition relating to such obligations or liabilities shall be acceptable to the Purchaser, acting reasonably, it being acknowledged that any such Permitted Disposition that is without recourse to the Company (such as an as-is transaction or one where post-closing liability is limited solely to escrowed sale proceeds (together with a sole and exclusive remedy clause confirming the same) or one where recourses of the applicable purchaser are limited solely to rights and recourses under a representations and warranties insurance policy (together with a sole and exclusive remedy clause confirming the same), coupled with a waiver of subrogation rights in favour of the Company and its Subsidiary) and does not impose any obligations or liabilities on the Company or its Subsidiary beyond those obligations and liabilities outstanding as at the date hereof, shall be deemed acceptable to the Purchaser. The Parties acknowledge that the Company may not be successful in completing, or may determine not to proceed with, any Permitted Disposition.

(d)

The Company shall use its commercially reasonable efforts to cause the current material insurance (or re-insurance) policies maintained by the Company or the Subsidiary not to be cancelled or terminated or any of the coverage thereunder to lapse, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies are in full force and effect; provided that, subject to 5.8, neither the Company nor the Subsidiary shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months.

(e)

Nothing contained in this Agreement shall give the Purchaser, directly or indirectly, the right to prevent, impede, direct or control the Discontinuance prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms of this Agreement, control and supervision over the Discontinuance. Nothing in this Agreement, including any of the restrictions set forth herein, shall be interpreted in such a way as to place any Party in violation of applicable Law.

(f)

For greater certainty, nothing in this Agreement will restrict the Company or the Subsidiary from (i) incurring and paying costs and expenses in connection with the transactions contemplated by the Agreement, including all legal, accounting, financial advisory, printing and other administrative or professional fees, the fees of its financial advisors, including in connection with the establishment of the Transaction Committee and the receipt and consideration of expressions of interest from persons other than the Purchaser prior to the execution of this Agreement, the negotiation and settlement of this Agreement, the preparation and mailing of the Circular, the convening of the Meeting, applications for the Interim Order and Final Order, the solicitation of proxies in respect of the meeting and structuring and completion of the transactions contemplated; (ii) paying, discharging, settling, satisfying, compromising, waiving, assigning or releasing any claims, rights, liabilities or obligations disclosed in Schedule 5.1(f) to the Disclosure Letter, or (iii) entering into indemnification agreements with directors, officers and employees of the Company and the Subsidiary, and individuals related to such persons, provided that a copy of any such agreement is provided to the Purchaser not less than five days prior to the Effective Date.

5.2	Directors’ Obligations

Nothing in this Agreement shall prevent the Board of Directors from complying with applicable Securities Laws and applicable Laws including, making any disclosures or taking any actions that may be required under applicable Laws (including the QBCA).

5.3	Covenants of the Company Relating to the Arrangement

(a)

Subject to the terms and conditions of this Agreement, the Company shall, and shall cause the Subsidiary to, perform all obligations reasonably required to be performed by the Company or the Subsidiary under this Agreement, reasonably cooperate with the Purchaser in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause the Subsidiary to:

(i)

use commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law applicable to it or the Subsidiary with respect to this Agreement or the Arrangement;

(ii)

apply for and use commercially reasonable efforts to provide, obtain and maintain all Regulatory Approvals, third party notices or other notices and consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are reasonably required or reasonably requested by the Purchaser in connection with the Arrangement, this Agreement or the other transactions contemplated hereby in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser and, in doing so, keep the Purchaser reasonably informed as to the status of the proceedings related to obtaining such approvals, including providing the Purchaser with copies of all related applications, notices and notifications, in draft form, in order for the Purchaser to provide its reasonable comments thereon, which shall be given due and reasonable consideration;

(iii)

use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Company and the Subsidiary relating to the Arrangement;

(iv)

use commercially reasonable efforts to, upon reasonable consultation with the Purchaser, oppose, lift or rescind any Order seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement, and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, this Agreement or the transactions contemplated hereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reserved, so as to enable the Effective Date to occur as soon as reasonably practicable (provided, that neither the Company nor the Subsidiary shall consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Purchaser, not to be unreasonably withheld, conditioned or delayed);

(v)

not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, in each case, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement; and

(vi)

use commercially reasonable efforts to assist the Purchaser in obtaining the resignations and mutual releases (in a form satisfactory to the Purchaser, acting reasonably) of each member of the Board and each member of the board of directors of the Subsidiary (in each case, in their capacity as directors only), and causing them to be replaced by persons designated or nominated by the Purchaser effective as of the Effective Time.

(b)	The Company shall promptly notify the Purchaser in writing of:

(i)	any Material Adverse Change;

(ii)

any material governmental or third-party complaints, investigations or hearings (or communications indicating that the same may be contemplated) provided nothing in the foregoing shall require the Company to disclose information to the Purchaser which it is prohibited from disclosing pursuant to a written confidentiality agreement, confidentiality provision of an agreement with a third party or regulatory restriction;

(iii)

unless prohibited by Law, any notice or other communication, of which the Company has knowledge, from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with the Arrangement, this Agreement or any of the transactions contemplated thereby;

(iv)	any breach or default, or any notice of alleged breach or default, by the Company or the Subsidiary of any Material Contract or material Authorization to which it is a party or by which it is bound;

(v)

any written notice or other communication from any Governmental Entity in connection with this Agreement (and the Company shall contemporaneously provide a copy of any such written notice or communication to the Purchaser) or the Arrangement; and

(vi)

any (A) Proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Arrangement, this Agreement or any of the transactions contemplated hereby, and (B) material Proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company, the Subsidiary or the assets of the Company, including any action by a third party of which the Company is aware (whether actual, anticipated, contemplated or threatened) which could reasonably be expected to hinder, prevent, delay or otherwise adversely affect the completion of the Arrangement, the Distribution or any of the Contemplated Transactions.

5.4	Covenants of the Purchaser Relating to the Arrangement

(a)

Subject to the terms and conditions of this Agreement, the Purchaser shall perform all obligations required or desirable to be performed by the Purchaser under this Agreement, reasonably cooperate with the Company in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Purchaser shall:

(i)

use commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law applicable to it with respect to this Agreement or the Arrangement, provided, however, that under no circumstances will the Purchaser be required to agree or consent to any increase in the Consideration except as otherwise provided for in this Agreement;

(ii)

use commercially reasonable efforts to assist the Company to obtain and maintain all Regulatory Approvals, third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations referred to in 5.3(a)(ii);

(iii)	use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement;

(iv)

use commercially reasonable efforts to, upon reasonable consultation with the Company, oppose, lift or rescind any Order seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement, and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, this Agreement or the transactions contemplated hereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reserved, so as to enable the Effective Date to occur as soon as reasonably practicable (provided, that the Purchaser shall not consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Company, not to be unreasonably withheld, conditioned or delayed); and

(v)	not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, in each case, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement.

(b)	The Purchaser shall promptly notify the Company in writing of:

(i)

unless prohibited by Law, any written notice or other written communication, of which the Purchaser and/or the Parent has knowledge, from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with the Arrangement, this Agreement or any of the transactions contemplated thereby; or

(ii)

any Proceedings commenced or, to the knowledge of the Purchaser and/or the Parent, threatened against, relating to or involving or otherwise affecting the Arrangement, this Agreement or any of the transactions contemplated hereby, in each case to the extent that such Proceedings would reasonably be expected to impair, impede, materially delay or prevent the Purchaser and/or the Parent from performing its obligations under this Agreement.

5.5	Information Rights; Confidentiality

During the Interim Period, upon reasonable notice, the Company shall, and shall cause its Representatives to, provide the Purchaser and its Representatives with reasonable access (without material disruption to the conduct of the Company’s business and subject to any applicable competition laws) during normal business hours to all books, records, information, corporate charts, tax documents, filings, memoranda, working papers and files and all other materials in its possession and control, including Material Contracts, and access to the personnel of and legal counsel to the Company and its Subsidiary on an as reasonably requested basis as well as reasonable access to the properties of the Company and its Subsidiary, in each case, to the extent reasonably necessary to consummate the transactions contemplated by this Agreement; provided that any such access shall be conducted at Purchaser’s expenses, under the supervision of appropriate personnel of the Company or the Subsidiary and the Company’s compliance with any request under this Section 5.5 shall not unreasonable interfere with the conduct of the business of the Company or its Subsidiary. The Company and its Subsidiary agree to assist the Purchaser with any filings or information requests from any Governmental Entity upon request by the Purchaser. The Company shall use its commercially reasonable efforts to obtain any necessary consents from any of its auditors and any other advisors to the use of any financial, technical or other expert information required in connection with any filing or information request to or from any Governmental Entity. Nothing in the foregoing shall require the Company to (a) disclose information to the Purchaser which it is prohibited from disclosing pursuant to a written confidentiality agreement or confidentiality provision of an agreement with a third party, (b) provide the Purchaser with access to any property where the Company is contractually or legally prohibited from doing so or (c) disclose information to the Purchaser to the extent such disclosure would jeopardize any attorney-client or other legal privilege. Any such investigation by the Purchaser and its Representatives shall not mitigate, diminish or affect the representations and warranties of the Company contained in this Agreement or any document or certificate given pursuant hereto.

5.6	Shareholder Claims

The Company shall notify the Purchaser of any demand, claim, proceeding or action brought by (or threatened to be brought by) any present, former or purported holder of any securities of the Company in connection with any of the Contemplated Transactions or the Distribution prior to the Effective Time. The Company shall consult with the Purchaser prior to settling any such claim prior to the Effective Time and shall not settle or compromise, or agree to settle or compromise, any such claim prior to the Effective Time without the prior written consent of the Purchaser, such consent not to be unreasonably withheld or delayed.

5.7	Notice and Cure Provisions

(a)

During the Interim Period, each Party shall promptly notify the other Parties of the occurrence, or failure to occur, of any event or state of facts of which it has knowledge which occurrence or failure would, or would be reasonably likely to:

(i)

cause any of the representations or warranties of such Party contained in this Agreement to be untrue or inaccurate in any material respect that would cause any condition in Section 7.1 [Mutual Conditions Precedent], Section 7.2(a) [Representations and Warranties of the Company] or Section 7.3(a) [Representations and Warranties of the Purchaser and the Parent] not to be satisfied; or

(ii)

result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under this Agreement that would cause any condition in Section 7.1 [Mutual Conditions Precedent], Section 7.2(b) [Performance of Covenants by the Company], Section 7.3(b) [Performance of Covenants by the Purchaser] not to be satisfied.

(b)

Notification provided under this Section 5.7 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

(c)

The Company may not elect to exercise its right to terminate this Agreement pursuant to Section 8.2(a)(ii)(B) [Breach of Representations and Warranties or Covenants by the Purchaser] and the Purchaser may not elect to exercise its right to terminate this Agreement pursuant to 8.2(a)(iii)(A) [Breach of Representations and Warranties or Covenants by the Company], unless the Party seeking to terminate the Agreement (the “Terminating Party”) has delivered a written notice (“Termination Notice”) to the other Party (the “Breaching Party”) specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date, the Terminating Party may not exercise such termination right until the earlier of (i) the Outside Date, and (ii) the date that is fifteen (15) Business Days following receipt of such Termination Notice by the Breaching Party, if such matter has not been cured by such date provided that, for greater certainty, if any matter is not capable of being cured by the Outside Date, the Terminating Party may immediately exercise the applicable termination right in accordance with Section 8.2(a)(ii)(B) [Breach of Representations and Warranties or Covenants by the Purchaser] or Section 8.2(a)(iii)(A) [Breach of Representations and Warranties or Covenants by the Company], as applicable, without first providing a Termination Notice.

(d)

If the Terminating Party delivers a Termination Notice prior to the date of the Meeting, unless the Parties agree otherwise, the Company shall postpone or adjourn the Meeting to the earlier of (i) five Business Days prior to the Outside Date and (ii) the date that is 10 Business Days following receipt of such Termination Notice by the Breaching Party.

(e)	For certainty, in the event that such matter is cured within the time period referred to herein, this Agreement may not be terminated as a result of such matter.

5.8	Directors’ and Officers’ Insurance and Indemnification

(a)

Prior to the Effective Time, the Company shall and, if the Company is unable after using commercially reasonable efforts, the Purchaser shall cause the Company to, purchase customary fully pre-paid and non-cancelable “tail” policies of directors’ and officers’ liability fiduciary liability, and employment practices liability insurance (the “D&O Tail Policy”) from an insurer(s) of nationally recognized standing providing protection no less favourable in the aggregate than the protection provided by such policies maintained by or for the benefit of the Company and its Subsidiary which are in effect immediately prior to the Effective Time and providing protection in respect of claims and other matters arising from actual or alleged acts, omissions, facts or events which occurred on or prior to the Effective Time, and the Purchaser shall, or shall cause the Company and its Subsidiary to maintain such tail policies in full force and effect without any reduction in scope of coverage or limits (other than a reduction of limits due to payments by the insurer(s) under the policies) for six (6) years after the Effective Date; provided that the Purchaser shall not be required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the aggregate cost of such policies shall not exceed 300% of the Company’s and its Subsidiary’s current annual aggregate premium for directors’ and officers’ liability, fiduciary liability, and employment practices liability insurance policies currently maintained by the Company or its Subsidiary. If the Company for any reason fails, after having used commercially reasonable efforts, to obtain such run off insurance policies as of the Effective Time, the Purchaser shall, or shall cause the Company and its Subsidiary to, maintain in effect for a period of at least six (6) years from and after the Effective Time the directors’ and officers’ liability insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are no less advantageous to the present and former directors and officers of the Company and its Subsidiary than the coverage provided under the Company’s and its Subsidiary’s existing policies as of the date hereof, or the Company shall purchase comparable directors’ and officers’ liability insurance for such six-(6) year period with terms, conditions, retentions and limits of liability that are at least as favourable to the present and former directors and officers of the Company and its Subsidiary as provided in Company’s existing policies as of the date hereof; provided, that, the annual premium for such directors’ and officers’ liability insurance policy may not be in excess of 300% of the Company’s and its Subsidiary’s current annual aggregate premium for directors’ and officers’ liability, fiduciary liability, and employment practices liability insurance policies currently maintained by the Company or its Subsidiary.

(b)

All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the completion of the Arrangement (and rights to advancement of expenses) now existing in favor of any person who is or prior to the completion of the Arrangement becomes, or has been at any time prior to the date of this Agreement, a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of the Company or its predecessors (each, an “Indemnified Party”) as provided in the Company’s Constating Documents or any indemnification agreement between such Indemnified Party and the Company that is in effect as of the date of this Agreement and that has been made available to Parent (i) shall survive the completion of the Arrangement, (ii) shall continue in full force and effect in accordance with their terms with respect to any claims against any such Indemnified Party arising out of such acts or omissions and (iii) for a period of six years following the date of this Agreement, shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party, and the Company following the completion of the Arrangement shall be bound thereby to the fullest extent available under applicable Law for a period of six years from the completion of the Arrangement, and any claim made pursuant to such rights within such six-year period shall continue to be subject to this Section 5.8(b) and the rights provided under this Section 5.8(b) until full and final disposition of such claim. Parent shall cause the Company following the completion of the Arrangement to perform its obligations under this Section 5.8(b).

(c)

If the Company or the Subsidiary or any of their respective successors or assigns (a) consolidates or amalgamates with, or merges or liquidates into, any other person and is not a continuing or surviving company or entity of such consolidation, amalgamation, merger, amalgamation or liquidation, or (b) transfers all or substantially all of its properties and assets to any person, the Purchaser shall ensure that any such successor or assign (including, as applicable, any acquirer of substantially all of the properties and assets of the Company or its Subsidiary) assumes all of the obligations set forth in this Section 5.8.

5.9	Nasdaq Delisting

Subject to applicable Law, each of the Company and the Purchaser agrees to use its commercially reasonable efforts and cooperate with the other Party in taking, or causing to be taken, all actions necessary to cause the Common Shares to be delisted from the Nasdaq and deregistered under the US Exchange Act, in each case, as promptly as practicable following the Effective Time.

5.10	Transaction Litigation

The Company shall, as promptly as reasonably practicable, notify the Purchaser in writing of any Transaction Litigation and shall keep the Purchaser informed on a reasonably prompt basis regarding any such Transaction Litigation. The Company shall give the Purchaser the opportunity to (a) participate in the defense of any Transaction Litigation, and (b) consult with outside legal counsel to the Company regarding the defense, settlement or compromise with respect to any such Transaction Litigation. For purposes of this Section 5.10, “participate” means that the Purchaser shall be kept reasonably apprised on a prompt basis of proposed strategy and other significant decisions with respect to the Transaction Litigation (to the extent that the attorney-client privilege between the Company and its outside legal counsel is not undermined or otherwise adversely affected, provided that, in such case, the Parties shall cooperate in seeking to find a way to allow disclosure of the proposed strategy or other significant decision to the extent doing so could reasonably (in the good faith belief of the Company, after consultation with outside legal counsel) be managed through the use of customary “clean-room” arrangements or the entering into of any “common interest” Contract or similar Contract), and the Purchaser may offer comments or suggestions with respect to such Transaction Litigation which the Company shall consider in good faith; provided that the Company shall not settle or compromise or agree to settle or compromise any Transaction Litigation without the Purchaser’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

ARTICLE 6

ADDITIONAL COVENANTS REGARDING NON-SOLICITATION

6.1	Non-Solicitation

(a)	On and after the date hereof, except as otherwise provided in this Article 6, the Company shall not, and shall cause each of its Representatives not to, directly or indirectly:

(i)

make, solicit, assist, initiate, encourage, promote or otherwise facilitate (including by way of furnishing, providing access to or disclosing information, books and records, facilities or properties of the Company or a Subsidiary of the Company or entering into any form of written or oral agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal;

(ii)

enter into, continue or otherwise participate or engage in or otherwise facilitate any discussions or negotiations with any person (other than the Purchaser, Parent and their respective affiliates and Representatives), or otherwise cooperate in any way with, or assist or participate in, encourage or otherwise facilitate, any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal, provided that, for greater certainty, the Company may (A) communicate with any person making an unsolicited Acquisition Proposal (and such person’s Representatives) for the purposes of clarifying the terms and conditions of such Acquisition Proposal and assessing the likelihood of its consummation so as to determine whether such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal, (B) advise any person of the restrictions of this Agreement, and (C) advise any person making an unsolicited Acquisition Proposal that such Acquisition Proposal does not constitute a Superior Proposal when the Board of Directors has so determined;

(iii)	make a Change of Recommendation; or

(iv)

accept, approve, endorse, recommend or enter into, or publicly propose to accept, approve, endorse, recommend or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking (other than a confidentiality and standstill agreement permitted under Section 6.2) constituting an Acquisition Proposal or requiring, or reasonably expected to cause, the Company to abandon, terminate, delay or fail to consummate, or that would otherwise impede, interfere or be inconsistent with, the Arrangement or any of the other transactions contemplated by this Agreement or requiring, or reasonably expected to cause, the Company to fail to comply with this Agreement or providing for the payment of any break, termination or other fees or expenses to any person in the event that any of the Contemplated Transactions are completed or in the event that it completes any other transaction with the Purchaser or any of its affiliates that is agreed to prior to any termination of this Agreement.

(b)

The Company shall, and shall cause each of its Subsidiary and its and its Subsidiary’s Representatives to, immediately cease and terminate any existing solicitation, assistance, discussion, encouragement, activities, negotiation or process with or involving any person (other than the Purchaser, Parent and their respective affiliates and Representatives) commenced prior to the date of this Agreement with respect to or which could reasonably be expected to constitute an Acquisition Proposal, whether or not initiated by the Company or any of its Representatives and, in connection therewith, the Company will discontinue access to any other third party to all information, including any data room (virtual or otherwise) and any confidential information, properties, facilities, books and records of the Company or its Subsidiary.

(c)

The Company represents and warrants that neither it nor its Representatives have waived or released any person from such person’s obligations respecting the Company, or its Subsidiary, under any confidentiality, standstill or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party, and further covenants and agrees that the Company shall, and shall cause its Subsidiary to (i) not release any person from, or waive or amend any provision of any confidentiality, standstill or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party, and (ii) take all necessary action to enforce each confidentiality, standstill, or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party (it being acknowledged by the Purchaser that the automatic release from any currently existing standstill restrictions of any such currently existing agreement in accordance with the terms of such agreement as a result of entering into and announcing this Agreement shall not be a violation of this Section 6.1(c)).

(d)

The Company shall ensure that its Representatives are aware of the provisions of this Section 6.1, and the Company shall be responsible for any breach of this Section 6.1 by its Representatives and any such breach shall be deemed a breach of this Section 6.1 by the Company.

(e)

From and after the date of this Agreement, the Company shall promptly (and in any event within 48 hours after it has received or otherwise become aware of any proposal, inquiry, offer, request or expression of interest) notify the Purchaser of any proposal, inquiry, offer, request or expression of interest relating to or that constitutes an Acquisition Proposal or which could reasonably be expected to constitute an Acquisition Proposal or any request for copies of, access to, or disclosure of, non-public information relating to the Company or any Subsidiary of the Company, including but not limited to information, access, or disclosure relating to the properties, facilities, books, records or a list of Securityholders. Such notice shall include a description of the terms and conditions of, and the identity of the person making, any proposal, inquiry, offer, request or expression of interest, and shall, promptly upon receipt or delivery thereof, provide the Purchaser (or its outside legal counsel) with copies of all documents and written communications relating to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest exchanged between the Company or any of its Representatives, on the one hand, and the person making the Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest or any of its Representatives, on the other hand. The Company shall promptly keep the Purchaser informed of any material change in the status of developments and negotiations (to the extent such negotiations are permitted pursuant to Section 6.2) with respect to such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest. The Company shall respond promptly to all inquiries by the Purchaser with respect to such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest. Except as provided under this Article 6, the Company shall not, and shall cause its Subsidiary not to, enter into any agreement with any person subsequent to the date hereof that prohibits, or which contains any provision that adversely affects the rights of the Company or its Subsidiary upon compliance with any of the provisions of this Agreement.

(f)

Notwithstanding Section 6.1(a) or any other provision of this Agreement, following receipt by the Company of any proposal, inquiry, offer, request or expression of interest (including any changes, modifications or other amendments thereto) that is not an Acquisition Proposal but which the Company reasonably believes could lead to an Acquisition Proposal, the Company may respond to the proponent solely to advise it that, in accordance with this Agreement, the Company can only enter into discussions or negotiations with a party in accordance with Article 6 of this Agreement, and for no other purpose.

6.2	Responding to an Acquisition Proposal and Right to Match

(a)

Notwithstanding Section 6.1(a) or any other provision of this Agreement to the contrary, if after the date hereof the Company or any of its Representatives receives from a person a written Acquisition Proposal (including, for greater certainty, an amendment, change or modification to an Acquisition Proposal made prior to the date hereof), the Company and its Representatives may (x) contact the person making such Acquisition Proposal and its Representatives for the purpose of clarifying the terms and conditions of such Acquisition Proposal, and (y) engage in or participate in discussions or negotiations with such person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of confidential information, properties, facilities, or books and records of the Company or the Subsidiary, if and only if, in the case of clause (y):

(i)

the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal;

(ii)	such person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill or similar restriction;

(iii)	the Company has been, and continues to be, in compliance with its obligations under this Article 6;

(iv)

the Company promptly provides the Purchaser with prior written notice stating the Company’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure;

(v)

the Company enters into an Acceptable Confidentiality Agreement with such person, and the Company provides a copy of such agreement to the Purchaser promptly following its execution and the Purchaser is promptly provided with all information provided to such person (to the extent not previously provided to the Purchaser) via the Data Room.

(b)

Notwithstanding Section 6.1(a) or any other provision of this Agreement, if after the date hereof the Company receives an Acquisition Proposal that constitutes a Superior Proposal, the Company may (subject to compliance with Section 8.2 and Section 8.3) terminate this Agreement and accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of such Superior Proposal prior to completion of the Arrangement and recommend or approve such Superior Proposal or make a Change of Recommendation, if and only if:

(i)

such Superior Proposal did not arise, directly or indirectly, as a result of a violation by the Company of Section 6.1, and the Company has been and continues to be in compliance with its obligations under Section 6.1 and this Section 6.2;

(ii)	the person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill or similar restriction;

(iii)	the Board of Directors has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes a Superior Proposal;

(iv)

the Company has (A) delivered written notice to the Purchaser of the determination of the Board of Directors that the Acquisition Proposal is a Superior Proposal and of the intention of the Board of Directors to accept, approve, recommend or enter into an agreement in respect of such Superior Proposal (the “Superior Proposal Notice”) and (B) has provided the Purchaser with a copy of the acquisition or similar agreement relating to such Acquisition Proposal, including all supporting materials, including any financing documents supplied to the Company in connection therewith and a written notice from the Board regarding the value in financial terms that the Board has, in consultation with an independent financial advisor, determined should be ascribed to any non-cash consideration offered under the Superior Proposal;

(v)

at least five (5) Business Days have elapsed since the later of the date on which the Purchaser received a copy of the Superior Proposal Notice and the date on which the Purchaser received all the material specified in Section 6.2(b)(iv)(B) (such five Business Day period, the “Right to Match Period”) and, for greater certainty, the Right to Match Period shall expire at 11:59 p.m. (Montréal time) on the last Business Day of the Right to Match Period;

(vi)

if the Purchaser and Parent have offered to amend the terms of the Arrangement and this Agreement during the Right to Match Period pursuant to Section 6.2(c), the Board of Directors has determined, in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal when assessed against the Arrangement and this Agreement as it is proposed to be amended as at the termination of the Right to Match Period; and

(vii)	the Company terminates this Agreement pursuant to Section 8.2(a)(ii)(A) and concurrently pays the Termination Payment pursuant to Section 8.3(a)(iii).

(c)

During the Right to Match Period or such longer period as the Company may approve in writing for such purpose, the Purchaser and Parent will have the opportunity, but not the obligation, to offer to amend the terms of the Arrangement and this Agreement. The Company agrees that, if requested by the Purchaser, it will negotiate with the Purchaser in good faith to amend the terms of the Arrangement and this Agreement as would enable them to proceed with the Arrangement and any Contemplated Transactions on such adjusted terms. The Board of Directors will review any such offer by the Purchaser and Parent to amend the terms of the Arrangement and this Agreement in order to determine, in good faith, whether the Purchaser and Parent’s offer to amend the Arrangement and this Agreement, upon its acceptance, would result in the applicable Acquisition Proposal ceasing to be a Superior Proposal when assessed against the Arrangement and this Agreement as it is proposed to be amended as at the termination of the Right to Match Period. If the Board of Directors determines that the applicable Acquisition Proposal would cease to be a Superior

Proposal when assessed against the Arrangement and this Agreement as it is proposed to be amended as at the termination of the Right to Match Period, the Purchaser and Parent will amend the terms of the Arrangement and this Agreement and the Company and the Purchaser and Parent shall enter into an amendment to this Agreement reflecting the offer by the Purchaser and Parent to amend the terms of the Arrangement and this Agreement.

(d)

Each successive amendment, change or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration to be received by the Shareholders will constitute a new Acquisition Proposal for purposes of this Section 6.2 and the Purchaser shall be afforded a new three (3) Business Day Right to Match Period from the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the material specified in Section 6.2(b)(iv)(B) with respect to such new Superior Proposal from the Company.

(e)

The Board shall promptly reaffirm the Board Recommendation by press release after any Acquisition Proposal which is not determined to be a Superior Proposal is publicly announced or publicly disclosed or the Board determines that a proposed amendment to the terms of this Agreement or the Plan of Arrangement as contemplated under Section 6.2(c) would result in an Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchaser and its outside legal counsel.

(f)

If the Meeting is to be held during a Right to Match Period, the Company may, and shall at the request of the Purchaser, postpone or adjourn the Meeting to a date that is not more than fifteen (15) days after the scheduled date of the Meeting, but in any event to a date that is not less than five (5) Business Days prior to the Outside Date.

(g)

Except as provided under Section 6.2(f), nothing contained in this Section 6.2 shall limit in any way the obligation of the Company to convene and hold the Meeting in accordance with Section 2.5 of this Agreement while this Agreement remains in force.

(h)

Nothing in this Agreement shall prevent the Board of Directors or the Company from responding through a directors’ circular or otherwise as required by applicable Laws to an Acquisition Proposal where such response is not an acceptance, approval, endorsement or recommendation of such Acquisition Proposal and does not otherwise constitute a Change of Recommendation; provided, that the Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of such circular or other disclosure and shall make all reasonable amendments to such circular or other disclosure as requested by the Purchaser and its outside legal counsel.

(i)

Notwithstanding the foregoing, nothing in Section 6.1 and this Section 6.2 shall require the sharing with the Purchaser of any information considered by external legal counsel of each of the Company and the Purchaser to be competitively sensitive information in connection with competition compliance principles, which competitively sensitive information will be provided only to the external legal counsel or external expert of the Purchaser and shall not be shared by such legal counsel or expert with any other person unless it is first anonymized and aggregated such that it is no longer considered by external legal counsel of each of the Company and the Purchaser to be competitively sensitive information in connection with competition compliance principles.

ARTICLE 7

CONDITIONS

7.1	Mutual Conditions Precedent

The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:

(a)	Arrangement Resolution. The Arrangement Resolution has been approved and adopted by the Shareholders at the Meeting in accordance with the Interim Order.

(b)

Interim and Final Orders. The Interim Order and the Final Order have each been obtained on terms consistent with this Agreement, and have not been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise.

(c)

Articles of Arrangement. The Articles of Arrangement to be filed with the Enterprise Registrar in accordance with this Agreement are in form and substance acceptable to each of the Company and the Purchaser, acting reasonably.

(d)

Illegality. No (i) injunction or similar order by any Governmental Entity having competent jurisdiction over the Purchaser, the Company or the Subsidiary that prohibits the consummation of the Arrangement and the other transactions contemplated by this Agreement shall have been entered and shall continue to be in effect, or (ii) Law shall have been enacted, entered, promulgated, enforced, or deemed applicable by any Governmental Entity having competent jurisdiction over the Purchaser, the Company, or the Subsidiary, that, in any case, restricts, enjoins, makes illegal or otherwise prohibits or would reasonably be expected to restrict, enjoin, make illegal or otherwise prohibit the Arrangement and the other transactions contemplated by this Agreement.

7.2	Additional Conditions Precedent to the Obligations of the Purchaser

The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:

(a)

Representations and Warranties of the Company. (i) (A) The representations and warranties of the Company set forth in Paragraphs 1 [Organization], 2 [Capitalization], 3 [Authority], 4(a)(i)(A) [No Violation], 5 [Subsidiaries], and 12 [Brokerage Fees] of Schedule E shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of this Agreement and true and correct in all respects (except for de minimis inaccuracies and inaccuracies which are the result of transactions, changes, conditions, events or circumstances specifically permitted hereunder) as of the Effective Time as if made at and as of such time, (B) the representations and warranties of the Company set forth in Paragraph 4 (other than 4(a)(i)(A)) [No Violation] of Schedule E shall be true and correct in all material respects (disregarding for purposes of this Section 7.2(a)(i)(B) any materiality, “material” or “Material Adverse Change” qualification contained in any such representation or warranty) as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), and (C) all other representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), except in the case of this clause (C) where the failure to be so true and correct in all respects, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Change (disregarding for purposes of this

Section 7.2(a)(i)(C) any materiality, “material” or “Material Adverse Change” qualification contained in any such representation or warranty), and (ii) the Company has delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date.

(b)

Performance of Covenants by the Company. The Company has fulfilled or complied in all material respects with the covenants of the Company contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Company has delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date.

(c)

No Legal Action. No Proceeding shall be pending or threatened by any Governmental Entity in any jurisdiction that is reasonably likely to (i) cease trade, enjoin, prohibit, or impose any limitations, damages, or conditions on, the Purchaser’s ability to acquire, hold, or exercise full rights of ownership over, any Common Shares, including the right to vote the Common Shares, or (ii) prohibit or enjoin the Company or the Purchaser from consummating the Arrangement.

(d)

Material Adverse Change. There shall have not occurred a Material Adverse Change and the Company has delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date.

(e)	Dissent Rights. Dissent Rights have not been exercised with respect to more than 5% of the issued and outstanding Common Shares.

(f)

Closing Net Cash. The Closing Net Cash shall be greater than or equal to zero and, in furtherance and not in limitation of Section 7.1(a), neither Purchaser, Parent nor any other person on their behalf shall be required to make a payment under the Plan of Arrangement (whether pursuant to Section 2.9 or otherwise), except as Purchaser may be required to pay Fair Value to any Dissenting Shareholder in accordance with the Plan of Arrangement.

(g)	Deposit of Consideration. The Company shall have complied with its obligations under Section 2.9.

7.3	Additional Conditions Precedent to the Obligations of the Company

The Company is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:

(a)

Representations and Warranties of the Purchaser. (i) The representations and warranties of the Purchaser and Parent set forth in Schedule C shall be true and correct in all material respects (disregarding for purposes of this 7.3(a)(i) any materiality or “material” qualification contained in any such representation or warranty) as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), and (ii) the Purchaser has delivered a certificate confirming same to the Company, executed by an officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date.

(b)

Performance of Covenants by the Purchaser. The Purchaser has fulfilled or complied in all material respects with the covenants of the Purchaser contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and has delivered a certificate confirming same to the Company, executed by an officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date.

7.4	Satisfaction of Conditions

The conditions precedent set out in 7.1, 7.2 and 7.3 will be conclusively deemed to have been satisfied, waived or released at the Effective Time, and the parties shall execute a certificate confirming the Effective Date.

ARTICLE 8

TERMINATION, AMENDMENT AND WAIVER

8.1	Term

This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

8.2	Termination

(a)	This Agreement may be terminated at any time prior to the Effective Time, or such other time as may be expressly stipulated in any of the sections below:

(i)	by mutual written consent of the Purchaser and the Company;

(ii)	by the Company:

(A)

Superior Proposal. In order to accept, approve, recommend or enter into a binding written agreement with respect to a Superior Proposal subject, in each case, to compliance with Section 6.2 and Section 8.3(a);

(B)

Breach of Representation or Warranty or Failure to Perform Covenant by the Purchaser. A breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchaser under this Agreement occurs that would cause any condition in 7.3(a) [Representations and Warranties of the Purchaser] or 7.3(b) [Performance of Covenants by the Purchaser] not to be satisfied, and such breach or failure is incapable of being cured or is not cured in accordance with the terms of 5.7(c); provided that the Company is not then in breach of this Agreement so as to directly or indirectly cause any condition in 7.2(a) [Representations and Warranties of the Company] or 7.2(b) [Performance of Covenants by the Company] not to be satisfied;

(iii)	by the Purchaser:

(A)

Breach of Representation or Warranty or Failure to Perform Covenant by the Company. A breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under this Agreement occurs that would cause any condition in 7.2(a) [Representations and Warranties of the Company] or 7.2(b) [Performance of Covenants by the Company] not to be satisfied, and such breach or failure is incapable of being cured or is not cured in accordance with the terms of 5.7(c); provided that the Purchaser is not then in breach of this Agreement so as to directly or indirectly cause any condition in 7.3(a) [Representations and Warranties of the Purchaser] or 7.3(b) [Performance of Covenants by the Purchaser] not to be satisfied; and

(B)

Change in Recommendation or Superior Proposal. If the Board of Directors or the Transaction Committee (1)(I) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) the Board Recommendation, or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) the Board Recommendation or fails to publicly reaffirm the Board Recommendation within five (5) Business Days after having been requested in writing by the Purchaser to do so (or in the event that the Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Meeting), or (II) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the

Purchaser) any of the recommendations of the Transaction Committee referred to in Paragraph 43(a) of Schedule E to this Agreement, respectively, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (3) takes no position or a neutral position with respect to an Acquisition Proposal for more than five (5) Business Days after the public announcement of such Acquisition Proposal (or beyond the third Business Day prior to the date of the Meeting, if sooner) (in each of the cases set forth in Clause (1), (2) or (3), “Change of Recommendation”); or (4) the Board or any committee of the Board accepts, approves, endorses, recommends or authorizes the Company to enter into a written agreement concerning a Superior Proposal;

(C)	Material Adverse Change. There has occurred a Material Adverse Change after the date of this Agreement; or

(D)	Breach of Non-Solicit. The Company breaches any covenant or obligation in Section 6.1 or Section 6.2 in any material respect.

(iv)	by either the Company or the Purchaser

(A)

No Required Approval by Shareholders. The Arrangement Resolution is not approved by the Shareholders at the Meeting in accordance with the Interim Order provided that a Party may not terminate this Agreement pursuant to this 8.2(a)(iv)(A) [No Required Approval by Shareholders] if the failure to obtain the approval of the Shareholders has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

(B)

Illegality. After the date of this Agreement, any Law (including with respect to the Regulatory Approvals) is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided that a Party may not terminate this Agreement pursuant to this 8.2(a)(iv)(B) [Illegality] if the enactment, making, enforcement or amendment of such Law has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement, and provided that the Party seeking to terminate this Agreement pursuant to this 8.2(a)(iv)(B) [Illegality] has used its commercially reasonable efforts, to, as applicable, prevent, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

(C)

Occurrence of Outside Date. The Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate this Agreement pursuant to this 8.2(a)(iv)(C) [Occurrence of Outside Date] if the failure of the Effective Time to so occur has been caused by, or is a result of, a material breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements in any material respect under this Agreement.

(b)

The Party desiring to terminate this Agreement pursuant to this Section 8.2 (other than pursuant to Section 8.2(a)(i)) shall give notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

8.3	Termination Payment

(a)	The Purchaser shall be entitled to a cash termination payment (the “Termination Payment”) in an amount equal to $2,000,000, subject to the terms of Section 8.3(b), upon the occurrence of any of the following events (each a “Termination Payment Event”), which shall be paid by the Company within the time specified in respect of each such Termination Payment Event:

(i)

this Agreement is terminated by the Purchaser pursuant to Section 8.2(a)(iii)(B) [Change in Recommendation or Superior Proposal] or Section 8.2(a)(iii)(D) [Breach of Non-Solicit], in which case the Termination Payment shall be paid to the Purchaser by 4:00 p.m. (Montréal time) on the second Business Day after this Agreement is so terminated;

(ii)

this Agreement is terminated by the Company at any time when this Agreement was terminable by the Purchaser pursuant to Section 8.2(a)(iii)(B) [Change in Recommendation or Superior Proposal], in which case the Termination Payment shall be paid to the Purchaser by 4:00 p.m. (Montréal time) on the second Business Day after this Agreement is so terminated;

(iii)

this Agreement is terminated by the Company pursuant to Section 8.2(a)(ii)(A) [Superior Proposal], in which case the Termination Payment shall be paid to the Purchaser prior to or concurrently with such termination; or

(iv)

(A) this Agreement is terminated by the Purchaser pursuant to Section 8.2(a)(iii)(A) [Company Breach of Representation or Warranty or Failure to Perform Covenant by Company] (but only if one of the conditions not satisfied is Section 8.2(a)(iv)(A) [No Required Approval by Shareholders]) or (B) by the Company or the Purchaser pursuant to Section 8.2(a)(iv)(A) [No Required Approval by Shareholders] or Section 8.2(a)(iv)(C) [Occurrence of Outside Date] and:

(1)

following the date hereof and prior to the date on which this Agreement is terminated, an Acquisition Proposal is publicly announced or made by any person other than the Purchaser or an affiliate of the Purchaser, or any person, other than the Purchaser or an affiliate of the Purchaser, has publicly announced an intention to make an Acquisition Proposal; and

(2)

either (x) any Acquisition Proposal is completed within 12 months following the termination of this Agreement; or (y) an agreement in respect of any Acquisition Proposal is entered into directly or indirectly by the Company within 12 months following the termination of this Agreement and that Acquisition Proposal is completed at any time after the termination of this Agreement, in which case the Termination Payment shall be paid to the Purchaser concurrently with the completion of that Acquisition Proposal.

For purposes of this Section 8.3(a)(iv), the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 1.1(c), except that references to “20% or more” shall be deemed to be references to “50% or more”.

(b)

Upon written notice to the Company, the Purchaser may assign its right to receive the Termination Payment to any affiliate of the Purchaser. The Termination Payment shall be paid by the Company to the Purchaser or its assignee, as applicable, by wire transfer in immediately available funds to an account specified by the Purchaser. For greater certainty, the obligations of the Parties under this Section 8.3 shall survive the termination of this Agreement, regardless of the circumstances thereof.

(c)

Each Party acknowledges that the agreements contained in Section 8.3 are an integral part of the transactions contemplated by this Agreement, that without these agreements the Parties would not enter into this Agreement. The Purchaser acknowledges that the amount set out in Sections 8.3(a) in respect of the Termination Payment represents liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, which the Purchaser will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and is not a penalty. The Company irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.

(d)	For greater certainty, the Company shall not be obligated to make more than one Termination Payment under this Section 8.3.

8.4	Effect of Termination Payment / Survival

(a)

For greater certainty, the Purchaser agrees that the Termination Payment to be received pursuant to Section 8.3 is the sole remedy in compensation or damages of the Purchaser with respect to the events giving rise to the termination of this Agreement and the resulting payment of such amounts; provided, however, that nothing contained in this Section 8.4, and no payment of any such payment, shall relieve or have the effect of relieving any Party in any way from liability for damages incurred or suffered by a Party in the event of fraud or a Willful Breach by the Company or its Subsidiary of its representations, warranties, covenants or agreements set forth in this Agreement, which breach and liability shall not be affected by termination of this Agreement or any payment of the amounts set out in Section 8.3. In no event shall the Purchaser be entitled to both specific performance to cause the Company to consummate the transactions contemplated by this Agreement and the payment of the Termination Payment. Notwithstanding the foregoing, nothing herein shall preclude a party from seeking injunctive relief to restrain any breach or threatened breach of the covenants or agreements set forth in this Agreement or otherwise to obtain specific performance of any such covenants or agreements, without the necessity of posting bond or security in connection therewith.

(b)

The representations and warranties of the Company and the Purchaser and Parent contained in this Agreement shall expire and be terminated on the earlier of the Effective Time or the termination of this Agreement and no Party shall be liable for any breach of any representation or warranty under this Agreement whether occurring prior to or after the Effective Time or the termination of this Agreement.

(c)	This Article 8 and Article 9 shall survive the completion of the Arrangement or the termination of this Agreement, in accordance with their terms, if applicable.

ARTICLE 9

GENERAL PROVISIONS

9.1	Amendment

This Agreement may not be amended except by an instrument signed by each of the Parties hereto.

9.2	Waiver

At any time prior to the termination of this Agreement pursuant to Section 8.1, any Party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other Party hereto, (b) waive compliance with any of the agreements of the other Party or with any conditions to its own obligations, or (c) waive inaccuracies in any of the other Party’s representations or warranties contained herein or in any document delivered by the other Party; provided, however, that any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party and, unless otherwise provided in the written waiver, will be limited to the specific breach or condition waived, in each case only to the extent such obligations, agreements and conditions are intended for its benefit.

9.3	Expenses

Except as otherwise expressly provided in this Agreement, the Parties agree that all out-of-pocket expenses of the Parties relating to this Agreement or the transactions contemplated hereby shall be paid by the Party incurring such expenses, irrespective of the completion of the transactions contemplated hereby.

9.4	Public Statements

The Parties shall, acting reasonably, agree on the text of any news releases to be issued in connection with the Arrangement. Except as required by applicable Laws or applicable stock exchange requirements, neither the Purchaser, Parent nor the Company shall make any public announcement or statement with respect to the Arrangement, this Agreement or the financial condition, properties, assets or liabilities of the Company without the approval of the other Party, such approval not to be unreasonably withheld or delayed, except to the extent necessary to comply with Law or applicable stock exchange requirements. Moreover, in any event, each Party agrees to give prior notice to the other of any such public announcement relating to the Arrangement or this Agreement and agrees to consult with the other prior to issuing each such public announcement. Each of the Purchaser and the Company agrees that, promptly after the entering into of this Agreement, they shall issue standalone or joint press release(s) announcing the entering into of this Agreement and the Contemplated Transactions, which press release(s) shall be satisfactory in form and substance to each of the Parties, acting reasonably. Notwithstanding the foregoing, each Party may, without approval from, notice to or consultation with the other Party, make any public statement consistent with previous public statements made jointly by the Parties (or individually, if approved by the other Party).

9.5	Notices

Any notice, consent, waiver, direction or other communication required or permitted to be given under this Agreement by a Party shall be in writing and may be given by personal delivery, email delivery or overnight courier service, in each case addressed as respectively set forth below or to such other address as any Party will have previously designated by such a notice. Any notice, consent, waiver, direction or other communication aforesaid shall be deemed to have been given and received on the date and time of personal delivery, the date and time on which email is sent or one day after it is delivered to a reputable overnight courier service, as the case may be, in each case properly addressed as provided in this Agreement and with all charges prepaid.

The address for service for each of the Parties hereto shall be as follows:

(a)	if to the Company:

Repare Therapeutics Inc.

[***]

Attention: [***]

Email:   [***]

with a copy (which does not constitute notice) to:

Stikeman Elliott LLP

[***]

Attention: [***]

Email:   [***]

and

XenoTherapeutics, Inc.

[***]

Attention: [***]

Email:   [***]

(b)	if to Parent or the Purchaser:

XOMA Royalty Corporation

[***]

Attention: [***]

Email:   [***]

with a copy (which does not constitute notice) to:

Gibson, Dunn & Crutcher LLP

[***]

Attention: [***]

Email:   [***]

9.6	Severability

If any provision, covenant or restriction of this Agreement is determined by a court of competent jurisdiction to be invalid, void, illegal or unenforceable in any respect, all other provisions, covenants and restrictions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any Party hereto. Notwithstanding anything else in this Agreement, no term or other provision herein shall require a Party to contravene applicable Law. Upon a determination that any term or other provision is invalid, void, illegal or incapable of being enforced or that a term or other provision would require a Party to contravene applicable Law, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

9.7	Obligation of Parent

Parent shall ensure that the Purchaser duly performs, satisfies and discharges on a timely basis each of the covenants, obligations and liabilities applicable to the Purchaser under this Agreement, and Parent shall be jointly and severally liable with the Purchaser for the due and timely performance and satisfaction of each of said covenants, obligations and liabilities.

9.8	No Third Party Beneficiaries

This Agreement is not intended to confer on any person other than the Parties, any rights or remedies except that Section 5.8 and 9.9 are (a) intended for the benefit of the persons specified therein as and to the extent applicable in accordance with its terms, and will be enforceable by each of such persons and his or her heirs, executors, administrators and other legal representatives and the Company will hold the rights and benefits of Section 5.8 and 9.9 in trust for and on behalf of such persons and the Company hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of such persons as directed by such persons, and (b) in addition to, and not in substitution for, any other rights that such persons may have by contract or otherwise.

9.9	No Liability

(a)

No director or officer of the Purchaser or Parent shall have any personal liability whatsoever to the Company under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Purchaser or Parent.

(b)

No director or officer of the Company or its Subsidiary shall have any personal liability whatsoever to the Purchaser or Parent under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company or its Subsidiary.

9.10	Entire Agreement

This Agreement, including, for greater certainty, the Schedules hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as provided herein or therein.

9.11	Equitable Remedies

The Parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by the Company, on the one hand, or the Purchaser or Parent on the other hand, of any of their respective covenants or obligations set forth in this Agreement, the Company, on the one hand, and the Purchaser and Parent on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each of the Parties hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by it, and to specifically enforce the terms and provisions of this Agreement, to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other Party under this Agreement without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. The Parties further agree that (a) by seeking the remedies provided for in this Section 9.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9.11 are not available or otherwise are not granted, and (b) nothing set forth in this Section 9.11 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 9.11 prior or as a condition to exercising any termination right under Article 8 (and pursuing damages after such termination), nor shall the commencement of any Proceeding restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article 8 or pursue any other remedies under this Agreement that may be available then or thereafter.

9.12	Assignment

This Agreement shall not be assigned by operation of Law or otherwise other than as expressly permitted by this Agreement. This Agreement may be assigned by the Company with the prior written consent of the Purchaser and may be assigned by the Purchaser and/or Parent with the prior written consent of the Company; provided that the Purchaser may assign all of or any part of its rights and/or obligations under this Agreement to an affiliate without the consent of the Company provided that the assignee delivers to the Company an instrument in writing executed by the assignee confirming that it is bound by the terms of this Agreement as if it were an original signatory and provided further that the Purchaser shall continue to be liable for any breach or default in performance by the assignee of this Agreement.

9.13	Governing Law and Jurisdiction

This Agreement shall be interpreted and enforced in accordance with, and the respective rights and obligations of the Parties shall be governed by, the laws of the Province of Québec and the federal laws of Canada applicable therein. Each of the Parties irrevocably and unconditionally (a) submits to the non-exclusive jurisdiction of the courts of the Province of Québec located in the judicial district of the City of Montréal over any action or proceeding arising out of or relating to this Agreement, (b) waives any objection that it might otherwise be entitled to assert to the jurisdiction of such courts and (c) agrees not to assert that such courts are not a convenient forum for the determination of any such action or proceeding.

9.14	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce more than one counterpart. The Parties shall be entitled to rely upon delivery of an executed facsimile, PDF email transmission or similar executed electronic copy of this Agreement, and such facsimile, PDF email transmission or similar executed electronic copy shall be legally effective to create a valid and binding agreement among the Parties.

9.15	Certain Assurances

(a)

XRC agrees to use its reasonable best efforts to cause Parent or Purchaser, as applicable, and, during the period between the date hereof and the Effective Date, to perform all of its agreements, covenants and obligations under this Agreement. XRC unconditionally and irrevocably guarantees to the Company the full and complete performance by Parent and Purchaser, as applicable, of its respective obligations under this Agreement including the due and punctual payment in full of any obligations of the Parent or Purchaser as and when due and payable pursuant to this Agreement. This obligation of XRC represents and absolute, present, primary, continuing and unconditional guarantee of payment and performance and not of collection. XRC hereby waives diligence, presentment, demand of performance, filing of any claim, any right to require any proceeding first against Parent or Purchaser, as applicable, protest, notice and all defenses and demands whatsoever in connection with the performance of its obligations set forth in this Section 9.15. XRC shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for any of the agreements, covenants and obligations of Parent and Purchaser, as applicable, under this Agreement. XRC’s obligations hereunder shall not be subject to any reduction, limitation, impairment, or termination for any reason (other than by indefeasible payment in performance in full thereof).

(b)

XRC hereby makes to the Company the representations and warranties set out in Schedule D to this Agreement and acknowledge that the Company is relying upon these representations and warranties in connection with entering into this Agreement. The representations and warranties of XRC contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

9.16	Language

The Parties confirm their express wish that this Agreement and the related documents be drawn up in English. Les parties confirment leur volonté expresse que cette entente ainsi que tous les documents qui s’y rattachent soient rédigés en anglais.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written, by the duly authorized representatives of the Parties hereto.

XENOTHERAPEUTICS, INC.

By:	/s/ Jon Adkins
Name: Jon Adkins
Title: President & Co-Founder

XENO ACQUISITION CORP.

By:	/s/ Jon Adkins
Name: Jon Adkins
Title: President, Secretary and Treasurer

REPARE THERAPEUTICS INC.

By:	/s/ Steve Forte
Name: Steve Forte
Title: Director, President, CEO and CFO

solely for the purposes of Section 9.15 hereof, XOMA ROYALTY CORPORATION

By:	/s/ Owen Hughes
Name: Owen Hughes
Title: Chief Executive Officer

SCHEDULE A

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER CHAPTER XVI – DIVISION II OF THE BUSINESS CORPORATIONS ACT (QUÉBEC)

ARTICLE 1

INTERPRETATION

1.1	Definitions

Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Arrangement Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):

(a)	“Affected Securities” means the Common Shares, the Incentive Securities and the Warrant.

(b)	“Affected Securityholders” means the Shareholders, the holders of Incentive Securities and the holder of the Warrant.

(c)	“AMF” means the Autorité des marchés financiers (Québec).

(d)

“Arrangement” means an arrangement under Chapter XVI – Division II of the QBCA in accordance with the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

(e)

“Arrangement Agreement” means the arrangement agreement dated as of November 14, 2025 among Parent, the Purchaser and the Company (including the Schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

(f)	“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered at the Meeting.

(g)

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement that are required by the QBCA to be sent to the Enterprise Registrar after the Final Order is made, which shall include the Plan of Arrangement and otherwise be in a form satisfactory to the Company and the Purchaser, each acting reasonably.

(h)

“Business Day” means any day, other than (i) a Saturday, Sunday or statutory holiday in the Province of Québec, and (ii) a day on which banks are generally closed in the City of Montréal, Québec, Canada, or the City of Boston, Massachusetts, United States.

(i)	“Cash Amount” means an amount equal to (i) the Closing Net Cash as of the Cash Determination Time divided by (ii) the Company Outstanding Shares.

(j)	“Cash Determination Time” means the time immediately prior to the Effective Time.

(k)	“Certificate of Arrangement” means the certificate giving effect to the Arrangement issued by the Enterprise Registrar in accordance with the QBCA in respect of the Articles of Arrangement.

(l)	“Closing Cash Calculation” has the meaning specified in the Arrangement Agreement.

(m)	“Closing Net Cash” has the meaning specified in the Arrangement Agreement.

(n)	“Common Shares” means the common shares in the capital of the Company.

(o)	“Company” means Repare Therapeutics Inc., a corporation existing under the laws of the Province of Québec.

(p)

“Company Outstanding Shares” means the total number of issued and outstanding Common Shares at the Effective Time, on a partially diluted basis taking into account the Common Shares issuable upon exercise of all Options and upon settlement of all RSUs.

(q)	“Consideration” means, per Common Share, the Cash Amount payable by the Company pursuant to the Distribution plus one CVR issuable by the Purchaser.

(r)	“Court” means the Superior Court of Québec, Commercial Division.

(s)

“CVR” means a contingent value right, which shall represent the right to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement.

(t)

“CVR Agreement” means the contingent value rights agreement to be entered into on or prior to the Effective Date by Parent, Purchaser and the Rights Agent, in substantially the form attached as Schedule F to the Arrangement Agreement.

(u)

“Depositary” means Computershare Investor Services Inc. or such other person as the Company and the Purchaser may agree to appoint to as depositary for the Common Shares in relation to the Arrangement, each acting reasonably.

(v)	“Dissent Rights” has the meaning specified in Section 3.1.

(w)

“Dissenting Shareholder” means a registered holder of Common Shares as of the Record Date who has duly and validly exercised its Dissent Rights in accordance with Section 3.1 and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.

(x)	“DRS Advice” means a direct registration statement advice.

(y)	“Effective Date” means the date on the Certificate of Arrangement.

(z)	“Effective Time” means 12:01 a.m. (Montréal Time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date.

(aa)

“Encumbrance” means any encumbrance, lien, mortgage, charge, hypothec, pledge, title retention agreement, security interest of any nature, prior claim, adverse interest, adverse claim, exception, reservation, servitude, right of occupation, any matter capable of registration against title, option, right of pre-emption, right of first refusal, privilege, other third-party interest or encumbrance of any kind or any Contract to create any of the foregoing, in each case, whether contingent or absolute.

(bb)	“Enterprise Registrar” means the enterprise registrar (Registraire des entreprises) appointed by the Minister of Employment and Social Solidarity (Québec);

(cc)	“Equity Incentive Plan” means the Repare Therapeutics Inc. 2020 Equity Incentive Plan;

(dd)	“Fair Value” means with regard to a Common Share, the fair value of such Common Share at the Effective Time (taking into consideration the Distribution).

(ee)

“Final Order” means the final order of the Court, in form and substance acceptable to both the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably).

(ff)	“Governmental Entity” means:

(i)	any domestic or foreign federal, provincial, territorial, regional, state, municipal or other government, governmental department, quasi-government, administrative, judicial or regulatory authority (including any Securities Authorities), agency, minister or ministry, board, body, bureau, commission (including any securities commission), instrumentality court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing;

(ii)	any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court;

(iii)	any stock exchange; or

(iv)	any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing entities established to perform a duty or function on its behalf.

(gg)	“Incentive Securities” means the Options and the RSUs.

(hh)

“Incentive Securities Cash Balance” means the balance of the aggregate Cash Amount allocated to the holders of Incentive Securities following the payments made pursuant to both Section 2.3(b) and Section 2.3(c).

(ii)	“Incentive Securities Consideration” means, per Incentive Security, the Cash Amount plus one (1) CVR issuable by the Purchaser.

(jj)

“Interim Order” means the interim order of the Court, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably.

(kk)

“Laws” means, with respect to any person, property, transaction, event or other matter, any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity, rule, municipal by-law or Order relating or applicable to such person, property, transaction, event or other matter.

(ll)	“Letter of Transmittal” means the letter of transmittal to be sent by the Company to Shareholders in connection with the Arrangement.

(mm)

“Meeting” means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution.

(nn)	“Option Plan” means the Repare Therapeutics Inc. Amended and Restated Option Plan.

(oo)	“Options” means outstanding options to acquire Common Shares under the Option Plan or the Equity Incentive Plan, as applicable.

(pp)	“Parties” means the Company, Parent and the Purchaser and “Party” means any one of them.

(qq)

“person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

(rr)

“Plan of Arrangement” means this plan of arrangement and any amendments or variations made in accordance with the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

(ss)

“Purchaser” means Xeno Acquisition Corp., a corporation existing under the laws of Delaware, or, in accordance with Section 9.12 of the Arrangement Agreement, any of its successors or permitted assigns.

(tt)	“QBCA” means the Business Corporations Act (Québec).

(uu)	“Record Date” means the record date for determining Shareholders entitled to vote at the Meeting.

(vv)	“RSUs” means the restricted share units issued under the Equity Incentive Plan.

(ww)	“SEC” means the U.S. Securities and Exchange Commission.

(xx)	“Securities Authorities” means, collectively, the AMF and the SEC;

(yy)	“Securityholders” means the Shareholders and the holders of Incentive Securities;

(zz)	“Shareholders” means the holders of Common Shares.

(aaa)	“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder.

(bbb)	“Warrant” means that certain warrant of the Company to purchase up to 35,000 Common Shares dated November 7, 2024 issued to ASTR Partners LLC and evidenced by warrant certificate CSW-#1.

1.2	Certain Rules of Interpretation

In this Plan of Arrangement, unless otherwise specified:

(a)	references to “herein”, “hereby”, “hereunder”, “hereof” and similar expressions are references to this Agreement and not to any particular Section of or Schedule to this Agreement;

(b)	references to an “Article,” “Section” or a “Schedule” are references to an Article, Section of or Schedule to this Agreement;

(c)	words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders;

(d)	the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof;

(e)

references to any legislation or to any provision of any legislation shall include any legislative provision substituted therefor and all regulations, resolutions, rules and interpretations issued thereunder or pursuant thereto, in each case as the same may have been or may hereafter be amended or re-enacted from time-to-time unless stated otherwise;

(f)

references to any agreement or document shall be to such agreement or document (together with all schedules and exhibits thereto), as it may have been or may hereafter be amended, supplemented, replaced or restated from time-to-time;

(g)	wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation”, respectively;

(h)	the words “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”;

(i)	time is of the essence in the performance of the Parties’ respective obligations; and

(j)

unless otherwise specified, time periods within or following which any payment is to be made or act is to be done, shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

ARTICLE 2

THE ARRANGEMENT

2.1	Arrangement Agreement

This Plan of Arrangement is made pursuant to, and is subject to the provisions of and forms part of the Arrangement Agreement, and constitutes an arrangement under Chapter XVI – Division II of the QBCA.

2.2	Binding Effect

This Plan of Arrangement and the Arrangement, upon the filing of the Articles of Arrangement and the issuance of the Certificate of Arrangement, will become effective and be binding on the Company, Parent, the Purchaser, all registered and beneficial Shareholders (including Dissenting Shareholders), holders of Incentive Securities, the holder of the Warrant, the registrar and transfer agent of the Company, the Depositary and all other applicable persons, at and after the Effective Time, in each case without any further act or formality required on the part of any person. The Certificate of Arrangement shall be conclusive evidence that this Plan of Arrangement has become effective and that each of the provisions of Section 2.3 has become effective in the sequence set out therein.

2.3	Arrangement

Commencing at the Effective Time, each of the following events shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case, effective as at five-minute intervals starting at the Effective Time, except as indicated otherwise:

(a)

the Company shall reduce its issued share capital maintained in respect of the Common Shares by an aggregate amount equal to the aggregate Cash Amount payable to the Shareholders plus the Incentive Securities Cash Balance and distribute to the Shareholders an amount per Common Share equal to the sum of (i) the Cash Amount, plus (ii) (A) the Incentive Securities Cash Balance divided by (B) the number of issued and outstanding Common Shares as at immediately prior to the Effective Time;

(b)

concurrently with step (a) above, each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Equity Incentive Plan or the Option Plan governing such Option or any award or similar agreement pursuant to which any Options were granted or awarded, as applicable, be deemed to be unconditionally vested and exercisable and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, with such amount to be paid to the applicable holders in accordance with Section 4.1(d), and (ii) one CVR, and such Option shall immediately be cancelled and all of the Company’s obligations with respect to each such Option shall be deemed to be fully satisfied. For greater certainty, where the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Incentive Securities Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment therefor;

(c)

concurrently with step (a) above, each RSU outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Equity Incentive Plan governing such RSU or any award or similar agreement pursuant to which any RSUs were granted or awarded, as applicable, be deemed to be unconditionally vested and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for (i) an amount in cash from the Company equal to the Cash Amount, with such amount to be paid to the applicable holders in accordance with Section 4.1(d), and (ii) one CVR, and such RSU shall immediately be cancelled and all of the Company’s obligations with respect to each such RSU shall be deemed to be fully satisfied;

(d)

concurrently with step (a) above, (i) each holder of Incentive Securities shall cease to be a holder of such Incentive Securities, (ii) such holder’s name shall be removed from each applicable register, (iii) the Equity Incentive Plan, Option Plan and any and all award or similar agreements relating to the Incentive Securities shall be terminated and shall be of no further force and effect, and (iv) such holder shall cease to have any rights as a holder in respect of such Incentive Securities and thereafter have only the right to receive the Incentive Securities Consideration to which they are entitled pursuant to Section 2.3(b) and Section 2.3(c), as applicable, at the time and in the manner specified in Section 2.3(b), Section 2.3(c) and Section 4.1, as applicable;

(e)

concurrently with step (a) above, the Warrant outstanding immediately prior to the Effective Time shall, notwithstanding the terms of such Warrant and any subscription or similar agreement pursuant to which such Warrant was issued, be deemed to be transferred and surrendered by such holder to the Company, and such Warrant shall immediately be cancelled and all of the Company’s obligations with respect to such Warrant shall be deemed to be fully satisfied. For greater certainty, because the exercise price in respect of such Warrant is greater than the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Warrant the Consideration or any other amount in respect of such Warrant, and such Warrant shall be immediately cancelled and surrendered for no consideration. In addition, (i) the former holder of the Warrant shall cease to be a holder of such Warrant, (ii) such holder’s name shall be removed from the register of Warrants, (iii) the Warrant agreement and any and all subscription or similar agreements relating to the Warrant shall be terminated and shall be of no further force and effect; and (iv) such holder shall cease to have any rights as a holder in respect of such Warrant;

(f)

each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be deemed to have been transferred (free and clear of all Encumbrances), without any further act or formality by or on behalf of any Dissenting Shareholder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3, and:

(i)

such Dissenting Shareholder shall cease to be the registered holder of such Common Share and to have any rights as a Shareholder other than the right to be paid the Fair Value by the Purchaser for such Common Share set out in Section 3.1;

(ii)	such Dissenting Shareholder’s name shall be removed as the registered holder of Common Shares from the applicable register of Shareholders maintained by or on behalf of the Company; and

(iii)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company;

(g)

each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under Section 2.3(f), the Purchaser or any affiliate of the Purchaser) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the issuance by the Purchaser of one CVR per Common Share, and:

(i)	each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid one CVR per Common Share;

(ii)	the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company; and

(iii)

the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company; and

(h)

the exchanges and cancellations provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

ARTICLE 3

RIGHTS OF DISSENT

3.1	Rights of Dissent

Each registered holder of Common Shares as of the Record Date may exercise dissent rights with respect to all Common Shares held by such holder (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Chapter XIV – Division I of the QBCA, as modified by this Section 3.1, the Interim Order and any other order of the Court, provided that, as a condition precedent to the exercise of Dissent Rights and notwithstanding Section 376 of the QBCA, the written notice setting forth such a registered Shareholder’s objection to the Arrangement Resolution and exercise of Dissent Rights must be received by the Company not later than 5:00 p.m. (Montréal time) two Business Days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time). Each Dissenting Shareholder that duly exercises such holder’s Dissent Rights shall, notwithstanding anything to the contrary in Section 376 of the QBCA, be deemed to have transferred the Common Shares held by such holder and in respect of which Dissent Rights have been validly exercised to the Purchaser free and clear of all Encumbrances (other than the right to be paid Fair Value for such Common Shares as set out in this Section 3.1), as provided in Section 2.3(f) and if they:

(a)

ultimately are entitled to be paid Fair Value for such Common Shares: (i) shall be deemed to have participated in the transactions in Section 2.3(a) and Section 2.3(f) (but not to have participated in the transaction in Section 2.3(g)); (ii) will be entitled to be paid the Fair Value of such Common Shares by the Purchaser, less any applicable withholdings pursuant to Section 4.3, which Fair Value, notwithstanding anything to the contrary contained in the QBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any other payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Common Shares; or

(b)

ultimately are not entitled, for any reason, to be paid Fair Value for such Common Shares, shall be deemed to have participated in the Arrangement on the same basis as a Shareholder that is not a Dissenting Shareholder and shall be entitled to receive only the consideration contemplated by Section 2.3(a) and Section 2.3(g) hereof that such Dissenting Shareholder would have received pursuant to the Arrangement if such Dissenting Shareholder had not exercised its Dissent Rights.

3.2	Recognition of Dissenting Shareholders

(a)

In no circumstances shall the Purchaser, the Company or any other person be required to recognize a person exercising Dissent Rights in respect of any Common Shares unless such person is the registered holder of those Common Shares as of the Record Date and as of the deadline for exercising Dissent Rights in respect of which such rights are sought to be exercised.

(b)

For greater certainty, in no case shall the Purchaser, the Company or any other person be required to recognize Dissenting Shareholders as holders of Common Shares in respect of which Dissent Rights have been validly exercised after the completion of the transfer under Section 2.3(g), and the names of such Dissenting Shareholders shall be removed from the Company’s central securities register in respect of those Common Shares in respect which Dissent Rights have been validly exercised at the same time as the event described in Section 2.3(g) occurs.

(c)

In addition to any other restrictions under Chapter XIV – Division I of the QBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Incentive Securities, (ii) the holder of the Warrant, and (ii) holders of Common Shares who vote or have instructed a proxyholder to vote such Common Shares in favour of the Arrangement Resolution.

ARTICLE 4

CERTIFICATES AND PAYMENTS

4.1	Payment and Delivery of Consideration

(a)

The Company shall, following receipt of the Final Order and final agreement on the Closing Cash Calculation, and at least one Business Day prior to the Effective Date, provide or cause to be provided to, the Depositary sufficient funds to satisfy the aggregate Cash Amount and Incentive Securities Cash Balance payable to the Shareholders pursuant to this Plan of Arrangement, which funds shall be held by the Depositary in escrow as agent and nominee for such Shareholders (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably).

(b)

The Purchaser shall, following receipt of the Final Order, and at least one Business Day prior to the Effective Date, provide or cause to be provided to the Depositary CVRs to satisfy the aggregate number of CVRs payable in accordance herewith, which CVRs shall be held by the Depositary in escrow as agent and nominee for such Securityholders (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably).

(c)

Upon surrender to the Depositary for cancellation of a certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(f) or Section 2.3(g), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, such Shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder, (i) the cash payment which such holder has the right to receive under the Plan of Arrangement for such Common Shares, without interest, less any amounts withheld pursuant to Section 4.3, and any certificate or DRS Advice so surrendered shall forthwith be cancelled; and (ii) the number of CVRs which such Shareholder has the right to receive under the Plan of Arrangement for such Common Shares.

(d)

As soon as practicable after the Effective Time, the Purchaser shall cause the Company or its Subsidiary (as applicable) to deliver to each former holder of Incentive Securities, (i) the Cash Amount, if any, net of applicable withholdings pursuant to Section 4.3 (and in the case of Options, net of the applicable exercise price thereof), that such holder is entitled to receive under this Plan of Arrangement, either (A) pursuant to the normal payroll practices and procedures of the Company or its Subsidiary, or (B) in the event that payment pursuant to the normal payroll practices and procedures of the Company or its Subsidiary is not applicable to or practicable for any such holder, by cheque (delivered to the address of such holder of Incentive Securities, as reflected on the register maintained by or on behalf of the Company in respect of Incentive Securities) or such other means as the Company may elect and (ii) the number of CVRs which such former holder of Incentive Securities has the right to receive under the Plan of Arrangement for such Incentive Securities. Notwithstanding that amounts under this Plan of Arrangement are calculated in U.S. dollars, the Company is entitled to make the payments contemplated in this Section 4.1(d) in the applicable currency in respect of which the Company customarily makes payment to such holder by using the applicable Bank of Canada daily exchange rate in effect on the Business Day immediately preceding the date of payment to such holder.

(e)

Until surrendered as contemplated by this Section 4.1, each certificate or DRS Advice that immediately prior to the Effective Time represented Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn), shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration which the holder is entitled to receive pursuant to this Section 4.1, less any amounts withheld pursuant to Section 4.3. Any such certificate or DRS Advice formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former Shareholder of any kind or nature against or in the Company or the Purchaser. On such date, all Consideration to which such former Shareholder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

(f)

Any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Time, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable Cash Amount and pro rata share of the Incentive Securities Cash Balance pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser for no consideration.

(g)

No Affected Securityholder shall be entitled (following the completion of the Plan of Arrangement) to receive any consideration with respect to such Affected Securities other than the cash payment, if any, which such holder is entitled to receive in accordance with Section 2.3 and this Section 4.1 and, for greater certainty, no such holder shall be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than, in respect of Common Shares, the Distribution and any declared but unpaid dividends with a record date prior to the Effective Date. Other than the Distribution, no distribution (including any dividend) declared or made after the Effective Time with respect to any securities of the Company with a record date on or after the Effective Date shall be delivered to the holder of any unsurrendered certificate or DRS Advice which, immediately prior to the Effective Date, represented outstanding Common Shares that were transferred pursuant to Section 2.3.

4.2	Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will pay in exchange for such lost, stolen or destroyed certificate, the cash payment that such Shareholder has the right to receive in accordance with Section 2.3 and such Shareholder’s Letter of Transmittal. When authorizing such exchange for any lost, stolen or destroyed certificate, the person to whom such cash payment is to be delivered shall, as a condition precedent to the delivery of such cash payment, give a bond satisfactory to the Purchaser and the Depositary (each acting reasonably) in such sum as the Purchaser may direct (acting reasonably), or otherwise indemnify the Purchaser and the Depositary in a manner satisfactory to the Purchaser and the Depositary (acting reasonably) against any claim that may be made against the Purchaser or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.

4.3	Withholding Rights

Notwithstanding anything to the contrary in the Arrangement Agreement, this Plan of Arrangement or the CVR Agreement, each Party, the Depositary, their respective affiliates, or any other person that makes a payment under the Arrangement Agreement, this Plan of Arrangement or the CVR Agreement, as applicable, shall be entitled to deduct and withhold from any Consideration or other amount payable or otherwise deliverable to any person, including Shareholders exercising Dissent Rights, former Shareholders and holders of Incentive

Securities, pursuant to the Arrangement Agreement, this Plan of Arrangement, or the CVR Agreement such Tax or other amounts as the applicable payor determines, acting reasonably, are required to be deducted and withheld therefrom in accordance with the Tax Act or any other provisions of any applicable Laws or the administrative practice of any Governmental Entity. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under the Arrangement Agreement this Plan of Arrangement or the CVR Agreement as having been paid to the person in respect of which such deduction or withholding was made. Any such deducted or withheld amounts shall be remitted to the appropriate Governmental Entity as required by applicable Law.

4.4	No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Encumbrances or other claims of third parties of any kind.

4.5	Calculations

All aggregate amounts of cash consideration to be received under this Plan of Arrangement will be calculated to the nearest cent ($0.01). All calculations and determinations made in good faith by the Purchaser, the Company or its Subsidiary, or the Depositary, as applicable, for the purposes of this Plan of Arrangement shall be conclusive, final and binding.

ARTICLE 5

AMENDMENTS

5.1	Amendments to Plan of Arrangement

(a)

The Company and the Purchaser may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Purchaser and the Company (subject to the Arrangement Agreement), each acting reasonably, (iii) be filed with the Court and, if made following the Meeting, approved by the Court, and (iv) be communicated to Shareholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Meeting (provided that the Purchaser or the Company (subject to the Arrangement Agreement), as applicable, shall have consented thereto in writing) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Shareholders in the manner directed by the Court.

(d)	The Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 6

PARAMOUNTCY

From and after the Effective Time (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, Incentive Securities and the Warrant, (b) the rights and obligations of registered and beneficial holders of Common Shares (including Dissenting Shareholders), Incentive Securities and the Warrant, and the Company, the Purchaser, the Depositary and any trustee or registrar and transfer agent for the Common Shares, Incentive Securities and the Warrant, shall be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, Incentive Securities and the Warrant shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 7

FURTHER ASSURANCES

7.1	Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

SCHEDULE B

ARRANGEMENT RESOLUTION

BE IT RESOLVED THAT:

(a)

The arrangement (the “Arrangement”) under Chapter XVI – Division II of the Business Corporations Act (Québec) (the “QBCA”) of Repare Therapeutics Inc. (the “Company”), pursuant to the arrangement agreement (as it may from time to time be amended, modified or supplemented, the “Arrangement Agreement”) between the Company, XenoTherapeutics, Inc., Xeno Acquisition Corp. and Xoma Royalty Corporation dated November 14, 2025, all as more particularly described and set forth in the management information circular of the Company dated •, 2025 (the “Circular”) and as it may from time to time be amended, modified or supplemented in accordance with the Arrangement Agreement, is hereby authorized, approved and adopted.

(b)

The plan of arrangement (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement and its terms, the “Plan of Arrangement”), the full text of which is set out as Appendix • to the Circular, is hereby authorized, approved and adopted.

(c)

The (i) Arrangement Agreement and all transactions contemplated therein, (ii) actions of the directors of the Company in approving the Arrangement Agreement, and (iii) actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, and causing the performance by the Company of its obligations thereunder, are hereby ratified and approved.

(d)

The Company is hereby authorized to apply for a final order from the Superior Court of Québec (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended).

(e)

Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of the Company or that the Arrangement has been approved by Court, the directors of the Company are hereby authorized and empowered, at their discretion, without notice to or approval of the shareholders of the Company, (i) to amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted thereby, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

(f)

Any director or officer of the Company is hereby authorized and directed for and on behalf of the Company to make or cause to be made an application to the Court for an order approving the Arrangement and to deliver or file all such other documents and instruments as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement or any such other document or instrument.

(g)

Any director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute and deliver or cause to be executed and delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

SCHEDULE C

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND PARENT

1.	Organization

Each of the Purchaser and Parent is duly incorporated and is a company validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power, authority and legal capacity to own or to hold the Common Shares and to complete the transactions to be completed by it as contemplated in this Agreement. The Purchaser is duly registered, qualified or otherwise authorized to do business in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such registration, qualification or authorization necessary, except where the failure to be so registered or in good standing would not reasonably be expected to prevent or materially impede the ability of the Purchaser to consummate the Contemplated Transactions.

2.	Authority

Each of the Purchaser and Parent has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of the Purchaser and Parent and is a valid and binding agreement of the Purchaser and Parent enforceable against each of them by the Company in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws and to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. No other corporate proceedings of the Purchaser or Parent are necessary to authorize the execution, delivery and performance of this Agreement or the completion of the transactions contemplated hereby.

3.	No Violation

(a)

The execution and delivery by the Purchaser and Parent of this Agreement and the performance by each of the Purchaser and Parent of its obligations under this Agreement and the acquisition of Common Shares pursuant to the Arrangement, will not result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provision of:

(i)	the Purchaser’s or Parent’s Constating Documents;

(ii)

any applicable Laws, except to the extent that the violation or breach of, or default under, any applicable Laws, would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the ability of the Purchaser or Parent to perform its obligations under this Agreement; or

(iii)	any Order.

(b)

The execution and delivery by the Purchaser of this Agreement and the performance of its obligations hereunder and the consummation by the Purchaser of the Arrangement and the transactions contemplated hereby do not require any Authorization or other action by or in respect of, or filing with or notification to, any Governmental Entity by the Purchaser other than (i) the Regulatory Approvals; (ii) the Interim Order and the Final Order; (iii) filings under the QBCA in respect of the Arrangement; and (iv) any Authorizations which, if not obtained, or any other actions by or in respect of, or filings with, or notifications to, any Governmental Entity which, if not taken or made, would not be reasonably be expected to, individually or in the aggregate, prevent or materially impede the ability of the Purchaser to consummate the Contemplated Transactions.

4.	Residency

The Purchaser is a non-resident of Canada for the purposes of the Tax Act.

5.	Regulatory Matters

As calculated in accordance with the Competition Act (Canada) and the regulations thereto, the Purchaser and its affiliates (as that term is defined in the Competition Act (Canada)) have assets in Canada with a book value of less than $200 million and generate annual gross revenues from sales in, from or into Canada of less than $200 million.

6.	Litigation

There are no material investigations, actions, suits or proceedings at Law or in equity or by or before any Governmental Entity now pending against or affecting the Purchaser (or its properties or assets) reasonably likely to prevent or materially delay consummation of the Contemplated Transactions.

7.	Compliance with Laws

The Purchaser is in compliance with all applicable Laws, except for non-compliances which would not reasonably be expected to prevent or materially delay the completion of the Arrangement by the Purchaser.

8.	Sufficient Funds

The Purchaser has (or has available to it), and will have as of the Effective Time sufficient cash available to pay all amounts to be paid by the Purchaser in connection with this agreement, including the Purchaser’s costs and expenses on the terms and conditions contained in this Agreement, and there is not, nor will there be, any restriction on the use of such cash or cash equivalents for such purpose. In no event shall the receipt or availability of any funds or financing by or to Purchaser or any of their respective affiliates or any other financing transaction be a condition to any of the obligations of Purchaser hereunder.

C-2

SCHEDULE D

REPRESENTATIONS AND WARRANTIES OF XRC

9.	Organization

XRC is duly incorporated and is a company validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power, authority and legal capacity to own or to complete the transactions to be completed by it as contemplated in this Agreement.

10.	Authority

XRC has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by XRC and is a valid and binding agreement of XRC enforceable against it by the Company in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws and to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. No other corporate proceedings of XRC are necessary to authorize the execution, delivery and performance of this Agreement or the completion of the transactions contemplated hereby.

11.	No Violation

(a)

The execution and delivery by XRC of this Agreement and the performance by XRC of its obligations under this Agreement will not result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provision of:

(i)	XRC’s Constating Documents;

(ii)

any applicable Laws, except to the extent that the violation or breach of, or default under, any applicable Laws, would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the ability of XRC to perform its obligations under this Agreement; or

(iii)	any Order.

12.	Residency

XRC is resident in the jurisdiction set out on the first page of this Agreement.

SCHEDULE E

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

1.	Organization

Company and its Subsidiary are each a corporation duly incorporated or continued, as applicable, and validly existing and in good standing under the laws of the jurisdiction of its governing jurisdiction. The Company and its Subsidiary each have full corporate power and capacity to own and lease its property and to carry on its business. The Company and its Subsidiary are each duly qualified, licensed or registered to carry on business in the jurisdictions in which it carries on business and owns property where so required by the laws of such jurisdictions and is not otherwise precluded from carrying on business or owning property in such jurisdictions by any other commitment, agreement, or document. True and complete copies of the Constating Documents of the Company and its Subsidiary have been disclosed to the Purchaser and no action has been taken to amend or supersede such documents.

2.	Capitalization

(a)

The Company is authorized to (i) issue an unlimited number of Common Shares, of which 42,985,755 Common Shares are issued and outstanding as of the date hereof and (ii) an unlimited number of preferred shares, issuable in series, none of which are issued and outstanding as of the date hereof. All of the issued and outstanding Common Shares are fully paid and non-assessable and have been duly and validly authorized and issued. As of the date hereof, there were (A) 9,597,847 Common Shares issuable upon the exercise of outstanding Options under the Equity Incentive Plan and the Option Plan, (B) 236,473 Common Shares issuable on settlement of outstanding RSUs, and (C) 35,000 Common Shares issuable upon the exercise of the Warrant. No other securities of the Company are issued and outstanding other than the Common Shares and the Convertible Securities referred to in this paragraph 2(a). The Company has provided to the Purchaser, for all of the outstanding Incentive Securities, a true and complete list setting out the name of each holder of an Incentive Security, the number of Incentive Securities held by such person and the exercise price (as applicable), date of grant, vesting schedule and expiry date of each such Incentive Security, as well as a true and complete copy of the Equity Incentive Plan and the Option Plan.

(b)

All outstanding Common Shares and the Common Shares to be issued on the exercise or settlement of Incentive Securities and the Warrant have been duly authorized. The outstanding Common Shares are, and the Common Shares to be issued on the exercise of Incentive Securities and the Warrant will be when issued, validly issued and outstanding as fully paid and non-assessable shares.

(c)

Except as set forth in Schedule 2(c) to the Disclosure Letter, there are no outstanding bonds, debentures or other evidence of indebtedness of the Company or any Subsidiary of the Company having the right to vote (or that are convertible for or exercisable into securities having the right to vote) with the holders of the Common Shares on any matter. There are no outstanding obligations of the Company or any Subsidiary of the Company to repurchase, redeem or otherwise acquire any outstanding Common Shares or with respect to the voting or disposition of any outstanding securities of the Company or any Subsidiary of the Company.

(d)

Except as set forth in Schedule 2(d) to the Disclosure Letter, no holder of securities issued by the Company or any Subsidiary of the Company has any right to compel the Company to register or otherwise qualify securities for public sale in Canada, the United States or elsewhere.

(e)

The rights, privileges, restrictions and conditions attached to the Common Shares of the Company are as set out in the articles of incorporation of the Company together with any amendments thereto or replacements thereof.

(f)

Except as set out in Schedule 2(f) to the Disclosure Letter, no Shareholder has any existing participation right or pre-emptive right or right of first refusal in respect of the allotment and issuance of any unissued or other shares of the Company.

3.	Authority

The Company has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company by the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. No other corporate proceedings are necessary to authorize the execution, delivery and performance of this Agreement or the completion of the transactions contemplated hereby, other than the Required Shareholder Approval, the Interim Order and the Final Order.

4.	No Violation

(a)	The execution and delivery by the Company of this Agreement and the performance by it of its obligations under this Agreement and the acquisition of Common Shares pursuant to the Arrangement will not:

(i)

result (with or without notice or the passage of time) in a material violation or breach of or constitute a default under, require an Authorization to be obtained under or give rise to any third party right of termination, amendment, cancellation, acceleration, penalty or payment obligation or right of purchase or sale or pre-emptive or participation right under, any provision of:

(A)	its or its Subsidiary’s Constating Documents;

(B)	the Material Contracts;

(C)	any applicable Laws;

(D)	any note, bond, mortgage, indenture, instrument, Contract, agreement, lease, Authorization or government grant or license to which the Company or its Subsidiary is party or by which it is bound; or

(E)	any Order;

(ii)

give rise to any right of termination, amendment, acceleration or cancellation of indebtedness of the Company or any Subsidiary of the Company, or cause any credit available to the Company or any Subsidiary of the Company which is material to the Company and the Subsidiary of the Company, taken as a whole, to cease to be available, or cause any security interest in any assets of the Company or the Subsidiary of the Company to become enforceable or realizable;

(iii)

give rise to any or other change of any right or obligation or the loss of any benefit to which the Company or the Subsidiary is entitled (including by triggering any rights of first refusal or first offer, change in control provision or other restriction or limitation) under any such note, bond, mortgage, indenture, Contract, agreement, lease, Authorization or government grant or license; or

(iv)	result in the imposition of any Encumbrance upon any assets of the Company or the Subsidiary.

(b)

No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained by the Company in connection with the consummation of the Contemplated Transactions or the Distribution other than those which are expressly contemplated by the Plan of Arrangement and this Agreement and except as would not, individually or in the aggregate, reasonably be expected to be material to the Company or be reasonably likely to materially delay the consummation of the Contemplated Transactions.

(c)	To the knowledge of the Company, there are no pending changes to applicable Laws or governmental position that could reasonably be expected to materially affect the Discontinuance.

5.	Subsidiaries

The Company has no subsidiaries and no direct or indirect interest in any other corporation, association, incorporated joint venture or other entity, other than the Subsidiary. The Company owns, directly or indirectly, as sole registered and beneficial owner, all of the outstanding shares of the Subsidiary, all of which are validly issued, fully paid, non-assessable and are beneficially owned by the Company free and clear of any Encumbrances and no such shares or interests have been issued in violation of any pre-emptive or similar rights or any applicable Laws. No person holds any securities convertible into or exchangeable for any shares of the Subsidiary or has any Contract, agreement, entitlement, understanding, commitment, warrant, option or right (contingent or otherwise) for the purchase or other acquisition of any unissued shares, other securities or other ownership interest, legal or beneficial, of the Company or the Subsidiary, and other than in respect of Common Shares issuable upon exercise or settlement, as applicable, of the Incentive Securities and the Warrant, the conversion of indebtedness or the exercise or conversion of Convertible Securities (each as referred to in paragraph 2 above). There are no outstanding or authorized equity appreciation, contingent value, phantom equity, profit participation, or similar rights with respect to the Subsidiary. There are no voting trusts, proxies, or other Contracts with respect to the voting of the ownership interests of the Subsidiary.

6.	Corporate Records

The corporate records and minute books of the Company and its Subsidiary, which have been made available to the Purchaser, are complete and true and correct in all material respects and such minute books contain copies of minutes of all meetings of the directors, committees of directors and holders of Common Shares and of all written resolutions of such directors, committees and holders of Common Shares, other than minutes of meetings which are in draft form.

7.	Public Filings

The Company has timely filed all documents or information required to be filed by it under applicable Securities Laws and by Nasdaq except as the lack of a timely filing has not or would not, individually or in the aggregate reasonably be expected to be, individually or in the aggregate, material pursuant to applicable Securities Laws. All of the Company Public Documents, as of their respective dates (and as of the dates of any amendments thereto), complied as to both form and content in all material respects with the requirements of applicable Securities Laws and did not contain any Misrepresentation or were amended on a timely basis to correct Misrepresentations or deficiencies identified by securities commissions or Securities Authorities. All of the Company Public Documents are publicly available on SEDAR+ and EDGAR. The Company has not filed any confidential material change report with any Securities Authority that at the date hereof remains confidential. Other than in respect of the transactions contemplated by this Agreement, there is no material fact concerning the Company which has not been disclosed in the Company Public Documents filed and available on SEDAR+ and EDGAR on or before the date hereof.

8.	Financial Statements

The Financial Statements have been, and all financial statements of the Company that are publicly filed prior to the Effective Time will be, prepared in accordance with GAAP throughout and complied in all material respects, as of their respective dates of filing, with the applicable published rules and regulations of the Nasdaq and under applicable Securities Laws with respect thereto, and the Financial Statements, together with the applicable certifications filed by the Company in connection with the Financial Statements in accordance with Securities Laws, present fairly, in all respects, the financial condition of the Company and the Subsidiary for the applicable periods then ended. Such financial statements as of the respective dates thereof reflect appropriate and adequate reserves in accordance with GAAP in respect of contingent liabilities, if any, of the Company and the Subsidiary. The Company does not intend to correct or restate, nor, to the knowledge of the Company, is there any basis for any correction or restatement of any aspect of the Financial Statements.

9.	Off-Balance Sheet Financing

Except as set forth in Schedule 9 of the Disclosure Letter, there are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of the Company with unconsolidated entities or other persons.

10.	Independence of Auditors

The auditors of the Company are independent public accountants as required under Canadian Securities Laws. There has not been a “reportable event” (within the meaning of applicable Securities Laws) with the present or any former auditor of the Company.

11.	Liabilities and Indebtedness

(a)

Except as disclosed in the Company Public Documents, neither the Company nor any Subsidiary of the Company has any material liabilities or obligations of any nature (whether indirect or direct, accrued, absolute, contingent or otherwise), or any obligation to issue any debt securities, or guarantee, endorse or otherwise become responsible for, the obligations of any other person, other than any such liabilities or obligations incurred in connection with the Discontinuance since September 30, 2025 or pursuant to the terms of this Agreement.

(b)

Except as disclosed in Schedule 11 to the Disclosure Letter, the Company is not party to or bound by or subject to: (i) any bond, debenture, promissory note, credit facility or other similar Contract evidencing indebtedness or potential indebtedness for borrowed money; or (ii) any Contract, whether written or oral, to create, assume or issue any of the foregoing.

12.	Brokerage Fees

(a)

Except for the Financial Advisor, whose fees, commission and expenses are the sole responsibility of the Company, and which have been disclosed to the Purchaser, the Company has not retained nor will it retain any financial advisory, broker, agent or finder or paid or agreed to pay any financial advisory, broker, agent or finder on account of this Agreement or any transaction contemplated hereby. Other than the foregoing, the Company has not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finders’ fees, agents’ commission or other similar forms of compensation with respect to the transactions contemplated by this Agreement.

(b)	The Company has delivered to the Purchaser true and correct copies of all agreements between the Company and the Financial Advisor.

13.	Books and Records

(a)	The financial books, records and accounts of the Company and its Subsidiary, in all material respects:

(i)	have been maintained in accordance with GAAP;

(ii)	are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiary as at the respective dates thereof; and

(iii)	accurately and fairly reflect the basis for the financial statements of the Company at the relevant time.

(b)	Neither the Company nor any Subsidiary of the Company has maintained or maintains any slush fund, off-book account, or unrecorded transactions.

14.	Absence of Certain Changes or Events

(a)

Since September 30, 2025, except as disclosed in the Company Public Documents and except as set forth in Schedule 14 to the Disclosure Letter, other than in connection with the Discontinuance, the Company has not:

(i)

paid or satisfied any material obligation or liability, absolute or contingent, other than current liabilities or obligations disclosed in the Financial Statements and in connection with the Discontinuance;

(ii)

declared, set aside or paid any dividend, redeemed or repurchased any outstanding shares, or made any distribution of its properties or assets to its Shareholders, other than salaries, fees and other compensation paid in each case in connection with the Discontinuance;

(iii)	suffered a loss, destruction or damage to any of its assets, whether or not insured, that is material to the Company;

(iv)	authorized or agreed to any change in the terms and conditions of employment of its personnel, including any Employee Plan, other than changes disclosed to the Purchaser in writing;

(v)	entered into any collective bargaining agreement or Contract with any employee association, trade union, labour organization or similar entity;

(vi)	waived or cancelled any right, claim or debt owed to it;

(vii)	transferred, assigned, sold or otherwise disposed of any of its assets exceeding $1,000,000 in value in the aggregate;

(viii)

incurred or assumed or guaranteed any liability, obligation or expenditure of any nature, absolute or contingent, other than liabilities incurred in connection with the Discontinuance and in an amount less than $1,000,000 in the aggregate;

(ix)

committed to make or perform any capital expenditures or maintenance or repair projects, except for capital expenditures or maintenance or repair projects incurred in connection with the Discontinuance with a value not greater than $1,000,000 in the aggregate;

(x)	entered into any commitment or transaction not in connection with the Discontinuance;

(xi)	entered into or authorized or agreed to any material changes in any Material Contract;

(xii)	entered into any Contract with a Related Party;

(xiii)	made or agreed to make any bonus or profit-sharing distribution or similar payment of any kind, other than bonuses to employees in connection with the Discontinuance;

(xiv)	arranged any debt financing or incurred or materially increased its indebtedness for borrowed money;

(xv)	made any change in any method of accounting or auditing practice except as disclosed in the Financial Statements;

(xvi)

hypothecated, pledged, subjected to an Encumbrance, granted a security interest in or otherwise encumbered any of its material assets whether tangible or intangible other than in connection with the Discontinuance;

(xvii)	made any material gift of money or of any property or assets to any individual or person; or

(xviii)	authorized, agreed or otherwise become committed to do any of the foregoing.

15.	Derivative Transactions

Neither the Company nor its Subsidiary has any material obligations or liabilities, direct or indirect, vested or contingent in respect of any streaming transactions, rate swap transactions, basis swaps, forward rate transactions, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cross-currency rate swap transactions or currency options or other similar transactions (including any option with respect to any such transactions) or any combination of such transactions.

16.	Employment and Consultant Matters

(a)	The Company and its Subsidiary have been and are in material compliance with all written employment, consulting or management services Contract to which it or its Subsidiary is a party.

(b)

Neither the Company nor its Subsidiary is bound by or a party to any collective bargaining agreement or other written Contract with an employee association, trade union, labour organization or similar entity. No employee association, trade union, labour organization or similar entity holds bargaining rights with respect to any employees of the Company by way of certification, interim certification, voluntary recognition, or succession rights, or has applied or, to the knowledge of the Company, threatened to apply to be certified as the bargaining agent of any employees of the Company or the Subsidiary. There are no pending or, to the knowledge of the Company, threatened applications by any trade union to have the Company or its Subsidiary declared a related successor, or common employer pursuant to applicable Law in any jurisdiction in which the Company or its Subsidiary carries on business. No labour dispute, unfair labour practice complaint, organizing effort, work stoppage or labour strike impacting the employees of the Company or its Subsidiary exists, or is pending or, to the knowledge of the Company, is threatened or reasonably anticipated.

(c)

All profit sharing, equity or phantom-equity compensation plans are disclosed in the Company Public Documents. Schedule 16(c) of the Disclosure Letter lists all other written Employee Plans, other than individual stock option or restricted stock unit grant notices, stock option or restricted stock unit agreements, at-will employment offer letters, at-will employment agreements, and consulting agreements, in each case, which are on substantially the same form(s) set forth on Schedule 16 of the Disclosure Letter. No Employee Plan is, or has any liability in relation to: a “registered pension plan”, a “registered retirement savings plan”, a “deferred profit sharing plan”, a “tax-free savings account”, or a “retirement compensation arrangement”, as such terms are defined in subsection 248(1) of the Tax Act. No Employee Plan provides for or has any current or contingent obligation to provide any post-retirement medical, life insurance or other welfare benefits for former or retired employees or their beneficiaries, except pursuant to applicable Law (including, for greater certainty, the common law).

(d)

The Company and its Subsidiary have been and are in material compliance with all applicable Laws with respect to employment, labour, workers’ compensation, occupational health and safety, privacy, immigration, the administration, registration and funding of the Employee Plans as well as their terms, in each case, in all material respects, and there are no current, pending or, to the knowledge of the Company, threatened proceedings before any Governmental Entity with respect to any of the employees, non-employee service providers or Employee Plans of the Company or its Subsidiary. There are no complaints, claims, charges, levies, investigations or penalties outstanding, nor are there any orders, decisions, directions or convictions currently registered or outstanding by any Governmental Entity against or in respect of the Company or its Subsidiary under or in respect of any such Laws.

(e)

Schedule 16(e) of the Disclosure Letter sets forth a true and complete list of the employees of the Company and its Subsidiary, including the following details by employee: (i) unless prohibited by privacy laws, name; (ii) position; (iii) employment status (full-time or part-time, as applicable); (iv) location (i.e., state/province, and country); (v) hire date; (vi) total compensation, including base salary, bonuses and incentive compensation; (vii) overtime eligibility and accruals; (viii) annual vacation or other paid time entitlements and accruals; (ix) status as active or inactive, and if inactive, the type of leave, their expected date of return to work, if known, and whether the employee is in receipt of disability benefits or workers’ compensation benefits. Other than set out on the aforementioned list, no employees are on a leave of absence or otherwise an inactive employee or providing services to the Company or its Subsidiary pursuant to a work permit, work visa or similar authorization.

(f)

Schedule 16(f) of the Disclosure Letter sets forth a true and complete list of all consultants, independent contractors, or any individual in a similar non-employee capacity engaged by the Company or its Subsidiary, including their names, fees, any other form of compensation, and whether they are subject to a written agreement. All individuals who have provided services to the Company or its Subsidiary as consultants, independent contractors, or in a similar non-employee capacity have been properly classified and compensated as non-employees for purposes of all applicable Laws and do not participate in any Employee Plans and the Company or its Subsidiary has not received, nor are there any pending or, to the knowledge of the Company, threatened notices from any person disputing such classification.

(g)

All amounts due or accrued for all salary, wages, bonuses, commissions, vacation with pay, sick days, termination and severance pay and other similar accruals have either been paid or properly accrued and are accurately reflected in the books and/or records of the Company or its Subsidiary.

(h)

Except as disclosed in Schedule 16(h) of the Disclosure Letter, neither the Company nor its Subsidiary is subject to any material claim for wrongful dismissal, constructive dismissal or any other material claim, complaint or litigation relating to employment, discrimination or termination of employment of any current or former employee or relating to any failure to hire a candidate for employment.

(i)

The Company and its Subsidiary are each registered with the applicable workplace safety and insurance board or workers’ compensation board, if required and as applicable. There are no outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workplace safety and insurance legislation or plan. No audit of the Company or its Subsidiary is currently being performed pursuant to the applicable worker health and safety legislation and regulations or any comparable applicable Laws. There are no charges pending under applicable worker health and safety legislation and regulations in respect of the Company or its Subsidiary. The Company and its Subsidiary have complied with any orders issued under applicable worker health and safety legislation and regulations and there are no appeals of any orders under applicable worker health and safety legislation and regulations currently outstanding. There have been no critical or fatal accidents involving current or former employees in the past three (3) years.

(j)

Neither the Company nor its Subsidiary is engaged with any personnel placement agency, and there are no outstanding, pending or to the knowledge of the Company, threatened claims, complaints, investigations or orders relating to the employment of any personnel agency employees.

(k)

The Company and its Subsidiary, if required to comply with all legal obligations, have investigated all workplace harassment and workplace violence allegations and claims of which the Company and its Subsidiary are aware, relating to employees and former employees of the business. With respect to each such substantiated allegation or claim, the Company and its Subsidiary, as applicable, have taken corrective action that is reasonably calculated to prevent further workplace harassment and workplace violence. The Company and its Subsidiary do not reasonably expect any material liability with respect to any such allegations.

(l)

To the Company’s knowledge, there are no facts or circumstances that could reasonably be expected to adversely affect the registered status of any Employee Plan. All contributions (including all employer contributions and employee salary reduction contributions), premiums, reimbursements, and expenses to or in respect of each Employee Plan have been timely paid in full or, to the extent not yet due, have been adequately accrued in the books and records of the Company and its Subsidiary.

(m)

There has been no amendment made by the Company or its Subsidiary to amend any Employee Plan, which would increase the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year.

(n)	Each Employee Plan can be terminated at no cost to the Company or its Subsidiary.

(o)

The obligations of all Employee Plans that provide health, welfare or similar benefits are fully insured by bona fide third-party insurers. Only employees or former employees (or any spouses, dependents, survivors or beneficiaries of any such employees or former employees) of the Company or its Subsidiary are eligible to participate in the Employee Plans.

(p)	No Employee Plan is intended to be or has ever been found or alleged by a Governmental Entity to be a “salary deferral arrangement” within the meaning of subsection 248(1) of the Tax Act.

17.	Acceleration of Benefits

Except as otherwise provided for in the Agreement or as disclosed on Schedule 17 to the Disclosure Letter, neither the execution and delivery of this Agreement, nor the performance of the Company’s obligations hereunder and pursuant to the Plan of Arrangement, or the consummation of the Contemplated Transactions (alone or in conjunction with any other event, including any termination of employment on or following the closing), will result in:

(a)

any retirement, severance, separation, change-of-control, bonus, retention or other similar payments (whether in cash, property or vesting property) becoming due or payable to any employee or former employee of the Company or its Subsidiary,

(b)	the acceleration of the vesting of any awards under or in respect of any Employee Plan (other than in respect of any Incentive Security);

(c)

the increase in the amount or value of any compensation or benefit otherwise payable to any employee or former employee of the Company or its Subsidiary by the Company or its Subsidiary, or the forgiveness or postponement of payment of any indebtedness owing by such person to the Company or its Subsidiary;

(d)	any additional payments or compensation not otherwise due and payable to any employee or former employee of the Company or its Subsidiary under or in respect of any Employee Plan.

18.	Tax Matters

Except as disclosed on Schedule 18 to the Disclosure Letter:

(a)

All income and other material Tax Returns that are required to be filed by the Company or its Subsidiary have been duly and timely filed (taking into account any available extensions), and all such Tax Returns are true, correct and complete in all material respects.

(b)

Each of the Company and its Subsidiary have duly and timely paid all Taxes (whether or not shown on any Tax Return) required to be paid by it, including all instalments on account of Taxes that are due and payable before the Effective Time, whether or not assessed by the appropriate Governmental Entity, and has duly and timely paid all assessments and reassessments it has received in respect of all Taxes.

(c)	No Governmental Entity has asserted in writing that the Company or its Subsidiary is required to file Tax Returns or pay any Taxes in any jurisdiction where it does not do so.

(d)	Each of the Company and its Subsidiary has complied in all material respects with all applicable withholding obligations, including with respect to payments made to any employee, officer or director and all persons who are or are deemed to be non-residents of Canada for purposes of the Tax Act.

(e)

Each of the Company and its Subsidiary has charged, collected and remitted on a timely basis (or made adequate provision for the payment of such amounts) all material Taxes as required under applicable Law on any sale, supply or delivery, made by it.

(f)

There are no audits, reassessments, deficiencies, or other proceedings in progress, threatened in writing or, to the knowledge of the Company, communicated to the Company or its Subsidiary, in respect of any Taxes and, in particular, there are no currently outstanding reassessments which have been issued by any Governmental Entity relating to any such Taxes.

(g)

Neither the Company nor the Subsidiary is a party to any Tax allocation, sharing or indemnity agreement under which the Company or the Subsidiary would reasonably be expected to be liable after the Effective Date for any Tax liability of any person that is neither the Company nor the Subsidiary, other than any customary provisions contained in any commercial agreement entered into in the ordinary course of business and not primarily relating to Tax (such agreements, “Ordinary Course Contracts”). Neither the Company nor the Subsidiary has any material liability for Taxes of any person (other than the Company or the Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of U.S. state or local Law), or as a transferee or successor, by assumption or operation of Law or by contract (except, in each case, for liabilities incurred in connection with Ordinary Course Contracts).

(h)

Neither the Company the Subsidiary has participated, or is currently participating, in a “listed transaction,” as defined in Treasury Regulations Sections 1.6011-4(b)(2) or any comparable, analogous or similar provision of U.S. state or local Law.

(i)

Neither the Company nor the Subsidiary has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) (i) in the two years prior to the date of this Agreement or (ii) as part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by the Agreement.

(j)	There are no Encumbrances for material Taxes on any of the assets of the Company or the Subsidiary, except for Encumbrances described in clause (v) of the definition of Permitted Encumbrances.

(k)

For U.S. federal income tax purposes, neither the Company nor the Subsidiary will be required to include any material item of income in, or to exclude any material item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Effective Date as a result of any closing agreement, installment sale or open transaction entered into on or prior to the Effective Date, any accounting method change or agreement with any governmental authority with respect to any taxable period ending on or prior to the Effective Date, or any prepaid amount received on or prior to the Effective Date.

(l)

Neither the Company nor its Subsidiary has entered into any transactions with any non-resident of Canada (for the purposes of the Tax Act) with whom the Company or such Subsidiary (as applicable) was not dealing at arm’s length (within the meaning of the Tax Act) other than transactions the terms of which do not differ from those that would have been made between persons dealing at arm’s length (within the meaning of the Tax Act). Neither the Company nor its Subsidiary has acquired property from any person in circumstances where the Company or such Subsidiary (as applicable) did or could have become liable for any Taxes payable by that person pursuant to section 160 of the Tax Act.

(m)	There are no agreements, waivers or other arrangements with any Governmental Entity extending the statutory period for, or providing an extension of time with respect to the issuance of any assessment or reassessment of Taxes, the filing of any Tax Return, or the payment of any Taxes by or in respect of the Company or its Subsidiary.

(n)

None of sections 80 to 80.04, both inclusive, of the Tax Act have applied or will apply to the Company or its Subsidiary at any time up to and including the Effective Time. Each of the Company and its Subsidiary does not have any unpaid amounts that may be required to be included in income under section 78 of the Tax Act for a taxation year ending after the Effective Time. Each of the Company and its Subsidiary has not made any payments and the Company is not obligated to make any payments that may not be deductible by virtue of section 67 of the Tax Act.

(o)

All material Tax credits, input Tax credits, refunds, rebates, overpayments and similar adjustments of Taxes claimed by each of the Company and its Subsidiary have been validly claimed and correctly calculated as required by applicable Laws, and the Company or its Subsidiary (as applicable) has retained all documentation prescribed by applicable Laws to support such claims.

(p)	The Company is not, and has never been, a “public corporation” as defined in subsection 89(1) of the Tax Act.

(q)

The Company has maintained and continues to maintain at its place of business in Canada all records and books of account required to be maintained under the Tax Act, the Excise Tax Act (Canada) and any comparable Law of any province or territory in Canada, including Laws relating to sales and use taxes.

(r)

Neither the Company or the Subsidiary has ever had an obligation to file an information return pursuant to (i) sections 237.3, 237.4 or 237.5 of the Tax Act, or (ii) sections 1079.8.5 or 1079.8.6 of the Taxation Act (Quebec).

19.	Material Contracts

Other than the Material Contracts, there are no Contracts that are material to the Company. Schedule 19 to the Disclosure Letter sets out a list of all the Material Contracts of the Company. Neither the Company nor, to the knowledge of the Company, any other person is in material default in any respect in the observance or performance of any term, covenant or obligation to be performed by the Company or such other person under any Material Contract and all such Material Contracts are in good standing, constitute valid and binding agreements of the Company, and, to the knowledge of the Company, of each of the parties thereto, are in full force and effect and are enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

20.	Change of Control

(a)

Other than as set out on Schedule 20 to the Disclosure Letter and other than in respect of any Employee Plan, neither the entering into of this Agreement nor the acquisition of Common Shares pursuant to the Arrangement will trigger any change of control, severance, retention, termination or transaction bonus or similar provisions in or result in any obligation on the part of the Company or its Subsidiary to make any such payment under any Contract to which the Company or its Subsidiary is a party or by which they are bound.

(b)

The Purchaser shall not have any additional payment or other obligation in respect of change of control, severance, termination or similar payments to the officers listed in Schedule 2.13 to the Disclosure Letter, except for those indicated in Schedule 2.13 to the Disclosure Letter.

21.	Restrictive Documents

Neither the Company nor its Subsidiary is subject to, or a party to, any restriction under its Articles, any Law, any claim, any Contract or instrument, any Encumbrance or any other restriction of any kind or character which would prevent or restrict (i) the consummation of the Contemplated Transactions, (ii) the compliance by the Company and its Subsidiary with the terms, conditions and provisions hereof, (iii) the declaration of dividends by the Company or its Subsidiary, (iv) any business practice of the Company and its Subsidiary, or (v) continuing the Discontinuance after the date hereof.

22.	Related Party Transactions

Except as disclosed in the Company Public Documents:

(a)

the Company has not (i) made any payment or loan to, or borrowed any moneys from or otherwise been indebted to, any Related Party of the Company; or (ii) been a party to any Contract with any Related Party of the Company, in each case, excluding the Subsidiary; and

(b)	to the knowledge of the Company, no management or key employee, executive officer or director of the Company and no entity which is an affiliate or associate of one or more of such individuals:

(i)

owns, directly or indirectly, any interest in (except for shares representing less than 10% of the outstanding shares of any class or series of any publicly traded company), or is an officer, director or employee of or consultant to, any person which is, or is engaged in business as, a competitor of the Company or a lessor, lessee, supplier, distributor, agent or customer of the Company;

(ii)	owns, directly or indirectly, in whole or in part, any property that the Company uses or intends to use in the operation of its business; or

(iii)

has any cause of action or other claim whatsoever against, or owes any amount to, the Company, except for any liabilities reflected in the Financial Statements and claims for accrued vacation pay and accrued benefits.

23.	No Insolvency Proceedings

No act or proceeding has been taken by or against the Company or its Subsidiary in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Company or its Subsidiary or for the appointment of a trustee, receiver, manager or other administrator of the Company or its Subsidiary or any of their properties or assets nor, to the knowledge of the Company, is any such act or proceeding threatened. The Company and its Subsidiary have not sought protection under the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or similar legislation. Neither the Company, its Subsidiary nor any of their respective properties or assets are subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, the right or ability of the Company or its Subsidiary to conduct the Discontinuance in all material respects as it has been carried on prior to the date hereof, or that has had or would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change or to prevent or significantly impede or materially delay the completion of the Contemplated Transactions.

24.	No Material Change

Since September 30, 2025, except in connection with the Discontinuance, no change has occurred in any of the assets, business, financial condition or results of operations of the Company which, individually or in the aggregate, has had, will have or could reasonably be expected to result in a Material Adverse Change.

25.	Authorizations

The Company and its Subsidiary possess all Authorizations necessary to properly conduct their respective businesses, except for any such Authorizations, the failure of which to possess, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change or would not reasonably be expected to impair the ability of the Company to perform its obligations hereunder or prevent or materially delay the acquisition of Common Shares pursuant to the Transaction. Each Authorization obtained by Company or any Subsidiary of the Company is in full force and effect and not subject to any dispute, except for any such dispute that would not reasonably be expected to result in a Material Adverse Change or would not reasonably be expected to materially impair the ability of Company to perform its obligations hereunder or prevent or delay the acquisition of Common Shares pursuant to the Transaction. The Company and its Subsidiary are in compliance with each of such Authorizations, except for such noncompliance as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or would not reasonably be expected to materially impair the ability of Company to perform its obligations hereunder or prevent or delay the acquisition of Common Shares pursuant to the Contemplated Transactions. To the knowledge of the Company, no event has occurred which, with the giving of notice, lapse of time or both, could constitute a default under, or in respect of, any of such Authorization.

26.	Internal Controls

The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP. The Company reasonably believes that the Company’s internal controls over financial reporting are effective, and the Company is not aware of any significant deficiencies in the design or operation of its internal controls over financial reporting.

27.	Significant Acquisitions

The Company is not in discussions with another party in respect of any proposed acquisition of a business that has progressed to a state where a reasonable person would believe that the likelihood of the Company, directly or indirectly, completing the acquisition is high and that, if completed by the Company, directly or indirectly, as at the date hereof, would be a “significant acquisition” pursuant to Canadian Securities Laws.

28.	Shareholder and Similar Agreements

Neither the Company nor its Subsidiary is a party or subject to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding securities in the capital of the Company or its Subsidiary and, to the knowledge of the Company, there is no agreement between any Shareholders of the Company or by a director of the Company that affects or relates to the voting or giving of written consents with respect to any of the Company’s securities or pursuant to which any person may have any right or claim in connection with any existing or past equity interest in the Company or its Subsidiary. The Company has not adopted a shareholder rights plan or any other similar plan or agreement. To the knowledge of the Company, as of the date hereof, other than the Voting and Support Agreements, there are no irrevocable proxies or voting Contracts with respect to any securities issued by the Company or its Subsidiary.

29.	Transfer Agent

Computershare Investor Services Inc. at its principal offices in the Montréal, Québec is the duly appointed registrar and transfer agent of the Company with respect to the Common Shares.

30.	Securities Laws Matters

(a)

The Company is a “reporting issuer” in the Province of Québec and is in material compliance with all applicable Canadian Securities Laws therein and the Company’s Common Shares are listed and posted for trading on the Nasdaq. The Company is not in default in any material respect of any requirements of applicable Securities Laws in such jurisdictions or any rules or regulations of, or agreement with, Nasdaq. The Subsidiary is not subject to any continuous or periodic, or other disclosure requirements under any securities laws in any jurisdiction, other than the requirements of the Company to report its operations and financial information on a consolidated basis.

(b)

Other than as contained in this Agreement, the Company has not taken any action to cease to be a “reporting issuer” (or the equivalent) in any province or territory of Canada nor has the Company received notification from any Securities Authority seeking to revoke the reporting issuer status of the Company. No delisting, suspension of trading in or cease trading order with respect to the Common Shares is pending or, to the knowledge of the Company, threatened or is expected to be implemented or undertaken and to its knowledge the Company is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any such order or restriction.

(c)

The documents and information comprising the Company Public Documents (i) as of their respective dates, as amended, complied as to form in all material respects with the applicable requirements of the US Securities Act or the US Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such documents and information, and (ii) did not at the respective times they were filed with the relevant Securities Authorities contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or any Misrepresentation. The Company has timely filed with the Securities Authorities all material forms, reports, schedules, statements and other documents required to be filed by the Company with the Securities Authorities since becoming a “reporting issuer”.

31.	Default

Neither Company nor the Subsidiary is in default under, and there exists no event, condition or occurrence which, after notice or lapse of time or both, would constitute such a default or would trigger a right of termination under: (a) any note, bond, mortgage, indenture or other instrument evidencing any indebtedness to which the Company or the Subsidiary is a party; or (b) any other contract, agreement, lease, letter of intent, offer, Authorization or government grant or other instrument or obligation, which would individually or in the aggregate, be reasonably expected to result in a Material Adverse Change.

32.	Litigation

There are no judgments which remain unsatisfied against the Company or its Subsidiary or consent decrees or injunctions to which the Company or its Subsidiary is subject. Other than as set out on Schedule 32 to the Disclosure Letter, there are no investigations, actions, suits or proceedings at Law or in equity or by or before any Governmental Entity now pending or, to the knowledge of the Company, threatened against or affecting the Company (or its Subsidiary, properties or assets) and, to the knowledge of the Company, there is no ground on which any such action, suit or proceeding might be commenced.

33.	Compliance with Laws

The Company and its Subsidiary have complied and are in compliance with all Laws applicable to them and to the conduct or operation of their business and to the ownership or use of any of their assets.

34	Anti-Corruption, Anti-Money Laundering

(a)

The Company and its Subsidiary have fully complied with, and are currently in full compliance with, the Canadian Corruption of Foreign Public Officials Act, Part IV and section 426 of the Canadian Criminal Code, the U.S. Foreign Corrupt Practices Act, and any other applicable Laws of any jurisdiction that prohibits payments to improperly influence Government Officials or private individuals (collectively, “Anti-Corruption Laws”). Neither the Company, nor, to the knowledge of the Company, any director, officer, employee, agent, distributor, consultant, affiliate or other person acting on behalf of the Company has, taken any action, either directly or indirectly, that would result in a violation of the Anti-Corruption Laws, including making, offering, authorizing or promising any payment, contribution, gift, entertainment, bribe, rebate, kickback or any other thing of value, regardless of form or amount, to any (i) foreign or domestic Government Official or Person of Concern; (ii) employee of a foreign or domestic government owned or controlled entity; (iii) foreign or domestic political party, political official or candidate for political office; (iv) any officer or employee of a public international organization; (v) any employee or official of an indigenous group; or (vi) any other person, in each case, to obtain a business or competitive advantage, as consideration for an act, omission, or influence to receive favourable treatment in obtaining or retaining business, or to pay for favourable treatment already secured.

(b)

Neither the Company nor, to the knowledge of the Company, any director, officer, employee, agent, distributor, consultant, affiliate or other person acting on behalf of the Company is (i) or in the past five years has been, under administrative, civil or criminal investigation, indictment, information, suspension, debarment or audit (other than a routine contract audit) by any Party, in connection with alleged or possible violations of the Anti-Corruption Laws; or (ii) has within the past five years received notice from, or made a voluntary disclosure to, the Royal Canadian Mounted Police or other Governmental Entity regarding alleged or possible violations of the Anti-Corruption Laws.

(c)

To the knowledge of the Company, neither the Company, nor any director, employee, affiliate or agent of the Company, or any person acting on the Company’s or its Subsidiary’s behalf, has, in connection with, or otherwise relating to, the operation of the Company’s business, engaged in any activity or conduct that has resulted in or will result in a violation of any applicable antitrust or competition laws.

(d)

The Company, its Subsidiary and, to the knowledge of the Company, their respective directors, officers, employees, agents and other persons acting on behalf of the Company or its Subsidiary, are and have at all times been in material compliance with all applicable anti-money laundering laws, rules, and regulations, including anti-money laundering-related government guidance (collectively, “AML Laws”). There is no pending investigation, inquiry or enforcement action against the Company, its Subsidiary or, to the knowledge of the Company, any of their respective officers, directors or employees relating to any violation or potential violation of any AML Law related to the Company’s business.

35.	Sanctions

(a)

Neither the Company nor its Subsidiary nor, to the knowledge of the Company, their respective directors, officers, employees, agents or other persons acting on behalf of the Company or its Subsidiary are, or are directly or indirectly owned, held or controlled by or on behalf of, any person or persons listed on any list of designated persons subject to international sanctions or trade embargoes imposed, authorized, administered or enforced by any Governmental Entity of Canada, the United States, the UK, or the EU or its member states (collectively, “Sanctions”).

(b)

Neither the Company nor its Subsidiary are organized, resident or located in any country or territory that is the target of comprehensive Sanctions, including (as at the date hereof) Belarus, Central African Republic, China, Democratic People’s Republic of Korea (North Kora), Democratic Republic Of the Congo, Guatemala, Haiti, Iran, Iraq, Lebanon, Libya, Moldova, Myanmar, Nicaragua, Russia, Somalia, South Sudan, Sri Lanka, Sudan, Syria, the occupied Crimea, Donetsk, Luhansk, Kherson and Zaporizhzhia regions of Ukraine, Venezuela, Yemen and Zimbabwe.

36.	Consents and Approvals

(a)

Other than as set out in Schedule 36 to the Disclosure Letter, there are no Regulatory Approvals required to be obtained by the Company in order to complete the Contemplated Transactions and the Distribution.

(b)

There is no requirement under applicable Securities Laws for the Company to make any filing, give any notice or obtain any permit as a condition to the lawful consummation of the transactions contemplated by this Agreement or otherwise obtain any governmental approvals, other than (i) the filing with the SEC of such reports under the US Exchange Act as may be required in connection with the Agreement and the Contemplated Transactions and (ii) filings required to be made following the Effective Time under applicable Securities Laws. Except for such notices as have been given and such consents as have been obtained, there is no requirement under any Material Contract to give any notice to, or to obtain the consent or approval of, any Party to such Material Contract, relating to, in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated this Agreement.

37.	Intellectual Property Matters

(a)

To the knowledge of the Company, neither the Company nor or its Subsidiary has received any written notice or claim challenging the Company or its Subsidiary with respect to the validity of, use of or ownership of the Intellectual Property used or owned by it, as applicable.

(b)

The operation or conduct of the business of the Company and its Subsidiary, and the use of any of the Intellectual Property used in connection therewith, does not infringe upon the Intellectual Property rights of any person. No claims have been asserted or are, to the knowledge of the Company, threatened by any person alleging that the operation or conduct of the business of the Company and its Subsidiary infringes upon any of its Intellectual Property rights. Intellectual Property owned or used by Company and its Subsidiary is valid and enforceable, except as would not be expected to have a Material Adverse Change on the Company.

(c)

Except as set forth in Schedule 37(c) of the Disclosure Letter, there are no other Contracts between the Company (or any predecessor or any Affiliate thereof), on the one hand, and any other person (or any predecessor or Affiliate thereof), on the other hand, that requires the payment by the Company of any royalty payment, milestone payment or other contingent payment of any kind in connection with the discovery, research, development, manufacture, use, sale or other exploitation of any Company Assets.

38.	Data Security and Privacy Requirements

(a)	The Company and its Subsidiary have complied with all applicable Data Security and Privacy Requirements pertaining to the business of the Company and its Subsidiary.

(b)

Neither the Company nor its Subsidiary has been subject to any order or proceeding with respect to any actual or alleged non-compliance with any Data Security and Privacy Requirements. No such proceeding has been threatened in writing against either the Company or its Subsidiary, and neither the Company nor its Subsidiary is aware of any facts or circumstances that may reasonably be anticipated to give rise to any such order or of any proceeding or notification or reporting requirement under any Data Security and Privacy Requirement. Neither the Company nor its Subsidiary has received within the past two years any written complaint alleging a violation of any Data Security and Privacy Requirement.

(c)

Neither the Company nor its Subsidiary has suffered, discovered or been notified of any loss, unauthorized access to or acquisition, use, disclosure or breach of any Personal Information, including any incident that (i) either constitutes (A) a breach of Personal Information, or (B) a security breach, under any Data Security and Privacy Requirement, or (ii) materially compromises (individually or in the aggregate) the confidentiality, security or privacy of any Personal Information. Neither the Company nor its Subsidiary has notified or had any obligation under any applicable Data Security and Privacy Requirement to notify, any affected person (including any Governmental Entity) or the media of any breach of Personal Information.

(d)

All computer hardware and their associated firmware and operating systems, application software, database engines and processed data, technology infrastructure and other computer systems (collectively, the “Technology”) used in connection with the Company’s and the Subsidiary’s operations are reasonable for conducting the operations related thereto except where it would not reasonably be expected to have a Material Adverse Change on the Company. Except where it would not be reasonably be expected to have a Material Adverse Change on the Company or its Subsidiary (i) own or have validly licensed (and is not in breach of such licenses in any material respect) such Technology, (ii) has put in place reasonable virus protection and security measures in relation to such Technology, and (iii) have reasonable back-up systems and audit procedures and disaster recovery and cybersecurity strategies in relation to the continued availability of the functionality provided by the Technology.

(e)

The Company and its Subsidiary have implemented and maintained an appropriate information security program that includes documented cybersecurity measures and policies that: (i) are designed to ensure compliance with applicable Data Security and Privacy Requirements and are consistent with industry standards and practices of a business operating in a similar industry; (ii) identify internal and external risks to the security of any proprietary or confidential information (including Personal Information) in the Company’s or its Subsidiary’s possession; (iii) implement, monitor, and maintain appropriate administrative, organizational, technical, and physical safeguards to control the risks described above in (ii); (iv) assess the Company’s and its Subsidiary’s data security practices, programs and risks; and (v) maintain incident response and notification procedures to facilitate compliance with applicable Data Security and Privacy Requirements, including in the case of any breach of security compromising Personal Information. The Company and its Subsidiary take and have at all times taken commercially reasonable steps designed to ensure that any Personal Information Processed by service providers acting on behalf of the Company or its Subsidiary provides similar safeguards.

(f)

To the knowledge of the Company, there is no deficiency in the Company’s or its Subsidiary cybersecurity measures or policies that is likely to result in a loss of data or a breach of security of the Company or its Subsidiary in any material respect. The Company and its Subsidiary have performed security risk assessments no less frequently than annually for the past five years (collectively, the “Security Risk Assessment”). The Company and its Subsidiary have addressed and fully remediated all critical and high risk threats and deficiencies identified in each Security Risk Assessment.

39.	Real Property

(a)

The Company and its Subsidiary have never owned, do not own and are not bound by or subject to any agreement or option to own, in any case, directly or indirectly, any real property or any freehold interest in real property.

(b)	Schedule 39 to the Disclosure Letter sets forth a complete and accurate list of all Leased Properties, in each case by reference to their municipal addresses.

(c)	Neither the Company nor its Subsidiary is in violation of any material covenants or not in compliance with any material condition or restrictions under each Lease.

40.	Title and Sufficiency of Company Assets

(a)	Each of the Company or the Subsidiary has good and marketable title to the Company Assets free and clear of any Encumbrances (other than Permitted Encumbrances), in all material respects.

(b)

The Company is not aware of any defects, failures or impairments in the title of the Company Assets, whether or not an action, suit, proceeding or inquiry is pending or threatened or whether or not discovered by any third party, which in aggregate, could reasonably be expected to be material to the Company.

41.	Bank Accounts and Powers of Attorney

Schedule 41 of the Disclosure Letter is a complete and accurate list showing (i) the name of each bank in which the Company or the Subsidiary has an account or safety deposit box and the names of all persons authorized to draw on the account or to have access to the safety deposit box; and (ii) the names of all persons holding powers of attorney from the Company or the Subsidiary. Copies of the powers of attorney, if any, have been made available to the Purchaser.

42.	Fairness Opinion

The Transaction Committee has received the Fairness Opinion. The Fairness Opinion has not been withdrawn or modified. The Company has been authorized by the Financial Advisor to include the Fairness Opinion in the Circular.

43.	Board and Transaction Committee Approval

(a)

The Transaction Committee, after consultation with its financial and legal advisors, has unanimously recommended that the consideration to be received under the Arrangement is fair from a financial point of view to the Shareholders and that it would be in the best interests of the Company and the Shareholders for the Company to support and facilitate the Arrangement, enter into this Agreement and to take all reasonable action to support the Arrangement and to recommend acceptance of the Arrangement to the Shareholders.

(b)

After consultation by the Board of Directors with its financial and legal advisors and the Transaction Committee, the members of the Board of Directors who voted thereon have unanimously determined that:

(i)

the Contemplated Transactions are in the best interests of the Company and the Shareholders and, accordingly, has unanimously approved the entering into of this Agreement and the making of the Board Recommendation and no action has been taken to amend or supersede such determinations, resolutions, or authorizations; and

(ii)

the press release to be issued by the Purchaser announcing the Contemplated Transactions may so state and that references to such support may be made in the Circular and other documents relating to the Arrangement.

SIGNING VERSION

SCHEDULE F

FORM OF CVR AGREEMENT

This CONTINGENT VALUE RIGHTS AGREEMENT, dated as of [●] (this “Agreement”), is entered into by and between Xeno Acquisition Corp. (the “Purchaser”), a Delaware corporation and a wholly owned Subsidiary of XenoTherapeutics Inc (the “Parent”), BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC, a Pennsylvania limited liability company, as Rights Agent (as defined herein), and [●], solely in its capacity as the initial representative, agent and attorney in-fact of the Holders (the “Representative”).

RECITALS

WHEREAS, Parent, Purchaser and Repare Therapeutics Inc., a corporation incorporated under the Business Corporations Act (Québec), organized and existing under the laws of Canada and having its principal office at 7171 Frederick-Banting, Building 2, Suite 270, St-Laurent, Quebec, H4S 2A1, Canada (the “Company”), have entered into an Arrangement Agreement, dated as of November 14, 2025 (the “Arrangement Agreement”), pursuant to which Parent, Purchaser and the Company will consummate the transactions described therein (the “Transactions”);

WHEREAS, pursuant to the Arrangement Agreement, and in accordance with the terms and conditions thereof, Purchaser shall deliver to holders of outstanding Common Shares, Options and RSUs (subject to certain exceptions) certain CVRs (collectively, the “Initial Holders”), pursuant to the terms and subject to the conditions hereinafter described;

WHEREAS, the CVRs are a part of the consideration to be received by the Initial Holders in the Arrangement;

WHEREAS, Purchaser desires that the Rights Agent act as its agent for the purposes of effecting the distribution of the CVRs to the Initial Holders and performing the other services described in this Agreement; and

WHEREAS, the Company has designated the Representative to act as agent for the Initial Holders for the purposes of accomplishing the intent and implementing the provisions of this Agreement and facilitating the consummation of the transactions contemplated hereby and performing the other services described in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, the parties agree, for the equal and proportionate benefit of all Holders (as defined herein), as follows:

DEFINITIONS: CERTAIN RULES OF CONSTRUCTION

Definitions. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Arrangement Agreement. As used in this Agreement, the following terms will have the following meanings:

“Acting Holders” means, at the time of determination, Holders of not less than thirty five (35%) of outstanding CVRs as set forth in the CVR Register.

“Additional Closing Net Cash Proceeds” means 100% of the amount by which the Closing Net Cash, adjusted upward for any Additional Receivables received and adjusted downward for any Permitted Deductions incurred within ninety (90) days following the Closing Date, exceeds Closing Net Cash as finally determined pursuant to Section 2.9 of the Arrangement Agreement.

“Affiliate” has the meaning ascribed thereto in National Instrument 45-106 – Prospectus Exemptions.

“Additional Receivables” means any cash or cash equivalents actually received by Purchaser or any of its Affiliates, including the Company (after the Closing), from the following: (i) receivables under the Third Partnership Agreement, and (ii) amounts received from any contract research organization engaged by the Company prior to the Closing related to the termination of clinical trials ongoing as of the Closing, in each case, to the extent attributable to the period prior to the Closing.

“Change of Control” means: (a) a direct or indirect sale or other sale, lease, exchange, disposition or other transfer (through a single transaction or a series of related transactions within a twelve-month period) of all or substantially all of the assets of the Company (or its successor) on a consolidated basis (other than to any direct or indirect controlled Subsidiary of Purchaser); (b) a merger, demerger, consolidation or business combination involving the Company (or its successor) in which the Company (or its successor) is not the surviving or continuing entity (except for a merger, demerger, consolidation or business combination in which the surviving or continuing entity would continue to be a direct or indirect controlled Subsidiary of Purchaser); and (c) any other transaction (or series of related transactions within a twelve-month period) involving the Company (or its successor) in which the Company (or its successor) is the surviving or continuing entity but in which Purchaser owns less than 50% of the Company’s voting power immediately after the transaction.

“Closing” means the consummation of the Arrangement and the transactions contemplated thereby.

“Closing Date” means the date of the Closing.

“CVRs” means the contractual contingent value rights of Holders that are granted by Purchaser to Initial Holders as additional consideration for the securities of the Company pursuant to the terms of the Arrangement and the Arrangement Agreement. Unless otherwise specified herein, for purposes of this Agreement all the CVRs shall be considered as part of and shall act as one class only. For the avoidance of doubt, Purchaser shall grant CVRs only to the Initial Holders and shall not grant CVRs to any other Persons at any other time during the pendency of this Agreement, pursuant and subject to the terms hereof.

“CVR Payment Amount” means, for a given Holder, an amount equal to the product of: (a) the CVR Proceeds; and (b) (i) the total number of CVRs entitled to receive such CVR Proceeds held by such Holder, divided by (ii) the total number of CVRs entitled to receive such CVR Proceeds held by all Holders as each reflected on the CVR Register as of the close of business on the date prior to the date of payment (rounded down to the nearest whole cent).

“CVR Payment Date” means: (a) with respect to any Existing Partnership Proceeds, Disposition Proceeds or Tax Proceeds payable to Holders, no later than thirty (30) days following the receipt of Gross Proceeds by Purchaser or any of its Affiliates, including the Company (after the Closing); (b) with respect to any Tax Proceeds payable to Holders, no later than thirty (30) days following the receipt of such amounts by Purchaser or any of its Affiliates, including the Company (after the Closing); and (c) with respect to any Additional Closing Net Cash Proceeds payable to Holders, as soon as practicable (but in no event later than one hundred five (105) days following the Closing).

“CVR Proceeds” means: (a) any Existing Partnership Proceeds; (b) any Disposition Proceeds; (c) any Additional Closing Net Cash Proceeds; and (d) any Tax Proceeds.

“CVR Products” means: (a) each of the product or product candidates developed or commercialized by the Company, its Affiliates or their respective (sub)licensees and known as: (i) (A) RP 3467 program, (B) RP-1664 program, (C) RP-3500 (Camonsertib) program, and/or (D) the AMBER program and intellectual property related thereto; (b) each other product or product candidate discovered, developed, or commercialized pursuant to an Existing Partnership; and (c) any product, product candidate or other research program being researched or developed by the Company as of the Closing.

“Disposition” means the direct or indirect sale, transfer, lease, conveyance, assignment, license or other disposition directly or indirectly by Purchaser or any of its Affiliates, including the Company (after the Closing), of all or any part of its rights in and to any CVR Products, in each case during the Disposition Period which, for the avoidance of doubt, shall exclude any Existing Partnership or any transaction or other disposition by Purchaser or any of its Affiliates, including the Company (after the Closing), to a third party (unaffiliated with Purchaser or any of its Affiliates, including the Company (after the Closing)), in a single transaction or series of related transactions, of a portion of the future Net Proceeds to be retained by Purchaser or any of its Affiliates in accordance with this Agreement.

“Disposition Agreement” means a definitive agreement, contract or other document entered into by Purchaser or any of its Affiliates, including the Company (after the Closing), and any Person who is not an Affiliate of Purchaser providing for a Disposition or Permitted Disposition, as the case may be.

“Disposition Period” means the period beginning on the Closing and ending on the tenth (10th) anniversary of the Closing.

“Disposition Proceeds” means (a) 100% of the Net Proceeds, in the case of (i) a Permitted Disposition or (ii) a Disposition of the RP-3467 program to any Person with whom negotiations were initiated prior to the Closing (whether or not the Disposition Agreement related to the RP-3467 program is entered into prior to or following the Closing), and (b) 50% of the Net Proceeds, in the case of any other Disposition entered into following the Closing.

“DTC” means The Depository Trust Company or any successor thereto.

“Efforts Disposition Period” means the period beginning on the Closing and ending on the [first (1st)] anniversary of the Closing, in each case related to a Permitted Disposition or a Disposition.

“Equity Award CVR” means a CVR received by an Initial Holder in respect of his or her Options and/or RSUs, as applicable.

“Existing Partnership” means each of the Company’s following collaborations: (i) Debiopharm International S.A. (“Debiopharm”) to develop, manufacture and commercialize lunresertib pursuant to that certain Collaboration and License Agreement, by and between the Company and Debiopharm International SA, dated July 14, 2025, as amended, restated, modified, replaced and novated from time to time (the “First Partnership Agreement”); (ii) Bristol-Myers Squibb Company to develop, manufacture and commercialize on potential new product candidates for the treatment of cancer pursuant to that certain Collaboration and License Agreement, dated as of May 26, 2020, as amended, restated, modified, replaced and novated from time to time (the “Second Partnership Agreement”); and (iii) DCx Biotherapeutics Corporation to out-license certain early-stage discovery platforms pursuant to that certain Asset Purchase and License Agreement, dated as of May 1, 2025, as amended, restated, modified, replaced and novated from time to time (the “Third Partnership Agreement”).

“Existing Partnership Agreement” means each of the First Partnership Agreement, the Second Partnership Agreement and the Third Partnership Agreement.

“Existing Partnership Percentage” means (i) for the period beginning the date hereof and ending on the second (2nd) anniversary hereof, ninety percent (90%) of Net Proceeds, (ii) for the period beginning on the second (2nd) anniversary hereof and ending on the fourth (4th) anniversary hereof, eighty five percent (85%) of Net Proceeds, (iii) for the period beginning on the fourth (4th) anniversary hereof and ending on the sixth (6th) anniversary hereof, eighty percent (80%) of Net Proceeds, and (iv) for the period beginning on the sixth (6th) anniversary hereof and ending on the Expiration Date, seventy five percent (75%) of Net Proceeds.

“Existing Partnership Period” means the period beginning on the Closing and ending on the tenth (10th) anniversary of the Closing.

“Existing Partnership Proceeds” means, without duplication, Existing Partnership Percentage of the Net Proceeds, in the case of Gross Proceeds as payable to Purchaser or any of its Affiliates, including the Company (after the Closing), or is otherwise due to or received by Purchaser or any of its Affiliates, including the Company (after the Closing), in respect of any Existing Partnership during the Existing Partnership Period. For the avoidance of doubt, no amounts received pursuant to the Third Partnership Agreement and treated as Additional Receivables shall be Existing Partnership Proceeds.

“Expiration Date” means tenth (10th) anniversary of the Closing.

“Gross Proceeds” means, without duplication, the sum of all cash consideration and the value of any and all consideration of any kind that is payable to Purchaser or any of its Affiliates, including the Company (after the Closing), or is otherwise due to or received by, Purchaser or any of its Affiliates, including the Company (after the Closing) (i) during the Existing Partnership Period in respect of an Existing Partnership or (ii) during the Disposition Period in respect of a Disposition or Permitted Disposition, in each case solely as such consideration or value relates to any CVR Products. The value of any securities (whether debt or equity) or other non-cash property constituting Gross Proceeds shall be determined as follows: (A) the value of securities for which there is an established public market shall be equal to the volume weighted average of their closing market prices for the five (5) trading days ending the day prior to the due date of payment to, or receipt by, Purchaser or its relevant Affiliate; and (B) the value of securities that have no established public market and the value of consideration that consists of other non-cash property, shall be the fair market value thereof as of the due date of payment to, or receipt by, Purchaser or its relevant Affiliate; provided, that Purchaser may elect, upon prompt notice to the Representative after receipt of consideration, to have any securities or other non-cash property specified in the foregoing clause (B) be deemed as Gross Proceeds only upon the earlier of: (1) the receipt by Purchaser or any of its Affiliates, including the Company (after the Closing), of cash in respect of the sale or other liquidation by Purchaser or its Affiliates of such securities or other non-cash property, and the value of such cash shall be Gross Proceeds upon receipt by Purchaser or any of its Affiliates, including the Company (after the Closing); (2) the first (1st) anniversary of receipt of such securities or other non-cash property, and (3) the day before the date on which the Disposition Period expires and the value of such consideration shall be Gross Proceeds as of such date with a value equal to the greater of (x) the fair market value of such securities or other non-cash property as of the date originally due to be received by Purchaser or its relevant Affiliate or (y) the fair market value of such securities or other non-cash property as of such date, and all other consideration, if any, payable or paid to or received by Purchaser or any of its Affiliates, including the Company (after the Closing), will be deemed Gross Proceeds upon the due date for receipt by Purchaser or its relevant Affiliate.

“Holder” means, at the relevant time, either (A) an Initial Holder of a CVR or (B) a Person in whose name such CVR is subsequently registered in the CVR Register following a Permitted CVR Transfer.

“Liability” means any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any kind, whether accrued, absolute, contingent, matured, unmatured or otherwise.

“Net Proceeds” means the Gross Proceeds received by Purchaser or any of its Affiliates, including the Company (after the Closing), minus Permitted Deductions, as calculated in a manner consistent with generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board. For clarity: (i) if Permitted Deductions exceed Gross Proceeds as it relates to any payment event, as applicable, any excess Permitted Deductions shall be applied against Gross Proceeds in a subsequent payment event, as applicable; (ii) if any of the Gross Proceeds or Permitted Deduction are not in U.S. dollars, currency conversion to U.S. dollars shall be made by using the exchange rate prevailing at the JP Morgan Chase Bank or its successor entity on the due date of receipt of such

Gross Proceeds or due date of payment of relevant Permitted Deductions, as applicable; and (iii) Net Proceeds shall not include any royalties or other amounts payable by Purchaser or any of its Affiliates (including the Company (after the Closing)) to any third party in connection with the applicable Existing Partnership Agreement or Disposition Agreement.

“Officer’s Certificate” means a certificate signed by an authorized officer of Purchaser, in his or her capacity as such an officer, and delivered to the Rights Agent and the Representative.

“Permitted CVR Transfer” means a transfer of CVRs: (a) upon death of a Holder by will or intestacy; (b) pursuant to a court order; (c) by operation of law (including by consolidation, merger, or demerger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; (d) in the case of CVRs held in book-entry or other similar nominee form, from a nominee to a beneficial owner and, if applicable, through an intermediary, to the extent allowable by DTC; or (e) as provided in Section 2.7.

“Permitted Deductions” means the sum of, without duplication, the following costs or expenses:

any applicable Taxes (including any applicable value added or sales taxes or withholding Taxes) imposed on or with respect to Gross Proceeds and payable by (or withheld from) Purchaser or any of its Affiliates, including the Company (after the Closing), and, without duplication, any income or other Taxes payable by Purchaser or any of its Affiliates, including the Company (after the Closing), that would not have been incurred by Purchaser or its Affiliates, including the Company (after the Closing), but for the Gross Proceeds having been received or accrued by Purchaser or its Affiliates, including the Company (after the Closing) (in each case, regardless of the due date of such Taxes), and any Taxes imposed on Purchaser or any of its Affiliates, including the Company (after the Closing), arising from the distribution of cash or any other property to Purchaser to perform its obligation pursuant to this Agreement and to consummate the transactions contemplated by this Agreement; provided that, for purposes of calculating income Taxes payable by Purchaser or its Affiliates, including the Company (after the Closing), in respect of the Gross Proceeds, any such income Taxes shall be computed after taking into account any net operating losses, non-capital loss carryforwards or other Tax attributes (including Tax credits) of the Company or its Affiliates in existence as of the Closing that are available to reduce income Taxes payable in respect of such Gross Proceeds after taking into account any limits of the usability of such attributes, including under Section 382 of the Code as reasonably determined by a nationally recognized tax advisor (and for the sake of clarity such income Taxes shall be calculated without taking into account any net operating losses, non-capital loss carryforwards or other Tax attributes generated by Purchaser or its Affiliates, including the Company (after Closing);

any reasonable and documented unreimbursed out-of-pocket costs and expenses incurred by Purchaser or any of its Affiliates, including the Company (after the Closing), in connection with (i) the applicable CVR Product(s) in respect of a Disposition or Permitted Disposition, or (ii) the Existing Partnerships, in each case including research and development costs, technology transfer costs, clinical trial wind down costs, contractual expenses and any costs in respect of head licenses for sublicensed technology and the development or prosecution, maintenance or enforcement by Purchaser or any of its Affiliates, including the Company (after the Closing), of the intellectual property related to the CVR Products, but excluding any such costs that are accounted for in Closing Transaction Expenses or Liabilities;

any reasonable and documented unreimbursed out-of-pocket costs and expenses incurred by Purchaser or any of its Affiliates, including the Company (after the Closing), in connection with (i) any Disposition or other business development related efforts after the Closing Date with respect to the relevant CVR Product(s) or intellectual property related to the CVR Products during or otherwise attributable to the Disposition Period or Existing Partnership Period, as applicable; and (ii) maintenance costs related to the CVRs or the CVR Products (including fees and expenses related to the Rights Agent and the Representative);

any reasonable and documented unreimbursed out-of-pocket costs and expenses incurred or accrued by Purchaser or any of its Affiliates, including the Company (after the Closing), in connection with Purchaser’s (i) commercially reasonable efforts to negotiate or enter into any Disposition Agreement or consummate a Disposition of any applicable CVR Product(s) or a Permitted Disposition, including any Representative’s fee, Right’s Agent fee, any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee, service fee or other fee, commission or expense owed to any broker, finder, investment bank, auditor, accountant, counsel, advisor or other third party in relation thereto, (ii) obligations under Section 4.6(a), including any such costs arising out of any third-party claims, demands, actions, or other proceedings relating to or in connection with any Disposition or Permitted Disposition, and (iii) efforts to recover any Tax Proceeds (provided that the foregoing shall not require Purchaser or any of its Affiliates, including the Company (after the Closing) to expend any minimum level of effort); and

any Liabilities existing or incurred prior to the Expiration Date that would have been required to be included in the calculation of Closing Net Cash in accordance with the Arrangement Agreement to the extent not taken account in the calculation of Closing Net Cash.

“Rights Agent” means the Rights Agent named in the first paragraph of this Agreement, until a successor Rights Agent will have become such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” will mean such successor Rights Agent.

“Tax Proceeds” means any cash or cash equivalents actually received prior to the Expiration Date by the Company or Repare Therapeutics USA, Inc. from any Governmental Entity (i) on account of investment tax credits, or GST/HST or QST reimbursements or refunds or (ii) in respect of Repare Therapeutics USA, Inc. on account of any Tax refunds in an expected amount of approximately $500,000 in each case, to the extent attributable to the period (or portion thereof) prior to the Closing, reduced by any Permitted Deductions.

Rules of Construction.

As used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders.

This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption of burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of this Agreement.

As used in this Agreement, the words “include,” “includes,” or “including” will be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” will not be exclusive.

When reference is made in this Agreement to an Article or Section, such reference will refer to Articles and Sections of this Agreement, as the case may be, unless otherwise indicated.

The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

All references to $ are to United States dollars.

CONTINGENT VALUE RIGHTS

CVRs; Authority; Appointment of Rights Agent. The CVRs represent the contractual rights of Holders to receive contingent cash payment of the CVR Proceeds from Purchaser pursuant to this Agreement. Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Purchaser and no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by the Rights Agent, and the Representative, constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. Neither the execution and delivery of this Agreement nor the performance by Purchaser of its obligations hereunder or the consummation of the transactions contemplated hereby will: (i) conflict with, or result in any violation of any provision of the certificate of incorporation, bylaws and other similar organizational documents of Purchaser; or (ii) conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation under, any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Purchaser or its properties or assets which violation, in the case of clause (ii), individually or in the aggregate, would reasonably be expected to have a material adverse effect on the ability of Purchaser to perform the obligations forth in this Agreement. No consent, approval, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to Purchaser in connection with the execution and delivery of this Agreement by Purchaser or the consummation by Purchaser of the transactions contemplated hereby, except as would not reasonably be expected to have a material adverse effect on the ability of Purchaser to perform the obligations set forth in this Agreement. Purchaser hereby appoints [●] as the Rights Agent to act as rights agent for Purchaser in accordance with the instructions hereinafter set forth in this Agreement, and [●] hereby accepts such appointment.

Nontransferable. Except for Permitted CVR Transfers, the CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of CVRs, in whole or in part, in violation of this Section 2.2 shall be void ab initio and of no effect.

No Certificate; Registration; Registration of Transfer; Change of Address.

The CVRs will be issued and distributed by Purchaser to each Holder in book-entry form only and will not be evidenced by a certificate or other instrument.

The Rights Agent will keep a register (the “CVR Register”) for the purpose of: (i) identifying the Holders (provided that the CVR Register will initially show one position for Cede & Co. as nominee for DTC, instead of showing individual Holders who received CVRs for Shares held by DTC in street name); and (ii) registering CVRs and Permitted CVR Transfers thereof. With respect to CVRs issued for Common Shares held by DTC on behalf of Holders who held such Common Shares in street name, the CVR Register will initially show one position for Cede & Co. as nominee for DTC, instead of showing the individual Holders of such CVRs. The Rights Agent will have no responsibility whatsoever directly to the street name holders with respect to transfers of CVRs unless and until such CVRs are transferred into the name of such street name holders in accordance with Section 2.2. With respect to any payments to be made under Section 2.4 below, the Rights Agent will accomplish the payment to any former street name holders of Common Shares by sending one lump payment to DTC. The Rights Agent will have no responsibilities whatsoever with regard to the distribution of payments by DTC to such street name holders. Upon request of a Holder or the Representative to Purchaser, Purchaser will cause the Rights Agent to make available to such Holder or the Representative, as applicable, a list of the other Holders, the number of CVRs held by each Holder, the contact information maintained by the Rights Agent with respect to each Holder and such other information relating to this Agreement as may be reasonably requested by the Representative and is information that is typically stored by a Rights Agent in accordance with general industry practices for similar types of engagements.

Subject to the restrictions on transferability set forth in Section 2.2 and subject to the Rights Agent’s bona fide procedures to validate the identity of a Holder, every request made to transfer a CVR must be in writing and accompanied by a written instrument of transfer, in form reasonably satisfactory to the Rights Agent pursuant to its guidelines, duly executed by the Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative duly authorized in writing, or the Holder’s survivor (with written documentation evidencing such Person’s status as the Holder’s survivor), and setting forth in reasonable detail the circumstances relating to the transfer. Upon receipt of such written notice and proper validation of the identity of such Holder, the Rights Agent will, subject to its reasonable determination that the transfer instrument is in proper form and the transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), register the transfer of the CVRs in the CVR Register. As a condition of such transfer, Purchaser and Rights Agent may require a transferring Holder or its transferee to pay to the applicable Governmental Entity any transfer, stamp, documentary, registration, or other similar Tax or governmental charge that is imposed in connection with any such registration of transfer. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Holder of a CVR of such applicable Taxes or charges unless and until the Rights Agent is reasonably satisfied that all such Taxes or charges have been paid or that such Taxes or charges are not applicable. All duly transferred CVRs registered in the CVR Register will be the valid obligations of Purchaser and will entitle the transferee to the same benefits and rights under this Agreement as those held immediately prior to the transfer by the transferor. No transfer of a CVR will be valid until registered in the CVR Register in accordance with this Agreement.

A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written notice and proper validation of the identity of such Holder, the Rights Agent will promptly record the change of address in the CVR Register.

Payment Procedures: Notices.

If a Disposition Agreement is entered into during the Disposition Period, then Purchaser shall promptly deliver to the Rights Agent (with a copy to the Representative) written notice indicating that a Disposition Agreement has been entered into and a copy of the Disposition Agreement and any ancillary agreements thereto.

On or prior to each CVR Payment Date, with respect to any Existing Partnership Proceeds, Disposition Proceeds, Tax Proceeds or any Additional Closing Net Cash Proceeds, Purchaser shall deliver to the Rights Agent (with a copy to the Representative): (i) written notice indicating that: (A) the Holders are entitled to receive one or more payments with respect to Existing Partnership Proceeds, Disposition Proceeds, Tax Proceeds or Additional Closing Net Cash Proceeds, as applicable; (B) the source and trigger event for such payment of Existing Partnership Proceeds, Disposition Proceeds, Tax Proceeds or Additional Closing Net Cash Proceeds, as applicable; and (C) a calculation of Gross Proceeds (including any calculation or supporting documentations applicable to any allocation determination for consideration related or not related to a CVR Product), Net Proceeds and any Permitted Deductions used to calculate such Existing Partnership Proceeds or Disposition Proceeds, with reasonable supporting detail for such Permitted Deductions, or other calculations used to calculate the Tax Proceeds or Additional Closing Net Cash Proceeds, as applicable (each such notice, a “CVR Payment Notice”); (ii) a letter of instruction setting forth, for each CVR, the CVR Payment Amount with respect thereto (including each component included in the calculation thereof); and (iii) any other letter of instruction reasonably required by the Rights Agent. On or prior to any CVR Payment Date, Purchaser shall deliver to the Rights Agent the CVR Payment Amounts required by Section 4.2. All payments by Purchaser hereunder shall be made in U.S.

dollars. For the avoidance of doubt, Purchaser shall have no further liability in respect of the relevant CVR Payment Amount upon delivery of such CVR Payment Amount in accordance with this Section 2.4(b) and the satisfaction of each of Purchaser’s obligations set forth in this Section 2.4(b). With respect to cash deposited by Purchaser with the bank or financial institution designated by Rights Agent, Rights Agent agrees to cause such bank or financial institution to establish and maintain a separate demand deposit account, therefor in the name of Rights Agent for the benefit of Purchaser. Rights Agent will only draw upon cash in such account(s) as required from time to time in order to make payments as required under this Agreement and any applicable tax withholding payments.

The Rights Agent will promptly, and in any event within ten (10) Business Days after receipt of the CVR Payment Notice as well as any letter of instruction reasonably required by the Rights Agent, send each Holder at its registered address a copy of the CVR Payment Notice and, following the applicable CVR Payment Date, promptly pay the CVR Payment Amount to each of the Holders reflected in the CVR Register as of the close of business on the CVR Payment Date.

Any portion of the CVR Payment Amount that remains undistributed to a Holder six (6) months after the date of the delivery of the applicable CVR Payment Date will be delivered by the Rights Agent to Purchaser, upon demand, and any Holder will thereafter look only to Purchaser for payment of the CVR Payment Amount, without interest, but such Holder will have no greater rights against Purchaser than those accorded to general unsecured creditors of Purchaser under applicable Laws.

None of Purchaser, any of its Affiliates, including the Company (after the Closing), or the Rights Agent will be liable to any Person in respect of the CVR Payment Amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If, despite Purchaser’s, any of its Affiliates’ and/or the Rights Agent’s commercially reasonable efforts to deliver the CVR Payment Amount to the applicable Holder, the CVR Payment Amount has not been paid prior to two (2) years after the applicable CVR Payment Date (or immediately prior to such earlier date on which the CVR Payment Amount would otherwise escheat to or become the property of any Governmental Entity), the CVR Payment Amount will, to the extent permitted by applicable Laws, become the property of Purchaser, free and clear of all claims or interest of any Person previously entitled thereto. In addition to and not in limitation of any other indemnity obligation herein, Purchaser agrees to indemnify and hold harmless Rights Agent with respect to any liability, penalty, cost or expense Rights Agent may incur or be subject to in connection with transferring such property to Purchaser.

Tax Matters.

Except to the extent any portion of the CVR Payment Amount is required to be treated as interest pursuant to applicable Laws, Purchaser and the Representative intend that (i) for all U.S. federal and applicable state and local income tax purposes: (A) the CVRs received in respect of Common Shares (which for avoidance of doubt does not include the Equity Award CVRs) are treated as additional consideration paid with respect to such Common Shares in connection with the Transactions; (B) any CVR Payment Amount received in respect of such CVRs is treated as an amount realized on the disposition or partial disposition of the applicable CVRs; and (C) any CVR Payment Amount paid in respect of any Equity Award CVR is treated as wages in the year in which the CVR Payment Amount is made (and not upon the receipt of such CVR); and (ii) for all Canadian federal and applicable provincial and territorial income tax purposes, the Equity Award CVRs received by a Person subject to Canadian income taxation will be treated as additional compensation for the disposition of the Options or RSUs, as applicable, pursuant to the Arrangement, and any subsequent CVR Payment Amount received in respect of such Equity Award CVRs will be treated as an amount realized on the disposition or partial disposition of such Equity Award CVRs (clauses (i) and (ii), collectively, the “Intended Tax Treatment”). Parent and Purchaser shall file all Tax Returns in a manner consistent with the Intended Tax Treatment, unless otherwise required by applicable Laws.

In addition to any Permitted Deductions, Purchaser and its Affiliates (including the Company, after the Closing) and the Rights Agent shall be entitled to deduct and withhold, or cause to be deducted or withheld, from each CVR Payment Amount or any other amounts otherwise payable pursuant to this Agreement such amounts as may be required to be deducted and withheld therefrom under applicable Laws. With respect to Holders who received Equity Award CVRs, any such withholding may be made, or caused to be made, by the Company through the payroll system or any successor payroll system of Purchaser or any of its Affiliates, including the Company (after the Closing). Prior to making (or causing to be made) any such Tax deduction or withholding, Purchaser shall instruct the Rights Agent to provide the opportunity for the Holders to provide properly completed and duly executed Internal Revenue Service Forms W-9 or appropriate W-8, as applicable, or any other reasonably appropriate forms or information from Holders in order to avoid or reduce withholding. Purchaser, any of its Affiliates (including the Company, after the Closing) and the Rights Agent shall promptly and timely remit, or cause to be remitted, any amounts withheld in respect of Taxes to the appropriate Governmental Entity. To the extent any amounts are so deducted and withheld and remitted to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

Purchaser and the Representative intend that each payment provided under this Agreement with respect to an Equity Award CVR (the “Payments”) is a separate “payment” for purposes Section 1.409A-2(b)(2)(i) of the U.S. Treasury Regulations. For the avoidance of doubt, Purchaser and the Representative intend that the Payments (i) shall be deemed conditional payments subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder and any state law of similar effect (collectively “Section 409A”), and (ii) satisfy, to the greatest extent possible, the exemption from the application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4) and, to the extent not so exempt, that the Payments comply, and this Agreement be interpreted to the greatest extent possible, as consistent with Treasury Regulations Section 1.409A-3(i)(5)(iv)(A) – that is, as “transaction-based compensation.” To the extent this Agreement (and any definitions hereunder), or any payments hereunder, are not exempt, they shall be construed in a manner that complies with Section 409A, including by reason of satisfying the “transaction-based compensation” provisions thereunder and shall incorporate by reference all required definitions and payment terms. Notwithstanding the foregoing, none of Purchaser, the Company (after the Closing) or the manager of Purchaser, or any of their respective representatives make any representation or warranty and will have no liability to a Holder or transferee or any other Person if any payments under any provisions of this Agreement are determined to constitute deferred compensation under Section 409A of the Code (or any similar provisions of applicable state or local law) that are subject to certain additional federal, state or other taxes. Purchaser may provide each recipient of an Equity Award CVR with a notice or award agreement setting forth the terms and condition of the holder’s entitlement to payments under such Equity Award CVR in accordance with the terms of this Agreement. Rights Agent makes no representations or warranties with respect to tax treatment of the CVRs. None of the Rights Agent, its Affiliates or the services provided by the Rights Agent hereunder are intended to provide legal, tax or financial advice.

No Voting, Dividends or Interest; No Equity or Ownership Interest in Purchaser or any of its Affiliates.

The CVRs will not have any voting or dividend rights, and interest will not accrue on any amounts payable on the CVRs to any Holder.

The CVRs will not represent any equity or ownership interest in Purchaser, the Company or any of their respective Affiliates. It is hereby acknowledged and agreed that a CVR shall not constitute a security of Purchaser.

Each Holder acknowledges and agrees to the appointment and authority of the Representative to act as the exclusive representative, agent and attorney-in-fact of such Holder and all Holders as set forth in this Agreement. Each Holder agrees that such Holder will not challenge or contest any action, inaction, determination or decision of the Representative or the authority or power of the Representative and will not threaten, bring, commence, institute, maintain, prosecute or voluntarily aid any action, which challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, including the provisions relating to the authority of the Representative to act on behalf of such Holder and all Holders as set forth in this Agreement. All actions taken by the Representative under this Agreement shall be binding upon each Holder and such Holder’s successors as if expressly confirmed and ratified in writing by such Holder, and all defenses which may be available to any Holder to contest, negate or disaffirm the action of the Representative taken in good faith under this Agreement are waived.

Purchaser, its manager and its officers and Affiliates will not be deemed to have any fiduciary or similar duties to any Holder by virtue of this Agreement.

It is hereby acknowledged and agreed that the CVRs and the possibility of any payment hereunder with respect thereto are highly speculative and subject to numerous factors outside of Purchaser’s control, and there is no assurance that Holders will receive any payments under this Agreement or in connection with the CVRs. The parties acknowledge that it is possible that no Existing Partnership Proceeds, Disposition Proceeds, Tax Proceeds or Additional Closing Net Cash Proceeds will accrue during the Existing Partnership Period and that there will not be any Gross Proceeds that may be the subject of a CVR Payment Amount.

Ability to Renounce or Abandon CVR. Notwithstanding anything to the contrary contained herein, any Holder or Holder’s successor or assign pursuant to a Permitted CVR Transfer may, at any time, at such Holder’s option, agree to renounce, in whole or in part, its rights under this Agreement and abandon all of such Holder’s remaining rights in a CVR by transferring such CVR to Purchaser without consideration therefor, effected by written notice to the Rights Agent, the Representative and Purchaser, which renouncement and abandonment notice, if given, shall be irrevocable. Nothing in this Agreement shall prohibit Purchaser or any of its Affiliates, including the Company (after the Closing), from offering to acquire or acquiring any CVRs for consideration from the Holders, in private transactions or otherwise, in its sole discretion. Any CVRs acquired by Purchaser or any of its Affiliates, including the Company (after the Closing), shall be automatically deemed extinguished and no longer outstanding for purposes of the definition of Acting Holders and ARTICLE VI and Section 6.3 hereunder.

THE RIGHTS AGENT

Certain Duties and Responsibilities. The provisions of this Article III shall survive the termination of this Agreement and the resignation, replacement or removal of the Rights Agent, and the exercise, termination and expiration of the CVRs. The Rights Agent will not have any liability for any actions taken or not taken in connection with this Agreement, except to the extent of its bad faith, gross negligence, fraud or willful misconduct (in each case as determined by a court of competent jurisdiction). IN NO EVENT WILL THE RIGHTS AGENT BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT (INCLUDING LOST PROFITS, DAMAGE TO REPUTATION OR LOST SAVINGS), EVEN IF FORESEEABLE AND EVEN IF RIGHTS AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Certain Rights of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations will be read into this Agreement against the Rights Agent. In addition, Purchaser and the Representative (on behalf of the Holders) each agree that the Rights Agent shall have the following rights:

the Rights Agent may rely on and will be protected and held harmless by Purchaser in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, power of attorney, endorsement, direction, consent, order or other paper or document believed by it in good faith to be genuine and to have been signed, executed and, where necessary, verified or acknowledged or presented by the proper party or parties;

the Rights Agent may rely on and shall be held harmless by Purchaser in acting upon written (including electronically transmitted) or oral instructions from Purchaser, the Representative or any Holder with respect to any matter relating to its acting as Rights Agent;

whenever the Rights Agent deems it desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Rights Agent may: (i) rely upon an Officer’s Certificate, which certificate shall be full authorization and protection to the Rights Agent; and (ii) the Rights Agent shall, in the absence of bad faith, gross negligence, fraud or willful misconduct on its part (in each case, as determined by a court of competent jurisdiction), incur no liability and be held harmless by Purchaser for or in respect of any action taken or omitted to be taken by it under the provisions of this Agreement in reliance upon such Officer’s Certificate;

the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel will, in the absence of bad faith, gross negligence, fraud or willful misconduct (in each case, as determined by a court of competent jurisdiction), provide full and complete authorization and protection to the Rights Agent and the Rights Agent shall be held harmless by Purchaser in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

the permissive rights of the Rights Agent to do things enumerated in this Agreement will not be construed as a duty;

the Rights Agent will not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the CVR Proceeds;

the Rights Agent shall not be liable for or by reason of, and shall be held harmless by Purchaser with respect to, any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by Purchaser only;

the Rights Agent will have no liability and shall be held harmless by Purchaser in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent assuming the due execution and delivery hereof by Purchaser), nor shall it be responsible for any breach by Purchaser of any covenant or condition contained in this Agreement;

the Rights Agent shall not be required to perform any action if such action would cause the Rights Agent to violate any applicable law, regulation or court order;

the Rights Agent shall not be deemed to have any knowledge of any event of which it was to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing;

the Rights Agent shall not assume any obligations or relationship of agency or trust with the Representative or any Holder;

Purchaser agrees to indemnify the Rights Agent and its affiliates, and its and their respective employees, officers, directors, representatives and advisors for, and hold such Persons harmless against, any loss, liability, damage, judgment, fine, penalty, cost or expense (each, a “Loss”) arising out of or in connection with the Rights Agent’s duties under this Agreement, including the reasonable, documented and necessary out-of-pocket costs and expenses of defending Rights Agent against any claims, charges, demands, actions or suits arising out of or in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement or enforcing its rights hereunder, unless such Loss has been determined by a court of competent jurisdiction to be a result of Rights Agent’s gross negligence, bad faith, fraud or willful misconduct; provided that this Section 3.2(l) shall not apply with respect to income, receipt, franchise or similar Taxes;

Purchaser agrees: (i) to pay the fees and expenses of the Rights Agent in connection with this Agreement as agreed upon in writing by the Rights Agent and Purchaser on or prior to the date hereof; and (ii) to reimburse the Rights Agent for all reasonable, documented and necessary out-of-pocket expenses paid or incurred by the Rights Agent in connection with the administration by the Rights Agent of its duties hereunder, including all stamp and transfer Taxes (and excluding for the avoidance of doubt any income, receipt, franchise or similar) and governmental charges, except that Purchaser will have no obligation to pay the fees of the Rights Agent or reimburse the Rights Agent for the fees of counsel in connection with any lawsuit initiated by the Rights Agent on behalf of itself, except in the case of any suit enforcing the provisions of Section 2.4(a), Section 2.4(b), Section 2.4(c), Section 2.4(d) or Section 3.2, if Purchaser is found by a court of competent jurisdiction to be liable to the Rights Agent or the Holders, as applicable in such suit; and

no provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

Resignation and Removal; Appointment of Successor.

The Rights Agent may resign at any time by giving written notice thereof to Purchaser (with a copy to the Representative) specifying a date when such resignation will take effect, which notice will be sent at least sixty (60) days prior to the date so specified but in no event will such resignation become effective until a successor Rights Agent has been appointed. The Representative shall have the right to remove Rights Agent at any time by specifying a date when such removal will take effect but no such removal will become effective until a successor Rights Agent has been appointed. Notice of such removal will be given by the Representative to Rights Agent (with a copy to Purchaser), which notice will be sent at least sixty (60) days prior to the date so specified.

If the Rights Agent provides notice of its intent to resign, is removed pursuant to Section 3.3(a) or becomes incapable of acting, Purchaser and the Representative, acting in concert, will, as soon as is reasonably possible, appoint a qualified successor Rights Agent who, unless otherwise consented to in writing by the Acting Holders, shall be a stock transfer agent of national reputation or the corporate trust department of a commercial bank. The successor Rights Agent so appointed will, forthwith upon its acceptance of such appointment in accordance with Section 3.4, become the successor Rights Agent. Notwithstanding the foregoing, if Purchaser shall fail to make such appointment within a period of 60 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the Acting Holders may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. The successor Rights Agent so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 3.5, become the successor Rights Agent.

Purchaser will give notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice will include the name and address of the successor Rights Agent. If Purchaser fails to send such notice within ten (10) Business Days after acceptance of appointment by a successor Rights Agent in accordance with Section 3.4, the successor Rights Agent will cause the notice to be mailed at the expense of Purchaser. Failure to give any notice provided for in this Section 3.3, however, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Transition Support. Rights Agent will cooperate with Purchaser, the Representative and any successor Rights Agent as reasonably requested in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including the transfer of all relevant data, including transferring the CVR Register to the successor Rights Agent.

Acceptance of Appointment by Successor. Every successor Rights Agent appointed pursuant to Section 3.3(b) hereunder will execute, acknowledge and deliver to Purchaser and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the retiring Rights Agent. On request of Purchaser or the successor Rights Agent, the retiring Rights Agent will execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers, trusts and duties of the retiring Rights Agent.

COVENANTS

List of Holders. Purchaser will furnish or cause to be furnished to the Rights Agent (with a copy to the Representative) in such form as Purchaser receives from the Company’s transfer agent (or other agent performing similar services for Purchaser), the names and addresses of the Holders of such securities within thirty (30) days of the Closing.

Payment of CVR Payment Amounts. Purchaser shall, on or prior to any CVR Payment Date, deposit with the bank or financial institution designated by the Rights Agent, for payment to the Holders in accordance with Section 2.4, the aggregate amount necessary to pay the CVR Payment Amount to each Holder.

Discretion and Decision-Making Authority. Notwithstanding anything herein to the contrary, but subject to Purchaser’s obligations as set forth in Section 4.6, (a) Purchaser and its Affiliates, including the Company (after the Closing), shall have the power and right to control all aspects of their businesses and operations (and all of their assets and products), and subject to its compliance with the terms of this Agreement, Purchaser and its Affiliates, including the Company (after the Closing), may exercise or refrain from exercising such power and right as it may deem appropriate and in the best overall interests of Purchaser and its Affiliates, including the Company (after the Closing), and its and their stockholders, rather than the interest of the Holders; and (b) following the Efforts Disposition Period, the Company shall be permitted to take (or omit) any action in respect of the CVR Products.

Audit Right. Upon the prior written request by the Representative, Purchaser shall meet at reasonable times during normal business hours with the Representative to discuss the content of any CVR Payment Notice. Purchaser agrees to maintain, for at least six (6) months after the last possible payment of CVR Proceeds, all books and records relevant to the calculation of a CVR Payment Amount and the amount of Gross Proceeds, Net Proceeds and Permitted Deductions or any other calculations with respect to the Additional Closing Net Cash Proceeds, as applicable. Subject to reasonable advance written notice from the Representative and prior execution and delivery by an independent accounting firm of national reputation chosen by the Representative (the “Accountant”) of a reasonable and customary confidentiality/nonuse agreement, Purchaser shall permit the Representative and the Accountant, acting as agent of the Representative (on behalf of the Holders), for one (1) year after the last possible payment of CVR Proceeds, to have access during normal business hours to the books and records of Purchaser as may be reasonably necessary to audit the calculation of such CVR Payment Amount, the calculation of the amount of Gross Proceeds, Net Proceeds and Permitted Deductions or any calculations with respect to the Additional Closing Net Cash Proceeds, as applicable.

Assignments. Purchaser shall not, in whole or in part, assign any of its obligations under this Agreement other than in accordance with the terms of Section 6.3.

Additional Covenants.

During the Existing Partnership Period, Purchaser shall, and shall cause its Affiliates (including the Company (after the Closing)), and licensees and rights transferees to, use commercially reasonable efforts to (i) maintain and enforce the Existing Partnership Agreements and (ii) comply in all material respects with their respective covenants and obligations under each Existing Partnership Agreement.

During the Efforts Disposition Period, Purchaser shall, and shall cause its Affiliates (including the Company (after the Closing)), licensees and rights transferees to, use commercially reasonable efforts to (i) enter into one or more Disposition Agreements as promptly as practicable following the Closing, (ii) maintain and enforce any Disposition Agreements entered into prior to or following the Closing Date and (iii) retain an employee or consultant of Purchaser or the Company for the purpose of maintaining and preserving the CVR Products.

During the Efforts Disposition Period, Purchaser shall, and shall cause its Affiliates (including the Company (after the Closing)), and licensees and rights transferees to, use commercially reasonable efforts to comply in all material respects with their respective covenants and obligations under each such Disposition Agreement.

During the Efforts Disposition Period, Purchaser shall, and shall cause its Affiliates (including the Company (after the Closing)), licensees and rights transferees to, use commercially reasonable efforts to maintain and prosecute the intellectual property relating to the CVR Products. For the avoidance of doubt, Purchaser and (after the Closing) the Company are not obligated to pursue new clinical, manufacturing or enabling work with respect to the CVR Products, except as otherwise required pursuant to the applicable Disposition Agreement, Existing Partnership Agreement, or agreement governing a Permitted Disposition.

During the Existing Partnership Period and the Disposition Period, Purchaser shall, and (after the Closing) shall cause the Company to maintain the CVRs (including fees and expenses related to the Rights Agent and the Representative).

During the Disposition Period: (i) Purchaser shall, and (after the Closing) shall cause the Company to, maintain records in the ordinary course of business pursuant to record-keeping procedures normally used by Purchaser and the Company regarding their respective activities (including its resources and efforts) with respect to entering into Disposition Agreements; and (ii) to the extent the Company licenses, sells, assigns or otherwise transfers intellectual property and other rights (including, without limitation, all data, marketing authorizations and applications for marketing authorization), assets, rights, powers, privileges and Contracts, the Company will require the licensee, purchaser, assignee, or transferee, as applicable to provide the information necessary for Purchaser to comply with its obligations under this Agreement.

During the Existing Partnership Period (including any Tail Period), upon the reasonable written request from the Representative, Purchaser will provide: (i) the Representative with a written update in reasonable detail describing the progress, status and anticipated trajectory of efforts in respect of the Existing Partnerships; and (ii) the anticipated timing of receiving payments in respect of the Existing Partnerships, in each case up to (A) one time in a fiscal quarter of each calendar year during the Existing Partnership Period and (B) one time during the Tail Period. The Representative agrees to maintain the confidentiality of any such update or other confidential information provided by Purchaser to the Representative under this Agreement; provided that the Representative may disclose any such update or other information to the Representative.

During the Disposition Period (including any Tail Period), upon the reasonable written request from the Representative, Purchaser will provide: (i) the Representative with a written update in reasonable detail describing the progress, status and anticipated trajectory of efforts in respect of the Disposition Agreement; and (ii) the anticipated timing of receiving payments in respect of the Disposition Agreements, in each case up to (A) one time in a fiscal quarter of each calendar year during the Disposition Period and (B) one time during the Tail Period. The Representative agrees to maintain the confidentiality of any such update or other confidential information provided by Purchaser to the Representative under this Agreement; provided that the Representative may disclose any such update or other information to the Representative of its Affiliates.

In the event that Purchaser desires to consummate a Change of Control or other disposition of the CVR Products prior to the Expiration Date, Purchaser shall cause the Person acquiring the assets, shares or voting interests in the Company (or its successor) or the applicable CVR Products, as applicable, to assume Purchaser’s or its successor’s (as applicable depending upon the structure of the Change of Control) obligations, duties and covenants under this Agreement. No later than five (5) Business Days after the consummation of any Change of Control or other transaction, Purchaser will deliver to the Rights Agent an Officer’s Certificate, stating that such Change of Control or other transaction complies with this Section 4.6(i) and that all conditions precedent herein relating to such transaction have been complied with.

AMENDMENTS

Amendments without Consent of Holders.

Without the consent of any Holders, the Representative, Purchaser and the Rights Agent, at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:

to evidence the succession of another Person to Purchaser and the assumption by any such successor of the covenants of Purchaser herein as provided in Section 6.3; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

to add to the covenants of Purchaser such further covenants, restrictions, conditions or provisions as the Representative, Purchaser and the Rights Agent will consider to be for the protection of the Holders;

to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and to ensure that the CVRs are not subject to any similar registration or prospectus requirement under applicable securities laws outside of the United States; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

to evidence the succession of another Person as a successor Rights Agent or the Representative and the assumption by any such successor of the covenants and obligations of the Rights Agent or the Representative, as applicable, herein in accordance with Section 3.3 and Section 3.4; or

any other amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement; provided that, in each case, such addition, elimination or change does not adversely affect the interests of the Holders in any material respect.

Without the consent of any Holders, the Representative, Purchaser and the Rights Agent, in their sole and absolute discretion, at any time and from time to time, may enter into one or more amendments hereto, to reduce the number of CVRs which, and only in the event that, any Holder agrees to renounce and abandon such Holder’s rights under this Agreement in accordance with Section 2.7.

Promptly after the execution by the Representative, Purchaser and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, Purchaser shall mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Amendments with Consent of Holders.

Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the Holders), with the consent of the Acting Holders, whether evidenced in writing or taken at a meeting of the Holders, the Representative, Purchaser and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is materially adverse to the interests of the Holders.

Promptly after the execution by Purchaser the Representative, and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1(c), Purchaser will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Execution of Amendments. In executing any amendment permitted by this ARTICLE V, the Rights Agent will be entitled to receive, and will be fully protected in relying upon, an opinion of counsel selected by Purchaser stating that the execution of such amendment is authorized or permitted by this Agreement. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise.

Effect of Amendments. Upon the execution of any amendment under this ARTICLE V, this Agreement will be modified in accordance therewith, such amendment will form a part of this Agreement for all purposes and every Holder will be bound thereby. Notwithstanding anything in this Agreement to the contrary, the Rights Agent and the Representative shall not be required to execute any supplement or amendment to this Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities under this Agreement or, with respect to the Representative, the rights, duties, obligations or immunities of the Holders under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by Purchaser, Rights Agent and the Representative.

OTHER PROVISIONS OF GENERAL APPLICATION.

Notice. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered in Person or by email, or by overnight courier, or three (3) Business Days after being sent by registered or certified mail (postage prepaid, return receipt requested), provided that with respect to notices delivered to the Representative, such notices must be delivered solely via email, as follows:

If to the Rights Agent, to it at:

[●]

Email: [●]

With a copy (which shall not constitute notice) to:

[●]

Email: [●]

If to the Representative, to it at:

[●]

Email: [●]

If to Purchaser:

XenoTherapeutics, Inc.

[●]

Attention: [●]

Email:   [●]

Any party may specify a different address by giving notice in accordance with this Section 6.1.

Notice to Holders. Where this Agreement provides for notice to Holders, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders.

Successors and Assigns. Purchaser may assign any or all of its rights, interests and obligations hereunder in its sole discretion and without the consent of any other party: (i) to any controlled Affiliate of Purchaser, but only for so long as it remains a controlled Affiliate of Purchaser (and Purchaser shall cause such Affiliate to immediately assign all of its rights, interests and obligations hereunder to Purchaser if and when such Affiliate ceases to be a controlled Affiliate of Purchaser); (ii) in compliance with Section 4.6(i) or (iii) otherwise with the prior written consent of the Acting Holders (such consent not to be unreasonably withheld, conditioned or delayed), any other Person (any permitted assignee under clauses (i), (ii) or (iii), an “Assignee”), in each case provided that the Assignee agrees to assume and be bound by all of the terms of this Agreement as if it were Purchaser. Any Assignee may thereafter assign all of its rights, interests and obligations hereunder in the same manner, and subject to the same conditions, as Purchaser pursuant to the prior sentence. In connection with any assignment to an Assignee described in clauses (i) or (ii) above in this Section 6.3, Purchaser shall agree to remain liable for the performance by each Assignee of all obligations of Purchaser hereunder with such Assignee substituted for Purchaser under this Agreement. This Agreement will be binding upon, inure to the benefit of and be enforceable by each of Purchaser’s successors and each Assignee. Subject to compliance with the requirements set forth in this Section 6.3 relating to assignments, this Agreement shall not restrict Purchaser’s ability to merge or consolidate with, or sell, issue or dispose of its stock or other equity interests or assets to, any other Person. Each of Purchaser’s successors and Assignees shall expressly assume by an instrument supplemental hereto, executed and delivered to the Rights Agent (with a copy to the Representative), the due and punctual payment of the CVR Proceeds and the due and punctual performance and observance of all of the covenants and obligations of this Agreement to be performed or observed by Purchaser. The Rights Agent may not assign this Agreement without the Representative’s written consent, except to an affiliate of the Rights Agent in connection with a corporate restructuring or to a successor Rights Agent in accordance with the terms of this Agreement. Any attempted assignment of this Agreement or any such rights in violation of this Section 6.3 shall be void and of no effect.

Benefits of Agreement. Nothing in this Agreement, express or implied, will give to any Person (other than the Rights Agent, the Representative, Purchaser, Purchaser’s successors and assignees, the Holders and the Holders’ successors and assigns pursuant to a Permitted CVR Transfer) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the foregoing. The rights of Holders and their successors and assigns pursuant to Permitted CVR Transfers are limited to those expressly provided in this Agreement. Notwithstanding anything to the contrary herein, the Representative shall not commence any legal proceeding under this Agreement on behalf of or to enforce the rights of the Holders except at the direction of and with the prior written consent of the Acting Holders. Except for the rights of the Rights Agent and the Representative set forth herein, the Acting Holders will have the sole right, on behalf of all Holders, by virtue of or under any provision of this Agreement, to institute any action or proceeding with respect to this Agreement, and no individual Holder or other group of Holders will be entitled to exercise such rights. Reasonable expenditures incurred by such Holders in connection with any enforcement action hereunder may be deducted from any damages or settlement obtained prior to the distribution of any remainder to Holders generally. Holders acting pursuant to this provision on behalf of all Holders shall have no liability to the other Holders for such actions. The Representative and all Holders (including the Acting Holders) must enforce any such legal or equitable rights, remedies or claims under this Agreement against Purchaser and not against the Rights Agent.

Governing Law; Jurisdiction; Waiver of Jury Trial.

This Agreement, the CVRs and all actions arising under or in connection therewith shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

Each of the parties hereto (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if (but only if) such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware and any appellate court therefrom (collectively, the “Delaware Courts”); and (ii) consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 6.1. Each of the parties irrevocably and unconditionally: (A) agrees not to commence any such action or proceeding except in the Delaware Courts; (B) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Delaware Courts; (C) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the jurisdiction or laying of venue of any such action or proceeding in the Delaware Courts; and (D) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Delaware Courts.

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH PARTY HERETO (A) MAKES THIS WAIVER VOLUNTARILY AND (B) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 6.5(C).

Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

Counterparts and Signature. This Agreement may be executed in two or more counterparts (including by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other party, it being understood that the parties need not sign the same counterpart.

Termination. This Agreement will be terminated and of no force or effect, the parties hereto will have no liability hereunder (other than with respect to monies due and owing by Purchaser to the Rights Agent and/or the Representative), and no payments will be required to be made, upon the earliest to occur of: (a) the delivery by the Rights Agent to each Holder of all CVR Payment Amounts required to be paid under the terms of this Agreement; (b) the delivery of a written notice of termination duly executed by Purchaser, the Company and the Acting Holders; or (c) the Expiration Date; provided, that if on the Expiration Date (i) Gross Proceeds are due to, but not yet received by, Purchaser or any of its Affiliates or (ii) CVR Payment Amounts have been determined to be payable to Holders pursuant hereto which have not yet been paid, in each of cases (i) and (ii), then this Agreement shall terminate in accordance with this Section 6.8(c) on the date that is the first anniversary of the Expiration Date (such additional period, the “Tail Period”). For the avoidance of doubt and notwithstanding anything to the contrary, nothing herein shall terminate or otherwise negatively affect any of the rights or remedies of the Representative with respect to the Holders pursuant to this Agreement or otherwise.

Entire Agreement. This Agreement, the Arrangement Agreement (including the schedules, annexes and exhibits thereto and the documents and instruments referred to therein) contain the entire understanding of the parties hereto and thereto with reference to the transactions and matters contemplated hereby and thereby and supersede all prior agreements, written or oral, among the parties with respect hereto and thereto.

Legal Holiday. In the event that the CVR Payment Date shall not be a Business Day, then, notwithstanding any provision of this Agreement to the contrary, any payment required to be made in respect of the CVRs on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the CVR Payment Date.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

XENOTHERAPEUTICS, INC.

By
Name
Title

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

[RIGHTS AGENT] solely in its capacity as Rights Agent

By
Name
Title

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

[REPRESENTATIVE], solely in its capacity as Representative

By
Name
Title

Exhibit 10.1

FORM OF D&O VOTING AND SUPPORT AGREEMENT

November 14, 2025

XENO ACQUISITION CORP.

2200 Powell Street, Suite 310

Emeryville, California 94608

Dear Sirs/Madams:

Re:	Voting and Support Agreement

The undersigned understands that Xeno Acquisition Corp. (the “Purchaser”), XenoTherapeutics, Inc., Repare Therapeutics Inc. (the “Company”) and, solely for purposes of Section 9.15 thereof, XOMA Royalty Corporation wish to enter into an arrangement agreement dated as of the date hereof (the “Agreement”) contemplating an arrangement (the “Arrangement”) of the Company under Chapter XVI, Division II of the Business Corporations Act (Québec), the result of which shall be the acquisition by the Purchaser of all the issued and outstanding common shares of the Company (the “Shares”).

All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

1.

The undersigned hereby agrees, solely in his or her capacity as a securityholder of the Company and not in his or her capacity as an officer or director of the Company, from the date hereof until the earlier of (i) the Effective Time and (ii) the termination of the Agreement in accordance with its terms:

(a)

to vote or to cause to be voted all of the Subject Securities (as defined below) entitled to vote, including any other such securities of the Company directly or indirectly acquired by or issued to the undersigned after the date hereof, (i) in favour of the approval of the Arrangement Resolution, the Alternate Resolution and any proposal to adjourn or postpone the Meeting if such adjournment or postponement is proposed pursuant to and in compliance with the provisions of the Agreement; and (ii) against any Acquisition Proposal and any other matter which could reasonably be expected to frustrate, breach, interfere with, prevent or delay the completion of transactions contemplated in the Agreement, including, but not limited to material transactions such as (A) any removal, replacement or increase in the board of directors of the Company; (B) any recapitalization, arrangement, amalgamation or similar transaction of or involving the Company or any of its Subsidiaries; or (C) any change in the authorized or issued capital of the Company or any amendment of the Company’s articles or notice of articles or other constating documents, in each case other than as contemplated by the Agreement or Plan of Arrangement;

(b)

no later than ten (10) days prior to the Meeting, to deliver or to cause to be delivered to the Company duly executed proxies or voting instruction forms voting, as applicable, in favour of the approval of the Arrangement Resolution and the Alternate Resolution, such proxy or voting instruction forms not to be revoked, amended or withdrawn without the prior written consent of the Purchaser, and, if applicable, name in such proxy (or proxies) or voting instruction form (or voting instruction forms), as applicable, those individuals as may be designated by the Company in the Circular for such purpose;

(c)

not to, directly or indirectly (including through any of its Representatives): (i) make, solicit, assist, initiate, encourage, promote or otherwise facilitate (including by way of furnishing, providing access to or disclosing information, books and records, facilities or properties of the Company or a Subsidiary of the Company or entering into any form of written or oral agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal; (ii) enter into continue or otherwise participate or engage in or otherwise facilitate any discussions or negotiations with any person (other than the Purchaser and its affiliates and their respective Representatives), or otherwise cooperate in any way with, or assist or participate in, encourage or otherwise facilitate, any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal, (iii) accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, any Acquisition Proposal; (iv) withdraw support, amend or modify support in a manner adverse to Purchaser, or propose publicly to withdraw support, from the transactions contemplated by the Agreement, (v) enter, or propose publicly to enter, into any agreement related to any Acquisition Proposal; (vi) act jointly or in concert with others with respect to voting securities of the Company for the purpose of opposing or competing with the Purchaser in connection with the Agreement; or (vii) join in the requisition of any meeting of the securityholders of the Company for the purpose of considering any resolution related to any Acquisition Proposal;

(d)

to, and to cause each of its affiliates to and to instruct each of its and their Representatives to, immediately cease and terminate any existing solicitation, knowing encouragement, discussions, negotiations or other activities it is engaged in with any persons (other than the Purchaser and its affiliates) with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to, an Acquisition Proposal;

(e)

except as contemplated by the Agreement and this letter agreement or as required by Law and/or securities regulation, not to, directly or indirectly, (i) sell, transfer, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement (including any profit sharing arrangement, forward sale or other monetization arrangement) with respect to the Transfer of any of its Subject Securities to any person; (ii) grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities, enter into any voting trust or pooling agreement or arrangement in respect of the Subject Securities, or requisition or join in any requisition of any meeting of Shareholders or other securityholders of the Company; or (iii) agree to take any of the actions described in the foregoing clauses (i) and (ii); provided that the undersigned may (x) exercise and/or settle Options to acquire additional Shares, and (y) Transfer Subject Securities to a corporation, family trust, registered retirement savings plan or other entity directly or indirectly owned or controlled by the undersigned or under common control with or controlling the undersigned provided that (A) such Transfer shall not relieve or release the undersigned of or from his or her obligations under this letter agreement, including, without limitation, the obligation of the undersigned to vote or cause to be voted all Subject Securities at the Meeting in favour of the approval of the Arrangement Resolution and any other matter necessary for the consummation of the transactions contemplated by the Agreement, (B) prompt written notice of such Transfer is provided, (C) the transferee continues to be a corporation, trust, registered retirement savings plan or other entity directly or indirectly controlled by the undersigned or under common control with or controlling the undersigned, at all times prior to the termination of this letter agreement; and (D) the transferee agrees in writing in favour of the Purchaser to be bound by all of the terms and conditions of this letter agreement as if it were a party hereto;

(f)

to forthwith revoke any and all previous proxies granted or voting instruction forms delivered, or other voting agreements or arrangements that may conflict with or be inconsistent with the matters set forth in this letter agreement; and

(g)

not to exercise any rights of appraisal or rights of dissent provided under any applicable Laws, including Dissent Rights, or otherwise in connection with the Arrangement or the transactions contemplated by the Agreement.

2.

Notwithstanding any provision of this letter agreement to the contrary, the Purchaser hereby agrees and acknowledges that the undersigned is executing this letter agreement and is bound hereunder solely in his or her capacity as a securityholder of the Company. Without limiting the provisions of the Agreement, nothing contained in this letter agreement shall limit or affect any actions the undersigned may take in his or her capacity as a director or officer of the Company or limit or restrict in any way the exercise of his or her fiduciary duties as director or officer of the Company.

3.

The undersigned hereby represents and warrants that (a) this letter agreement has been duly executed and delivered and is a valid and binding agreement, enforceable against the undersigned in accordance with its terms, and the performance by the undersigned of its obligations hereunder will not constitute a violation or breach of or default under, or conflict with, any contract, commitment, agreement, understanding or arrangement of any kind to which the undersigned will be a party and by which the undersigned will be bound at the time of such performance, (b) he or she has been afforded the opportunity to obtain independent legal advice and confirms by the execution of this letter agreement that he or she has either done so or waived his or her right to do so in connection with the entering into of this letter agreement, and that any failure on the undersigned’s part to seek independent legal advice shall not affect (and the undersigned shall not assert that it affects) the validity, enforceability or effect of this letter agreement, (c) as of the date hereof, he or she, or one of his or her Affiliates or associates is, the sole, registered and/or beneficial owner of the number of Shares, Options, RSUs any other securities convertible into or exchangeable or exercisable for Shares, or any other rights to acquire Shares, as set forth on the signature page to this letter agreement (collectively, “Subject Securities”), with good title thereto free of any and all encumbrances and demands of any nature or kind whatsoever, and he or she has the sole right to vote (in the case of the Shares) and sell (in the case of transferable Subject Securities) all of the Subject Securities, (d) except for the Agreement and this letter agreement, no person has any agreement or option, or any right or privilege (whether by law, preemptive or contractual) capable of becoming an agreement or option for the purchase, acquisition or transfer from the undersigned or the applicable holder of any of the Subject Securities, (e) to the undersigned’s knowledge, there is no claim, action, litigation, audit, investigation, lawsuit, arbitration, mediation or other proceeding pending or threatened against or otherwise affecting the undersigned or this letter agreement which, individually or in the aggregate, would reasonably be expected to have an adverse effect on or otherwise impair the ability of the undersigned to deliver this letter agreement and to perform its obligations contemplated hereby, and (f) the only securities of the Company beneficially owned or controlled, directly or indirectly, by the undersigned on the date hereof are the Subject Securities. The undersigned shall not, directly or indirectly (including through any of its Representatives), take any action that would make any representation or warranty made herein untrue or incorrect. The undersigned shall notify Purchaser promptly if any representation or warranty made here becomes untrue or incorrect in any material respect.

4.

Each party hereto shall, at the request of the other party, promptly execute and deliver any and all such further documents and instruments and take or cause to be taken any and all such further actions as may reasonably be required in order to fully perform and carry out the terms and intent of this letter agreement.

5.

Each party hereto agrees that irreparable harm would occur for which money damages would not be an adequate remedy at Law in the event that any of the provisions of this letter agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties hereto agree that, in the event of any breach or threatened breach of this letter agreement by a party, the non-breaching party will (so long as the Termination Payment has not been paid in accordance with the Agreement) be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

6.

This letter agreement may terminate at any time upon the mutual written agreement of the parties hereto and shall automatically terminate and be of no further force or effect upon the earlier of: (i) the Effective Time or (ii) termination of the Agreement in accordance with its terms.

7.

This letter agreement shall be governed by the Laws of the Province of Québec and the Laws of Canada applicable therein. Each party hereto hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Québec in respect of all matters arising under and in relation to this Agreement and the Arrangement and waives any defences to the maintenance of an action in the Courts of the Province of Québec.

8.

The Purchaser may, without the prior written consent of the undersigned, assign, delegate or otherwise Transfer rights and interests hereunder to an assignee of any of its rights and obligations under the Agreement pursuant to an assignment thereof in accordance with the Agreement. The undersigned may not assign, delegate or otherwise Transfer any of its rights, interests or obligations under this letter agreement without the prior written consent of the Purchaser.

9.

Each of the undersigned and the Purchaser hereby consents to the disclosure of the substance of this letter agreement in any press release, documents filed with the Court in connection with the Arrangement or transactions contemplated by the Agreement or any filing pursuant to applicable Securities Laws, including the Circular.

10.

This letter agreement may be executed in any number of counterparts (including counterparts by electronic copy) and all such counterparts taken together shall be deemed to constitute one and the same instrument. This letter agreement may only be amended, supplemented or otherwise modified by written agreement signed by the parties hereto.

11.

If the foregoing is in accordance with the Purchaser’s understanding and is agreed to by the Purchaser, please signify the Purchaser’s acceptance by the execution of the enclosed copies of this letter agreement where indicated below by an authorized signatory of the Purchaser and return the same to the undersigned, upon which this letter agreement as so accepted shall constitute an agreement between the Purchaser and the undersigned.

12.

The parties hereby confirm their express wish that this Agreement and all ancillary and related documents thereto be drafted in the English language. Les parties aux présentes confirment leur volonté expresse que la présente entente et tous les documents qui y sont accessoires soient rédigés en anglais.

[Remainder of page left intentionally blank. Signature page follows.]

Yours truly,

By:
(Signature)

(Print Name)

(Place of Residency)

(Name and Title)

Address:

Quantity and type of Subject Securities owned (beneficially or otherwise) as of the date hereof:

Shares:

Options:

RSUs:

Accepted and agreed on this _____ day of __________________, 2025.

XENO ACQUISITION CORP.

By:
Name:
Title: